As filed with the Securities and Exchange Commission on September 20, 2000
                       Registration No. 33-18255/811-5380

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                          Pre-Effective Amendment No.                      [ ]

                        Post-Effective Amendment No. 45                    [x]

                                     and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]

                                Amendment No. 46                           [x]
                       (Check appropriate box or boxes.)

                              FIRSTAR FUNDS, INC.
                              -------------------
               (Exact Name of Registrant as Specified in Charter)

                            615 East Michigan Street
                           Milwaukee, WI  53201-3011
              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code (414) 287-3909 with a copy of communications to:

                           W. Bruce McConnel, Esquire
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                          Philadelphia, PA  19103-6996

                        Copies of all communications to:

                             Suzanne E. Riley, Esq.
                       Firstar Mutual Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI  53202

It is proposed that this filing will become effective (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)
   [ ]  on
   [ ]  60 days after filing pursuant to paragraph (a)(1)
   [ ]  on                   pursuant to paragraph (a)(1)
   [x]  75 days after filing pursuant to paragraph (a)(2)
   [ ]  on               pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of Securities Being Registered:  Shares of Beneficial Interest



                PRELIMINARY PROSPECTUS DATED _________, 2000

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

PROSPECTUS
_________, 2000





OHIO TAX-EXEMPT MONEY MARKET FUND
MISSOURI TAX-EXEMPT BOND FUND
STRATEGIC INCOME FUND
SCIENCE & TECHNOLOGY FUND
LARGE CAP GROWTH FUND
RELATIVE VALUE FUND
REIT FUND
EQUITY INCOME FUND
SMALL CAP INDEX FUND
GLOBAL EQUITY FUND



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.



                                                                   FIRSTAR FUNDS

                                FIRSTAR FUNDS/R
                               ____________, 2000


                               TABLE OF CONTENTS


                                                                       Page
                                                                       ----
OHIO TAX-EXEMPT MONEY MARKET FUND.........................................3
MISSOURI TAX-EXEMPT BOND FUND............................................12
STRATEGIC INCOME FUND....................................................22
SCIENCE & TECHNOLOGY FUND................................................34
LARGE CAP GROWTH FUND....................................................42
RELATIVE VALUE FUND......................................................52
REIT FUND................................................................61
EQUITY INCOME FUND.......................................................71
SMALL CAP INDEX FUND.....................................................78
GLOBAL EQUITY FUND.......................................................86
TYPES OF INVESTMENT RISK.................................................97
INVESTING WITH FIRSTAR FUNDS............................................112
     Share Classes Available............................................112
     Sales Charges and Waivers..........................................114
     Purchasing Shares..................................................125
     Redeeming Shares...................................................131
     Exchanging Shares..................................................136
     Additional Shareholder Services....................................138
ADDITIONAL INFORMATION..................................................139
     Dividends, Capital Gains Distributions and Taxes...................140
     Management of the Funds............................................143
     Net Asset Value and Days of Operation..............................148
APPENDIX................................................................151
     Financial Highlights...............................................152

--------------------------------------------------------------------------------
Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.
--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF FIRSTAR BANK, N.A. AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

OHIO TAX-EXEMPT MONEY MARKET FUND

OBJECTIVE
The investment objective of the Ohio Tax-Exempt Money Market Fund is to provide current income exempt from federal income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities consistent with stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------
                     EXAMPLES OF OHIO MUNICIPAL SECURITIES
                     -------------------------------------
- tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues
- bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds
- municipal commercial paper and other short-term notes
- variable rate demand notes
- municipal bonds and leases
- participation interests in any of the above
--------------------------------------------------------------------------------

The Fund intends to achieve its investment goal by investing its assets so that at least 80% of its annual interest income is exempt from federal income tax and not subject to the alternative minimum tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. In addition, the Fund will invest its assets so that under normal circumstances, at least 65% of the value of its total assets will be invested in Ohio municipal securities exempt from federal regular income tax and Ohio State income tax. The Fund's portfolio consists of municipal securities maturing in 397 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. The Fund may invest more than 25% of its total assets in securities credit-enhanced by banks. Credit-enhanced securities are investments backed by a guaranty, a letter of credit or insurance.

The municipal securities in which the Fund invests are primarily debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities and obligations of other states, territories and possessions of the United States and any political subdivision or financing authority of any of these. The income from such obligations must be exempt from federal income tax (including alternative minimum tax) and the personal income taxes imposed by the state of Ohio and other municipalities.

When selling securities, the Adviser considers three factors: (1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated (e.g., the security's interest rate is not as favorable as other securities' interest rates)? (3) Has the Adviser's outlook regarding the security's income changed? If the Adviser can answer each question positively, then the adviser will sell the securities.

PARTICIPATION INTERESTS
The Fund may purchase interests in municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies. Financial institutions provide guarantees, letters of credit or insurance to the Fund on the underlying municipal securities.

MUNICIPAL LEASES
The Fund may also invest in municipal leases, which are obligations issued by state and local governments to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest. Municipal leases may be considered illiquid.

VARIABLE RATE DEMAND NOTES
The Fund may invest in variable rate demand notes, which are obligations with variable or floating interest rates. The notes provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. These securities usually bear interest at a rate that allow the securities to trade at par. Most variable rate demand notes allow the fund to demand the repurchase of the security on not more than 7 days' notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Fund treats variable rate demand notes as maturing on the later of the date of the next interest adjustment or the date on which the Fund may next tender the security for repurchase.

TEMPORARY INVESTMENTS
From time to time, the Fund may invest in tax-exempt or taxable short-term temporary investments when the Fund's Adviser determines that market conditions call for a temporary defensive posture. During such times, it is possible for the Fund not to reach its investment objective. Although the Fund is permitted to make taxable temporary investments, the Adviser currently has no intention to generate income subject to federal regular income tax.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate
                                                   -----------  -------------
risk and tax risk.  Credit risk is the risk that an issuer of fixed income
----     --------   -----------
securities may default on its obligation to pay interest and repay principal; to the extent the Fund invests in credit enhanced securities, it is especially susceptible to credit risk. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Interest rate risk is the risk that, when interest rates
                      ------------------
increase, fixed income securities, including municipal securities, will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by
           --------
changes in tax rates and policies than other funds.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Ohio state specific risks, as it may invest at
                            -------------------------
least 65% of its total assets in municipal obligations issued by entities located in the state of Ohio and the interest on which is paid solely from revenues of similar projects. Ohio's economy is largely composed of manufacturing, which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves Ohio vulnerable to an economic slowdown associated with business cycles. Furthermore, population growth, as in many states around the Great Lakes, has been stagnant.

The Fund's concentration in securities issued by Ohio and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of Ohio or its municipalities to meet their obligations will depend on:

     1. the availability of tax and other revenues;
     2. economic, political and demographic conditions within the state; and
     3. the underlying fiscal condition of the state, its countries and its municipalities.

Investing in the Fund has added risks because the Fund in a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"), subjecting the Fund to non-diversification risks. Compared with other mutual
                       -------------------------
funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

BAR CHART AND PERFORMANCE TABLE

The Fund offers two types of shares, as described under "Investing with Firstar Funds" - Retail A and Institutional. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) the average annual returns of the Fund's Retail A Shares. The Fund began operations on December 2, 1997 as a separate portfolio (the "Predecessor Stellar Fund") of Firstar Stellar Funds.
On November __, 2000, the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of corresponding classes of the Predecessor Stellar Fund. As of the date of this Prospectus, the Fund has not offered Institutional Shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                               (RETAIL A SHARES)
--------------------------------------------------------------------------------
                              1998            2.85
                              1999            2.69

                OHIO TAX-EXEMPT MONEY MARKET FUND

BEST QUARTER:       Q 2    '98          0.78%

WORST QUARTER:      Q 1    '98          0.63%


The Fund's performance for the six-month period ended June 30, 2000 was 1.63%.


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
                             (RETAIL A SHARES)<F1>
--------------------------------------------------------------------------------
                                                                   Since
                                                                 inception
                                1 Year   5 Years   10 Years   (inception date)
OHIO TAX-EXEMPT MONEY MARKET
  FUND
     Retail A Shares            2.69%       --        --           2.77%
                                                             (December 2, 1997)

<F1> The Ohio Tax-Exempt Money Market Fund's Retail A Shares is the
     corresponding class for the Predecessor Stellar Fund's Class C Shares.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Ohio Tax-Exempt Money Market Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)            RETAIL A  INSTITUTIONAL
-----------------------------------------            --------  -------------

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                  None         None
Maximum Deferred Sales Charge (Load)
  (as a percentage
of offering price)                                     None         None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends                                 None         None
Redemption Fees                                      None<F1>     None<F1>
Exchange Fees                                          None         None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)        RETAIL A  INSTITUTIONAL
                                                     --------  -------------
Management Fees                                        0.50%       0.50%
Distribution and Service (12b-1) Fees<F2>              0.00%       0.00%
Other Expenses<F3>                                     0.63%       0.63%
Total Annual Fund Operating Expenses                   1.13%       0.95%
Fee Waivers and Expense Reimbursements<F4>            (0.34%)     (0.34%)
                                                       -----       -----
Net Annual Fund Operating Expenses<F4>                 0.79%       0.79%

--------------------------------------------------------------------------------
<F1> A fee of $12.00 is charged for each wire redemption (Retail A Shares) and
     $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F2> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.50% of the Fund's average daily net assets for the Retail A shares. The Fund does not intend to pay 12b-1 fees with respect to the shares for the current fiscal year. The total of all shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Institutional shares.
<F3> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets. "Other Expenses" for the Institutional Shares are based on estimated amounts because this class is new.
<F4> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A and Institutional Shares until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% and 0.79% for each class, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years   5 Years  10 Years
                                      --------  --------  --------  --------
Ohio Tax-Exempt Money Market Fund
  Retail A Shares                        $81      $325      $589     $1,344
Ohio Tax-Exempt Money Market Fund
  Institutional Shares                   $81      $325      $589     $1,344


MISSOURI TAX-EXEMPT BOND FUND

OBJECTIVE
The investment objective of the Missouri Tax-Exempt Bond Fund is to seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

--------------------------------------------------------------------------------
WHAT ARE MUNICIPAL SECURITIES? State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, and at least 65% of its total assets in Missouri municipal securities, which are securities issued by the State of Missouri and other government issuers and that pay interest which is exempt from both federal income tax and Missouri state income tax.

--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY gives you the average time until all debt obligations, including municipal securities, in the Fund come due or mature. It is calculated by averaging the time to maturity of all debt obligations held by the Fund with each maturity "weighted" according to the percentage of assets which it represents.
--------------------------------------------------------------------------------

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds, together with any investments in taxable obligations, will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as Standard & Poor's or Moody's, or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate
                                                   -----------  -------------
risk, prepayment risk and tax risk.  Credit risk is the risk that an issuer of
----  ---------------     --------   -----------
fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase,
            ------------------
fixed income securities, including municipal securities, will decline in value. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities. Prepayment risk is the risk that an issuer will exercise its right to
           ---------------
pay principal on an obligation paid by the Fund earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

The Fund is also subject to Missouri state specific risks, as it may invest at
                            -----------------------------
least 65% of its total assets in municipal obligations issued by entities located in the state of Missouri and the interest on which is paid solely from revenues of similar projects. Missouri's economy is largely comprised of services, manufacturing (primarily defense, transportation and other durable goods), wholesale and retail trade, and state and local government. The exposure to these industries leaves Missouri vulnerable to an economic slowdown associated with the business cycles of such industries. Because defense-related business plays an important role in Missouri's economy, declining defense appropriations and federal downsizing also may continue to have an adverse impact on the State. From time to time, Missouri and its political subdivisions have encountered financial difficulties.

Investing in the Fund has added risks because the Fund is a non-diversified fund under the 1940 Act, subjecting the Fund to non-diversification risks.
                                                -------------------------
Compared with other mutual funds, this Fund may invest a greater percentage of its assets in a more limited number of issues concentrated in one state which, as a result, can increase the Fund's volatility. The value of the Fund's securities can be impacted by economic or political developments affecting certain securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B and Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on July 15, 1988 as a separate portfolio (the "Predecessor Mercantile Fund") of Mercantile Mutual Funds, Inc. On November __, 2000 the Predecessor Mercantile Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Fund. As of the date of this Prospectus, the Fund has not offered Y Shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them.

The Predecessor Mercantile Fund commenced operations on July 15, 1988 as a separate investment portfolio (the "Predecessor Arch Portfolio") of The ARCH Tax-Exempt Trust. On October 2, 1995, the Predecessor ARCH Portfolio was reorganized as a new portfolio of Mercantile Mutual Funds, Inc. Prior to that reorganization, the Predecessor ARCH Portfolio offered and sold shares that were similar to the Fund's Retail A, Retail B and Institutional Shares. Total returns for periods prior to October 2, 1995 reflect the performance of Institutional Shares of the Predecessor ARCH Portfolio.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                             (INSTITUTIONAL SHARES)
--------------------------------------------------------------------------------
                             1990             5.94
                             1991            11.66
                             1992             8.93
                             1993            11.86
                             1994            -5.59
                             1995            17.01
                             1996             3.19
                             1997             8.29
                             1998             5.41
                             1999            -2.85


                    MISSOURI TAX-EXEMPT BOND FUND

BEST QUARTER:       Q 1    '95             7.58%

WORST QUARTER:      Q 1    '94            -5.57%


The Fund's performance for the six-month period ended June 30, 2000 was 4.03%.


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
               (RETAIL A, RETAIL B AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                                              Since inception
                                1 Year   5 Years   10 Years   (inception date)

MISSOURI TAX-EXEMPT BOND FUND
Retail A Shares                 -6.92%    4.93%       --           5.76%
                                                            (September 28, 1990)

Retail B Shares                 -8.47%      --        --           3.60%
                                                            (March 7, 1995)<F2>

Institutional Shares            -2.85%    6.01%     6.18%          6.80%
                                                              (July 15, 1988)

LEHMAN BROTHERS MUNICIPAL
  BOND INDEX                    -2.06%    6.91%     6.89%          7.32%
                                                              (July 15, 1988)

<F1> The Missouri Tax-Exempt Bond Fund's Retail A, Retail B and Institutional
     Shares are the corresponding classes for the Predecessor Mercantile Fund's Investor A, Investor B and Trust Shares, respectively.

<F2> Date of initial public investment.

The Lehman Brothers Municipal Bond Index is a widely-recognized unmanaged index that tracks the performance of municipal bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Missouri Tax-Exempt Bond Fund.

SHAREHOLDER FEES
(fees paid directly
from your investment)               RETAIL A  RETAIL B     Y   INSTITUTIONAL
---------------------               -------- ---------    ---- -------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)      4.00%      None      None      None
Maximum Deferred Sales Charge
  (Load) (as a percentage of
  offering price)                     None   5.00%<F1>    None      None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends     None      None      None      None
Redemption Fees                     None<F2>  None<F2>  None<F2>  None<F2>
Exchange Fees                         None      None      None      None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)                   RETAIL A  RETAIL B     Y   INSTITUTIONAL
------------------------------      --------  --------    ---- -------------
Management Fees                      0.45%     0.45%     0.45%     0.45%
Distribution and Service
  (12b-1) Fees<F3>                   0.00%     0.75%     0.00%     0.00%
Other Expenses<F4>                   0.52%     0.52%     0.52%     0.27%
Total Annual Fund
  Operating Expenses                 0.97%     1.72%     0.97%     0.72%


<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively. Because these classes are new, "Other Expenses" for the Institutional Shares are based on estimated amounts.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                         --------  --------  --------  --------
Missouri Tax-Exempt Bond Fund
  Retail A Shares                          $495      $697      $915     $1,542
Missouri Tax-Exempt Bond Fund
  Retail B Shares
  Assuming complete redemption at
    end of period                          675       842      1,133     1,649
   Assuming no redemption                  175       542       933      1,649
Missouri Tax-Exempt Bond Fund Y Shares      99       309       536      1,190
Missouri Tax-Exempt Bond Fund
  Institutional Shares                      74       230       401       894

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.


STRATEGIC INCOME FUND

OBJECTIVE
The investment objective of the Strategic Income Fund is to generate high current income. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.


PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT CATEGORIES:
- U.S. government & corporate fixed-income securities
- International securities
- Real estate investment trusts
- Domestic equity securities
- Money market securities
- Mortgage and asset-backed securities
--------------------------------------------------------------------------------

The Fund attempts to achieve its investment goal by investing its assets in a core group of securities as shown in the box to the right. The Adviser's strategy is to spread the investment portfolio over several securities categories to reduce the impact of any drastic market movements affecting one category. With that in mind, the Fund invests approximately 40% of its assets in short to long-term, investment grade U.S. government and corporate fixed-income securities (category 1). The Fund invests between 0% to 20% of its assets in each of the other categories (categories 2 through 6). Overall, the Fund will have at least 65% of its assets invested in securities that produce income.

To aid in selecting securities, the Adviser will use the following techniques:

- fundamental and quantitative analysis to select equity securities, which includes examining price/earnings ratios, historical and projected earnings growth rates, historical sales growth rates, historical return on equity, market capitalization, and average daily trading volume;
- use of ratings assigned by nationally recognized statistical rating organizations (when needed);
- credit research;
- review of issuers' historical performance;
- examination of issuers' dividend growth record;
- consideration of market trends; and
- hedging through the use of options and futures.

When selling securities, the Adviser considers three factors: (1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated (e.g. deterioration of the credit quality or worthiness of the issuer)? (3) Has the Adviser's outlook changed (e.g. the company's market sector experienced negative changes)?

DOMESTIC FIXED-INCOME SECURITIES
As noted above, the Fund will invest in domestic corporate debt obligations, obligations of the United States, and notes, bonds and discount notes of U.S. government agencies or instrumentalities. The Adviser selects bonds based on their potential interest rates and yield in relation to other bonds of similar quality and maturity. The Fund will only invest in bonds which are rated Baa or higher by Moody's or rated BBB or higher by S&P or Fitch. If the securities are unrated, the Adviser must consider them to be of similar quality to the rated securities before the Fund may invest in them.

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued and/or guaranteed as to the payment of principal and interest by the U.S. government or its agencies or instrumentalities. U.S. government securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S government agencies or instrumentalities.

INTERNATIONAL SECURITIES
The Fund may invest in international securities (including other investment companies that invest primarily in international securities). The international securities include equity securities of non--U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. These securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts (ADRs or IDRs). The international fixed-income and corporate securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the Adviser must determine that they are of similar quality to the rated securities before the Fund may invest in them.

--------------------------------------------------------------------------------
A REIT (real estate investment trust) is a managed portfolio of real estate investments.
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS
The Fund may invest in equity or mortgage REITs that produce income. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes interest income to its shareholders.

DOMESTIC EQUITY SECURITIES
The Fund's domestic equity securities consist of high dividend paying common and preferred stocks of U.S. companies listed on the New York or American Stock Exchanges or traded in the over-the-counter market. The companies must have a history of stable earnings and/or growing dividends. The Fund may also invest in warrants and securities convertible into common stocks of these U.S. companies.

MONEY MARKET INSTRUMENTS
The Fund may invest in U.S. and foreign short-term money market instruments, including commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or F-1 or F-2 by Fitch, bank instruments, obligations of the U.S. government, its agencies or instrumentalities, repurchase agreements, and other unrated short-term instruments that the Adviser believes to be of comparable quality to the other obligations in which the Fund may invest.

MORTGAGE AND ASSET-BACKED SECURITIES
The Fund may invest in mortgage-backed securities, adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is
                                                   -----------   -----------
the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund is also subject to liquidity risk. Liquidity
                                                  --------------   ---------
risk is the risk that certain securities may be difficult or impossible to sell.
----
Fixed income securities in which the Fund invests are subject to credit risk and
                                                                 -----------
interest rate risk.  Credit risk is the risk that an issuer of fixed income
------------------   -----------
securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income
------------------
securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk,
                                                            ----------------
extension risk and prepayment risk.  Derivatives risk is the risk of loss from
--------------     ---------------   ----------------
transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is
                                                             --------------
the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay
---------------
principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks.
                                                            -------------
Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Fund is subject to futures and options on futures risks, as the Fund may use
                       ------------------------------------
futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes, and you could lose money because of the Fund's use of options.

The Fund is also subject to portfolio turnover risk.  The Fund purchases and
                            -----------------------
sells securities to capture dividends on particular securities. The Fund will purchase a security close to its ex-dividend date, thereby entitling the Fund to receive the anticipated dividend. The Fund will then sell the security after the ex-dividend date. This practice could result in the Fund experiencing an annual turnover rate of up to 250%. High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the performance of the Fund.

To the extent the Fund invests in REITs, it is subject to real estate investment
                                                          ----------------------
trust risks.  Some of the risks of equity and mortgage REITs are that they
-----------
depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail B Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as a separate portfolio (the "Predecessor Stellar Fund") of Firstar Stellar Funds. On November __, 2000 the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of a corresponding class of the Predecessor Stellar Fund. The Fund's Retail A Shares commenced operations on March 31, 2000. As of the date of this Prospectus, the Fund has not offered Y or Institutional Shares. Because the Fund's Retail A, Y and Institutional Shares have less than one calendar year's performance, no average annual returns are shown for them.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                               (RETAIL B SHARES)
--------------------------------------------------------------------------------
                              1995           13.24
                              1996            5.29
                              1997            9.49
                              1998           -3.19
                              1999           -5.80

               STRATEGIC INCOME FUND

BEST QUARTER:       Q 2    '97        4.59%

WORST QUARTER:      Q 1    '99       -2.72%


The Fund's performance for the six-month period ended June 30, 2000 was 5.76%.


        AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL B SHARES)<F1>
--------------------------------------------------------------------------------
                                                              Since inception
                                1 Year   5 Years   10 Years   (inception date)
STRATEGIC INCOME FUND
  Retail B Shares              -10.19%    3.40%       --           3.78%
                                                            (December 12, 1994)
LEHMAN BROTHERS
  GOVERNMENT/CORPORATE
  TOTAL INDEX                   -2.15%    7.61%       --           7.66%
                                                            (December 12, 1994)

<F1> The Strategic Income Fund's Retail B Shares is the corresponding class for the Predecessor Stellar Fund's Class B Shares.

The Lehman Brothers Government/Corporate Total Index is a widely-recognized unmanaged index of bonds which have maturities of at least one year and are rated investment grade or higher by Moody's, S&P or Fitch, in that order. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Income Fund.

SHAREHOLDER FEES
(fees paid directly
from your investment)               RETAIL A  RETAIL B     Y      INSTITUTIONAL
---------------------------         --------  --------    ----    -------------
Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of
  offering price)                    4.00%      None      None        None
Maximum Deferred Sales Charge
  (Load) (as a percentage
  of offering price)                  None   5.00%<F1>    None        None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends     None      None      None        None
Redemption Fees                     None<F2>  None<F2>  None<F2>    None<F2>
Exchange Fees                         None      None      None        None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)                   RETAIL A  RETAIL B     Y      INSTITUTIONAL
-----------------------------       --------  --------    ----    -------------
Management Fees                      0.95%     0.95%     0.95%        0.95%
Distribution and Service
  (12b-1) Fees<F3>                   0.00%     0.75%     0.00%        0.00%
Other Expenses<F4>                   0.54%     0.54%     0.54%        0.29%
Total Annual Fund Operating Expenses 1.49%     2.24%     1.49%        1.24%
Fee Waivers and Expense
  Reimbursements<F5>                (0.04%)   (0.54%)   (0.04%)      (0.04%)
                                     ------    ------    ------      ------
Net Annual Fund Operating
  Expenses<F5>                       1.45%     1.70%     1.45%        1.20%

--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively. "Other Expenses" for the Y and Institutional Shares are based on estimated amounts because these classes are new.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.45%, 1.70%, 1.45% and 1.20% for each class, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                          ------   -------   -------   --------
Strategic Income Fund - Retail A Shares   $542      $848      $1,177   $2,105
Strategic Income Fund - Retail B Shares
  Assuming complete redemption
    at end of period                       673       948       1,351    2,169
  Assuming no redemption                   173       648       1,151    2,169
Strategic Income Fund - Y Shares           148       467         809    1,776
Strategic Income Fund -
  Institutional Shares                     122       389         677    1,496

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.


SCIENCE & TECHNOLOGY FUND

OBJECTIVE
The investment objective of the Science & Technology Fund is to maximize growth and capital appreciation by investing in equity securities of companies in the science and technology industry. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies in the science and/or technology sectors. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in common stock, preferred stocks and warrants of companies of any size principally engaged in science and technology business activities. The Fund considers science and technology sectors to include companies whose primary business is to provide goods or services in the fields of science (i.e., medical and health) or technology (i.e., computers and communications). Such companies include those that:

- make or sell products used in health care;
- make or sell medical equipment and devices and related technologies;
- make or sell software or information-based services and consulting, communications and related services;
- design, manufacture or sell electronic components and systems;
- research, design, develop, manufacture or distribute products, processes or services that relate to hardware technology within the computer industry;
- develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors; and
- engage in the development, manufacturing or sale of communications services or communications equipment.

The Adviser believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. It is important to note that prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline.

The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund may invest in small, medium or large size companies. The Adviser will select securities while attempting to maintain an acceptable level of risk largely through the use of proprietary fundamental research and "bottom-up" stock selection. The Adviser will consider the following factors when assessing a particular security:

- price/earnings ratios,
- historical and projected earnings growth rates,
- historical sales growth rates,
- historical return on equity,
- market capitalization,
- average daily trading volume, and
- credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessments of the risk and volatility of the company's industry. To a limited degree, the Fund may invest in foreign securities and options and futures for hedging purposes. When selling securities, the Adviser considers three factors:
(1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated (e.g. decreased growth/earnings, new competition, or lessened financial or managerial stability of the company)? (3) Has the Adviser's outlook changed (e.g. anticipated changes in the company's market place do not result)?

TEMPORARY INVESTMENTS
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in high quality U.S. short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of these short-term money market instruments include:

- commercial paper
- certificates of deposit, demand and time deposits and bankers' acceptance
- U.S. government securities
- repurchase agreements (collateralized by U.S. Treasury obligations and U.S. government agencies)

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume market risk,
                                                              -----------
industry risk and non-diversification risk in search of long-term capital
-------------     ------------------------
appreciation.  Market risk is that risk that the value of the securities in
               -----------
which a Fund may invest may go up or down in response to the prospects of individual companies. Because the Fund invests in a particular industry it is subject to industry risk, the risk that a group of related stocks will decline
           -------------
in price due to industry specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. Non-diversification risk
                                                       ------------------------
is the risk that, because more of the Fund's assets may be concentrated in the common stock of any single issuer, the value of the Fund's shares may be more susceptible to adverse developments affecting any single issuer, and more susceptible to greater losses because of these developments than shares of a more diversified fund.

The Fund is subject to science and technology concentration risks.  Science and
                       ------------------------------------------
technology related companies face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than many other industries. Technology and technology related companies may be subject to short product cycles and aggressive pricing which may increase their volatility. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the science and technology areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. Furthermore, companies within the science and technology industries face greater risks of competition from new market entrances and increased research and development costs. Additionally, companies in these areas are dependent upon consumer and business acceptance as new technologies evolve.

Because the Fund may invest in initial public offerings (IPOs), it is subject to IPO risk. IPOs may have a magnified performance impact on a fund with small
--------
asset base. The impact of IPOs on the Fund's performance will decrease as the Fund's asset size increases, which could reduce the Fund's total returns.

The Fund is subject to futures and options on futures risks, as the Fund may use
                       ------------------------------------
futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's holdings are subject to small and midcap stock risks.  Small and
                                   ----------------------------
medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

Because the Fund has been in existence for less than one calendar year, no performance information for the Fund is included in this Prospectus. The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." The Fund began operations on August 9, 1999 as a separate portfolio (the "Predecessor Stellar Fund") of Firstar Stellar Funds. On November __, 2000 the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The Fund offers Retail A Shares, Retail B Shares and Institutional Shares, which are the corresponding classes for the Predecessor Stellar Fund's Class A Shares, Class B Shares and Class Y Shares. As of the date of this Prospectus, the Fund has not offered Y Shares.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Science & Technology Fund.

SHAREHOLDER FEES
(fees paid directly from
your investment)                    RETAIL A  RETAIL B     Y      INSTITUTIONAL
----------------------------        --------  --------    ----    -------------
Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of
  offering price)                    5.50%      None      None        None
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price)                       None   5.00%<F1>    None        None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends       None      None      None        None
Redemption Fees                     None<F2>  None<F2>  None<F2>    None<F2>
Exchange Fees                         None      None      None        None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)                   RETAIL A  RETAIL B     Y      INSTITUTIONAL
------------------------------      --------  --------    ----    -------------
Management Fees                      1.05%     1.05%     1.05%        1.05%
Distribution and Service
  (12b-1) Fees<F3>                   0.00%     0.75%     0.00%        0.00%
Other Expenses<F4>                   0.51%     0.51%     0.51%        0.26%
Total Annual Fund
  Operating Expenses                 1.56%     2.31%     1.56%        1.31%

--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively. "Other Expenses" for the Y Shares are based on estimated amounts because this class is new.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                          ------   -------   -------   --------
Science & Technology Fund -
  Retail A Shares                          $546      $852     $1,181    $2,108
Science & Technology Fund -
  Retail B Shares
  Assuming complete redemption
    at end of period                       734      1,021     1,435     2,286
  Assuming no redemption                   234       721      1,235     2,286
Science & Technology Fund - Y Shares       159       493       850      1,856
Science & Technology Fund
  Institutional Shares                     131       415       718      1,579

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.


LARGE CAP GROWTH FUND

OBJECTIVE
The investment objective of the Large Cap Growth Fund is to maximize capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund attempts to achieve its investment goal by investing at least 65% of the value of its total assets in growth-oriented domestic equity securities. "Growth-oriented" securities are securities of U.S. companies that have market capitalization of $1.5 billion or more and, based on traditional research techniques, the Fund's Adviser believes have earnings growth potential superior to the S&P 500. The Fund will maximize the amount of capital appreciation that it can within the constraints of its investment policies and restrictions.

The Adviser selects securities and attempts to maintain an acceptable level of risk largely through proprietary fundamental research and "bottom-up" stock selection. The Adviser considers the following factors when assessing a particular security:

--------------------------------------------------------------------------------
WHAT ARE "GROWTH-ORIENTED" SECURITIES?
Securities of U.S. companies with market capitalization of $1.5 billion or greater that show superior growth in earnings and revenues.
--------------------------------------------------------------------------------

- price/earnings ratios,
- historical and projected earnings growth rates,
- historical sales growth rates,
- historical return on equity,
- market capitalization,
- average daily trading volume, and
- credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses fundamental research together with economic forecasts and assessment of the risk and volatility of the company's industry. When selling securities, the Adviser considers three factors: (1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated (e.g. decreased growth/earnings, new competition, or lessened financial or managerial stability of the company)? (3) Has the Adviser's outlook changed (e.g. anticipated changes in the company's marketplace do not result)?

The Fund's domestic equity securities usually consist of U.S. common and preferred stocks and warrants of companies with market capitalization of $1.5 billion or greater. The stocks are listed on the New York or American Stock Exchanges or traded in the over-the-counter market.

To a limited degree, the Fund may also invest in: bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.

TEMPORARY INVESTMENTS
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the short-term money market instruments include:

- commercial paper
- certificates of deposit, demand and time deposits and bankers' acceptances
- U.S. government securities
- repurchase agreements

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

PRINCIPAL RISKS
The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk.  Market risk is the risk that the value of
                       -----------   -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest
                                                     -----------     --------
rate risk.  Credit risk is the risk that an issuer of fixed income securities
---------   -----------
may default on its obligation to pay interest and repay principal.  Interest
                                                                    --------
rate risk is the risk that, when interest rates increase, fixed income
---------
securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk,
                                                            ----------------
extension risk and prepayment risk.  Derivatives risk is the risk of loss from
--------------     ---------------   ----------------
transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market movements and may be leveraged. Extension risk
                                                                 --------------
is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay
---------------
principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign securities are subject to foreign risks.
                                                            -------------
Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

To the extent the Fund invests in REITs, it is subject to real estate investment
                                                          ----------------------
trust risks.  Some of the risks of equity and mortgage REITs are that they
-----------
depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location. The Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.

The Fund is subject to futures and options on futures risks, as the Fund may use
                       ------------------------------------
futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's holdings are subject to small and midcap stock risks.  Small and
                                   ----------------------------
medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail B Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares and Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on December 12, 1994 as a separate portfolio (the "Predecessor Stellar Fund") of Firstar Stellar Funds. On November __, 2000 the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of a corresponding class of the Predecessor Stellar Fund.
The Fund's Retail A Shares commenced operations on March 31, 2000.  As of the
date of this Prospectus, the Fund has not offered Y Shares.    Because the
Fund's Retail A and Y Shares have less than one year's performance, no average annual returns are shown for them.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                               (RETAIL B SHARES)
--------------------------------------------------------------------------------
                              1995           27.37
                              1996           23.35
                              1997           25.28
                              1998           28.05
                              1999           25.42

              LARGE CAP GROWTH FUND

BEST QUARTER:       Q 4    '98            23.49%

WORST QUARTER:      Q 3    '98           -10.87%

The Fund's performance for the six-month period ended June 30, 2000 was 5.95%.


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
                 (RETAIL B SHARES AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                                              Since inception
                                 1 Year   5 Years   10 Years  (inception date)
LARGE CAP GROWTH FUND
  Retail B Shares                20.42%    25.80%      --          26.41%
                                                            (December 12, 1994)
  Institutional Shares           25.84%      --        --          25.09%
                                                             (August 18, 1997)
  S&P 500 INDEX                  21.05%    28.50%      --          28.58%
                                                            (December 12, 1994)

<F1> The Large Cap Growth Fund's Retail B and Institutional Shares are the
     corresponding classes for the Predecessor Stellar Fund's Class B and Class Y Shares, respectively.

The S&P 500 Index is a widely-recognized unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Growth Fund.

SHAREHOLDER FEES
(fees paid directly
from your investment)            RETAIL A  RETAIL B      Y     INSTITUTIONAL
                                 --------  --------    ----    -------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)    5.50%     None      None         None
Maximum Deferred Sales Charge
  (Load) (as a percentage
  of offering price)               None    5.00%<F1>   None         None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends  None      None      None         None
Redemption Fees                  None<F2>  None<F2>  None<F2>     None<F2>
Exchange Fees                      None      None      None         None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)                RETAIL A  RETAIL B      Y     INSTITUTIONAL
                                 --------  --------    ----    -------------
Management Fees                    0.95%     0.95%     0.95%       0.95%
Distribution and Service
  (12b-1) Fees<F3>                 0.00%     0.75%     0.00%       0.00%
Other Expenses<F4>                 0.48%     0.48%     0.48%       0.23%
Total Annual Fund Operating
  Expenses                         1.43%     2.18%     1.43%       1.18%
Fee Waivers and Expenses
  Reimbursements<F5>              (0.04%)   (0.04%)   (0.04%)     (0.04%)
Net Annual Fund Operating
  Expenses<F5>                     1.39%     2.14%     1.39%       1.14%

--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively. "Other Expenses" for the Y Shares are based on estimated amounts because this class is new.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.39%, 2.14%, 1.39% and 1.14% for each class, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                         --------  --------  --------  --------
Large Cap Growth Fund - Retail A Shares     $684      $974     $1,285    $2,166
Large Cap Growth Fund - Retail B Shares
  Assuming complete redemption
  at end of period                         717       978      1,366     2,146
  Assuming no redemption                   217       678      1,166     2,146
Large Cap Growth Fund - Y Shares           142       449       778      1,710
Large Cap Growth Fund -
  Institutional Shares                     116       371       645      1,428

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.


RELATIVE VALUE FUND

OBJECTIVE
The investment objective of the Relative Value Fund is to obtain the highest total return from a combination of income and capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its objective, the Fund invests primarily in common stocks. The stocks in which the Fund may invest include stocks that the Adviser believes represent the best values within each industry sector. In the Adviser's opinion, stocks with the best values present characteristics consistent with low volatility, above average yields, and are under valued relative to the stocks comprising the Standard & Poor's 500 Composite Stock Price Index. Under normal circumstances, the Fund will invest at least 70% of its assets in common stocks, which to a limited extent may include stocks of foreign issuers. To obtain income, the Fund may invest a significant portion of its assets in investment grade fixed-income securities such as domestic issues of corporate debt obligations with short and intermediate terms. In this manner, the Fund will attempt to obtain the highest total return that it can within the constraints of its investment policies and restrictions.

The Adviser uses traditional research techniques when choosing which stocks to invest in. The Adviser selects securities and attempts to maintain an acceptable level of risk largely through the use of automated quantitative measurement techniques. The Adviser considers the following "value" characteristics when using this research technique:

- price/earnings ratios,
- dividend yield,
- book value,
- assets to liabilities ratio,
- management ownership,
- average daily trading volume, and
- credit rankings based on nationally recognized statistical rating organizations (NRSROs).

The Adviser uses the quantitative model together with economic forecasts and assessment of the risk and volatility of the company's industry. The Adviser assesses the earnings and dividend growth prospects of the various companies' stock and then considers the risk and volatility of the company's industry. The Adviser typically invests in common stocks of companies that are in the top 25% of their industries with regard to revenues. The Adviser also considers other factors such as product position or market share.

When selling securities, the Adviser considers three factors: (1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated (e.g. decreased growth/earnings, new competition, lessened financial or managerial stability of the company, or the security's interest rate is not a favorable as other securities' interest rates)? (3) Has the Adviser's outlook changed (e.g. anticipated changes in the company's market place do not result)?

TEMPORARY INVESTMENTS
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in short-term temporary investments. Some of the short-term money market instruments include:

- commercial paper
- certificates of deposit, demand and time deposits and bankers' acceptances
- U.S. government securities
- repurchase agreements

To the extent that the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.

PRINCIPAL RISKS
The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk and value style investing risk.  Market risk
                       -----------     --------------------------   -----------
is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value
                                                                        -----
style investing risk is the risk that the performance resulting from the Fund's
--------------------
"value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

The Fund's investments in debt securities are subject to credit risk and
                                                         -----------
interest rate risk.  Credit risk is the risk that an issuer of fixed income
------------------   -----------
securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income
------------------
securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from
        ----------------   ----------------
transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market movements and may be leveraged.

The Fund's investments in foreign securities are subject to foreign risks.
                                                            -------------
Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares, Retail B Shares and Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on June 5, 1991 as a separate portfolio (the "Predecessor Stellar Fund") of Firstar Stellar Funds. On November __, 2000 the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of corresponding classes of the Predecessor Stellar Fund. As of the date of this Prospectus, the Fund has not offered Y Shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                               (RETAIL A SHARES)
--------------------------------------------------------------------------------
                              1992           11.19
                              1993           13.73
                              1994           -2.63
                              1995           35.69
                              1996           26.45
                              1997           32.20
                              1998           18.25
                              1999            6.96

               RELATIVE VALUE FUND

BEST QUARTER:       Q 4    '98            21.33%

WORST QUARTER:      Q 3    '98           -12.29%

The Fund's performance for the six-month period ended June 30, 2000 was -2.56%.


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES, RETAIL B SHARES AND
                           INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                 1 Year   5 Years   10 Years  Since inception
                                                              (inception date)
RELATIVE VALUE FUND
  Retail A Shares                2.16%     22.33%      --          15.48%
                                                               (June 5, 1991)
  Retail B Shares                1.63%       --        --          4.98%
                                                              (March 31, 1998)
  Institutional Shares           7.42%       --        --          13.91%
                                                             (August 18, 1997)
S&P 500 INDEX                    21.05%    28.54%      --          19.44%
                                                               (June 5, 1991)
LIPPER GROWTH & INCOME AVERAGE   11.23%    22.56%      --          16.09%
                                                               (June 5, 1991)

--------------------------------------------------------------------------------
<F1> The Relative Value Fund's Retail A, Retail B and Institutional Shares are
     the corresponding classes for the Predecessor Stellar Fund's Class A, Class B and Y Shares, respectively.

The S&P 500 Index is a widely-recognized unmanaged index of 500 domestic stocks created by Standard & Poor's Corporation. The Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Relative Value Fund.

SHAREHOLDER FEES
(fees paid directly from
your investment)                 RETAIL A  RETAIL B      Y     INSTITUTIONAL
----------------------------     --------  --------    ----    -------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)    5.50%     None      None         None
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price)                    None    5.00%<F1>   None         None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends    None      None      None         None
Redemption Fees                  None<F2>  None<F2>  None<F2>     None<F2>
Exchange Fees                      None      None      None         None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)                RETAIL A  RETAIL B      Y     INSTITUTIONAL
------------------------------   --------  --------    ----    -------------
Management Fees                    0.75%     0.75%     0.75%       0.75%
Distribution and Service
  (12b-1) Fees<F3>                 0.00%     0.75%     0.00%       0.00%
Other Expenses<F4>                 0.47%     0.47%     0.47%       0.22%
Total Annual Fund Operating
  Expenses                         1.22%     1.97%     1.22%       0.97%

--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively. "Other Expenses" for the Y Shares are based on estimated amounts because this class is new.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                         --------  --------  --------  --------
Relative Value Fund -Retail A Shares       $667      $916     $1,183    $1,946
Relative Value Fund -Retail B Shares       700        918      1,262     1,924
  Assuming complete redemption at
    end of period                          200        618      1,062     1,924
  Assuming no redemption                   124       387        670      1,477
Relative Value Fund - Y Shares              99       309       536       1,190
Relative Value Fund -
  Institutional Shares

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

REIT FUND

OBJECTIVE
The investment objective of the REIT Fund is to provide above average income and long-term growth of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund attempts to achieve its investment goals by investing primarily in real estate investment trusts ("REITs") plus other real estate related equity securities (including common stock, preferred stock and securities convertible into common stock). Under normal circumstances, the Fund will invest at least 65% of its total assets in REITs. The Fund will invest primarily in equity REITs that invest in office, residential, retail, industrial and specialty properties. The Fund may also invest in mortgage REITs that invest in real estate mortgages. Real estate related equity securities also include those issued by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies.

The Adviser selects securities and attempts to maintain an acceptable level of risk and volatility largely through the use of quantitative and analytical measurement techniques. The Adviser considers the following factors when using these research techniques:

- the ratio of the company's income from operations compared to the price of the security ("price to income ratio"),
- historical and projected income growth rates,
- management strategy,
- real estate portfolio analysis,
- market capitalization,
- average daily trading volume and
- the amount of the company's debt, and how that debt could affect the company's ability to make additional investments.

The Fund primarily purchases REITs with above average income growth rates (compared to other REITs) coupled with low price to income ratios. The Fund's Adviser believes that these companies, when managed successfully, will produce above average income and will eventually become more widely recognized by investors as valuable investment opportunities. These factors should result in long-term growth of capital.

When selling securities, the Adviser considers three factors: (1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated? (3) Has the Adviser's outlook changed? If the Adviser can answer each question positively, then the Adviser will sell the securities.


TEMPORARY INVESTMENTS
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in high quality U.S. and foreign short-term money market instruments. The Fund may invest up to 35% of its assets in these securities to maintain liquidity. Some of the short-term money market instruments include:

- commercial paper
- certificates of deposit, demand and time deposits and bankers' acceptances
- U.S. government securities
- repurchase agreements collateralized by U.S. government securities
- money market funds

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective. To the extent the Fund invests in money market funds, shareholders will be subject to duplicative management fees.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk and industry risk.  Market risk is the risk
                       -----------     -------------   -----------
that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Industry risk is the risk that a group of related stocks will
             -------------
decline in price due to industry specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. In addition, the Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in only one industry.

The Fund is also subject to real estate investment trust risks.  Some of the
                            ----------------------------------
risks of equity and mortgage REITs are that they depend on management skills and are not diversified. As a result, REITs are subject to the risk of financing either single projects or any number of projects. REITs depend on heavy cash flow and may be subject to defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended. The Adviser tries to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

Many REITs are smaller in size and therefore are subject to liquidity risk.
                                                            --------------
Liquidity risk is the risk that certain securities may be difficult or
--------------
impossible to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

The Fund's holdings are subject to small and midcap stock risks.  Small and
                                   ----------------------------
medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. The trading volume of small and medium size companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. These factors could negatively affect the price of the stock and reduce the value of the Fund.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Retail B Shares and Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on June 24, 1997 as a separate portfolio (the "Predecessor Select Fund") of Firstar Select Funds. On November __, 2000 the Predecessor Select Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of corresponding classes of the Predecessor Select Fund. As of the date of this Prospectus, the Fund has not offered Retail A or Y Shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them.

The performance of the period prior to June 24, 1997 is the performance of a common trust fund managed by the Adviser which operated during the periods prior to commencement of operations of the Predecessor Fund using materially equivalent investment objectives, policies, guidelines and restrictions as the Predecessor Select Fund. The common trust fund transferred its assets to the Predecessor Select Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies and guidelines and restrictions to those of the Predecessor Select Fund. The common trust fund was not registered under the 1940 Act and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code.
The common trust fund's performance was adjusted to reflect expenses of 1.34% (the percentage of expenses estimated for the Predecessor Select Fund in its original prospectus). If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. [The performance of the common trust fund has been restated to reflect Predecessor Select Fund's expenses for its first year of operations.]

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                             (INSTITUTIONAL SHARES)
--------------------------------------------------------------------------------
                              1990          -17.87
                              1991           28.83
                              1992           18.30
                              1993           18.94
                              1994            0.02
                              1995           10.07
                              1996           32.00
                              1997           16.75
                              1998          -15.96
                              1999           -4.39

                    REIT FUND

BEST QUARTER:       Q 1    '93            17.77%

WORST QUARTER:      Q 3    '90           -12.22%


The Fund's performance for the six-month period ended June 30, 2000 was 14.49%.


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
                 (RETAIL B SHARES AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                                              Since inception
                                 1 Year   5 Years   10 Years  (inception date)
REIT FUND

Retail B Shares                -4.49%<F2>    --        --         -11.32%
                                                              (April 1, 1998)

Institutional Shares           -4.39%<F3>  6.39%     7.33%          6.54%
                                                              (June 24, 1997)

MORGAN STANLEY REIT INDEX        -3.32%     N/A       N/A          -3.54%
                                                              (June 24, 1997)

--------------------------------------------------------------------------------
<F1> The REIT Fund's Retail B and Institutional Shares are the corresponding classes for the Predecessor Select Fund's Class B and Y Shares, respectively.
<F2> Commenced operations on April 1, 1998.
<F3> Commenced operations on June 24, 1997.

The Morgan Stanley REIT Index is a widely-recognized unmanaged index comprised of the most actively traded REITs. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the REIT Fund.

SHAREHOLDER FEES
(fees paid directly from
your investment)                 RETAIL A  RETAIL B      Y     INSTITUTIONAL
--------------------------       --------  --------    ----    -------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)    5.50%     None      None         None
Maximum Deferred Sales Charge
  (Load) (as a percentage
  of offering price)               None    5.00%<F1>   None         None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends    None      None      None         None
Redemption Fees                  None<F2>  None<F2>  None<F2>     None<F2>
Exchange Fees                      None      None      None         None



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)                RETAIL A  RETAIL B      Y     INSTITUTIONAL
------------------------------   --------  --------    ----    -------------
Management Fees                    0.75%     0.75%     0.75%       0.75%
Distribution and Service
  (12b-1) Fees<F3>                 0.00%     0.75%     0.00%       0.00%
Other Expenses<F4>                 1.03%     1.03%     1.03%       0.78%
Total Annual Fund Operating
  Expenses                         1.78%     2.53%     1.78%       1.53%
Fee Waivers and Expense
  Reimbursements<F5>              (0.20%)   (0.20%)   (0.20%)     (0.20%)
Net Annual Fund Operating
  Expenses<F5>                     1.58%     2.33%     1.58%       1.33%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively. "Other Expenses" for the Retail A and Institutional Shares are based on estimated amounts because these classes are new.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.58%, 2.33%, 1.58% and 1.33% for each class, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 Year    3 Years   5 Years   10 Years
                                   --------   --------  --------  --------
REIT Fund -Retail A Shares           $702      $1,061    $1,444    $2,514
REIT Fund -Retail B Shares
  Assuming complete redemption
    at end of period                 736       1,069     1,528     2,479
  Assuming no redemption             236        769      1,328     2,479
REIT Fund - Y Shares                 161        541       946      2,078
REIT Fund - Institutional Shares     135        464       815      1,807

 Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.

EQUITY INCOME FUND

OBJECTIVE
The investment objective of the Equity Income Fund is to seek to provide an above-average level of income consistent with long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------
MARKET CAPITALIZATION is a common measure of the size of a company. It is the market price of a share of the company's stock multiplied by the number of outstanding shares.
--------------------------------------------------------------------------------

The Fund invests primarily in the common stocks of value companies with large market capitalizations (generally, $5 billion or higher). In selecting these stocks, the Adviser evaluates a number of quantitative factors, including dividend yield, current and future earnings potential compared to stock prices and total return potential. The Adviser also examines other measures of valuation, including cash flow, asset value and book value.

--------------------------------------------------------------------------------
VALUE STOCKS are those that appear to be underpriced based on valuation measures, such as lower price-to-earnings and price-to-book value ratios.
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 65% of its total assets in income-producing (dividend-paying) equity securities, primarily common stocks. These stocks generally will be listed on a national stock exchange or will be unlisted stocks with established over-the-counter markets. Many such stocks may offer above-average dividend yields, with corresponding above-average levels of income, in each case as compared to the S&P 500 Index.

The Fund may emphasize, from time to time, particular companies or market sectors, in attempting to achieve its investment objective.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk  and value style investing risk. Market risk
                       -----------      --------------------------  -----------
is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. In addition, different types of equity securities tend to shift in and out of favor depending on market and economic conditions. Value
                                                                        -----
style investing risk is the risk that the performance resulting from the Fund's
--------------------
"value" investment style may sometimes be lower than that of other types of equity funds, such as those focusing more exclusively on growth in earnings.

To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to market sector risk.
                                                         ------------------
Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B, Y and Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on February 27, 1997 as a separate portfolio (the "Predecessor Mercantile Fund") of Mercantile Mutual Funds, Inc. On November __, 2000 the Predecessor Mercantile Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Fund.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.


              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                               (RETAIL A SHARES)
--------------------------------------------------------------------------------

                              1998           10.82
                              1999           -2.98


                EQUITY INCOME FUND

BEST QUARTER:       Q 2    '97            14.36%

WORST QUARTER:      Q 3    '98            -8.77%


The Fund's performance for the six-month period ended June 30, 2000 was -5.27%.


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
              (RETAIL A, RETAIL B, Y AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                                              Since inception
                                 1 Year   5 Years   10 Years  (inception date)
EQUITY INCOME FUND
Retail A Shares                  -8.36%      --        --          7.66%
                                                            (February 27, 1997)
Retail B Shares                  -7.85%      --        --          8.42%
                                                            (February 27, 1997)
Y Shares                         -2.85%      --        --          9.99%
                                                            (February 27, 1997)
Institutional Shares             -2.80%      --        --          10.11%
                                                            (February 27, 1997)
RUSSELL 1000 VALUE INDEX         7.35%       --        --          17.41%
                                                            (February 28, 1997)

<F1> The Equity Income Fund's Retail A, Retail B, Y and Institutional Shares are
     the corresponding classes for the Predecessor Mercantile Fund's Investor A, Investor B, Institutional and Trust shares, respectively.

The Russell 1000 Value Index is a widely-recognized unmanaged index that measures the performance of the stocks in the Russell 1000 Index with less than average growth orientation. Companies in this Index generally have low price to book and price/earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000 Index consists of the 1,000 largest U.S. companies as ranked by total market capitalization. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Income Fund.

SHAREHOLDER FEES
(fees paid directly from
your investment)                 RETAIL A  RETAIL B      Y     INSTITUTIONAL
--------------------------       --------  --------    ----    -------------
Maximum Sales Charge (Load)
  Imposed on Purchases
  (as a percentage of
  offering price)                  5.50%     None      None         None
Maximum Deferred Sales Charge
  (Load) (as a percentage of
  offering price)                  None    5.00%<F1>   None         None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends  None      None      None         None
Redemption Fees                  None<F2>  None<F2>  None<F2>     None<F2>
Exchange Fees                      None      None      None         None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)                RETAIL A  RETAIL B      Y     INSTITUTIONAL
-------------------------------  --------  --------    ----    -------------
Management Fees                    0.75%     0.75%     0.75%       0.75%
Distribution and Service
  (12b-1) Fees<F3>                 0.00%     0.75%     0.00%       0.00%
Other Expenses<F4>                 0.53%     0.53%     0.53%       0.28%
Total Annual Fund Operating
  Expenses                         1.28%     2.03%     1.28%       1.03%
Fee Waivers and Expense
  Reimbursements<F5>              (0.03%)   (0.03%)   (0.03%)     (0.03%)
Net Annual Fund Operating
  Expenses<F5>                     1.25%     2.00%     1.25%       1.00%

--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.25%, 2.00%, 1.25% and 1.00% for each class, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                         -------   --------  --------  --------
Equity Income Fund -Retail A Shares        $670      $931     $1,211    $2,008
Equity Income Fund -Retail B Shares
  Assuming complete redemption at
    end of period                          703       934      1,290     1,986
  Assuming no redemption                   203       634      1,090     1,986
Equity Income Fund - Y Shares              127       403       699      1,543
Equity Income Fund - Institutional Shares  102       325       566      1,257

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.


SMALL CAP INDEX FUND

OBJECTIVE
The investment objective of the Small Cap Index Fund is to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. common stocks with smaller stock market capitalizations, as represented by the S&P SmallCap 600 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------
INDEXING is a strategy whereby the Fund attempts to weight its securities to match those of a broadly-based securities index in an attempt to approximate the index's performance.
--------------------------------------------------------------------------------

The Fund uses an "indexing" strategy through the use of sophisticated computer models to approximate the investment performance of the S&P SmallCap 600 Index. The Fund will invest at least 80% of its total assets in securities listed in the S&P SmallCap 600 Index and typically will hold all 600 stocks represented in the Index. Under certain circumstances, however, the Fund may not hold all 600 stocks in the Index because of shareholder activity or changes in the Index. In general, each stock's percentage weighting in the Fund is based on its weighting in the S&P SmallCap 600 Index. When stocks are removed from or added to the Index, those changes are reflected in the Fund. The Fund periodically "rebalances" its holdings as dictated by changes in shareholder purchase and redemption activity and in the composition of the S&P SmallCap 600 Index.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant portion of the S&P SmallCap 600 Index, those stocks will be represented in substantially the same proportion in the Fund.

Under normal market conditions, it is expected that the quarterly performance of the Fund, before expenses, will track the performance of the S&P SmallCap 600 Index within a .95 correlation coefficient.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk. Market risk is the risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the small-cap portion of the U.S. stock market, as measured by the S&P SmallCap 600 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever small-cap stocks underperform large- or mid-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

The Adviser may be required to sell common stock if the issuer is eliminated from the S&P SmallCap 600 Index. Such sales may result in:
- lower prices, or
- losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's ability to duplicate the performance of the S&P SmallCap 600 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

To the extent that stocks in a particular market sector, such as technology, comprise a significant portion of the S&P Small Cap 600 Index and, correspondingly, the Fund's holdings, the Fund will be especially susceptible to market sector risk. Stock of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's holdings are subject to small cap stock risks. Small capitalization
                                   ---------------------
stocks involve greater risks than those associated with larger, more established companies. These factors increase risk and may result in more significant losses than other Firstar Funds. By typically investing in all 600 stocks in the Index, the Fund remains broadly diversified, which may reduce some of this risk. Small company stocks may be subject to more abrupt or erratic price movements. Also, securities of small-cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities
           --------------   --------------
may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P SmallCap 600 Index to track general stock market performance.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Y and Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on December 30, 1998 as a separate portfolio (the "Predecessor Mercantile Fund") of Mercantile Mutual Funds, Inc. On November __, 2000 the Predecessor Mercantile Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of corresponding classes of the Predecessor Mercantile Fund. As of the date of this Prospectus, the Fund has not offered Retail B shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                               (RETAIL A SHARES)
--------------------------------------------------------------------------------
                              1999            7.66

               SMALL CAP INDEX FUND

BEST QUARTER:       Q 2    '99       15.13%

WORST QUARTER:      Q 1    '99       10.88%

The Fund's performance for the six-month period ended June 30, 2000 was 7.73%.


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
                   (RETAIL A, Y AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                                              Since inception
                                 1 Year   5 Years   10 Years  (inception date)
SMALL CAP INDEX FUND
  Retail A Shares                1.70%       --        --          4.19%
                                                            (December 30, 1998)
  Y Shares                       7.54%       --        --          10.09%
                                                            (December 30, 1998)
  Institutional Shares           7.91%       --        --          10.47%
                                                            (December 30, 1998)
S&P SMALLCAP 600 INDEX           12.40%      --        --          12.40%
                                                            (December 31, 1998)

<F1> The Small Cap Index Fund's Retail A, Y and Institutional Shares are the
     corresponding classes for the Predecessor Mercantile Fund's Investor A, Institutional and Trust Shares.

The S&P SmallCap 600 Index is a widely-recognized unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and Nasdaq. This Index is heavily weighted with the stocks of small companies with market capitalizations that currently range between $28 million and $4.2 billion. S&P does not endorse any stock in the S&P SmallCap 600 Index and is not a sponsor of, or affiliated in any way with, the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.


FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Index Fund.

SHAREHOLDER FEES
(fees paid directly
from your investment)            RETAIL A  RETAIL B      Y     INSTITUTIONAL
----------------------------     --------  --------    ----    -------------
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)    5.50%     None      None         None
Maximum Deferred Sales Charge
  (Load) (as a percentage of
  offering price)                  None    5.00%<F1>   None         None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends  None      None      None         None
Redemption Fees                  None<F2>  None<F2>  None<F2>     None<F2>
Exchange Fees                      None      None      None         None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)                RETAIL A  RETAIL B      Y     INSTITUTIONAL
------------------------------   --------  --------    ----    -------------
Management Fees                    0.40%     0.40%     0.40%       0.40%
Distribution and Service
  (12b-1) Fees<F3>                 0.00%     0.75%     0.00%       0.00%
  Other Expenses<F4>               0.59%     0.59%     0.59%       0.34%
Total Annual Fund Operating
  Expenses                         0.99%     1.74%     0.99%       0.74%
Fee Waivers and Expense
  Reimbursements<F5>              (0.06%)   (0.06%)   (0.06%)     (0.06%)
Net Annual Fund Operating
  Expenses<F5>                     0.93%     1.68%     0.93%       0.68%

--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Retail B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A, Retail B and Y Shares, respectively. "Other Expenses" for the Retail B Shares are based on estimated amounts because this class is new.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.93%, 1.68%, 0.93% and 0.68% for each class, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                         --------  --------  --------  --------
Small Cap Index Fund -Retail A Shares      $640      $842     $1,061    $1,691
Small Cap Index Fund -Retail B Shares
  Assuming complete redemption at
    end of period                          671       842      1,138     1,666
  Assuming no redemption                   171       542       938      1,666
Small Cap Index Fund - Y Shares             95       309       541      1,208
Small Cap Index Fund -
  Institutional Shares                      69       231       406       913

 Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used in the hypothetical example after year six.


GLOBAL EQUITY FUND


OBJECTIVE
The investment objective of the Global Equity Fund is to achieve long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment goal, the Fund invests, under normal market conditions, at least 65% of the value of its total assets in shares of other mutual funds whose portfolios consist of equity securities of non-U.S. and U.S. and global issuers. As an operational policy, the Fund will likely invest substantially all of its assets in international equity funds, but may invest a small portion in individual foreign securities.

--------------------------------------------------------------------------------
The Fund primarily invests in other international equity funds (i.e., funds that invest primarily in equity securities of companies located in 3 or more countries outside the U.S.)
--------------------------------------------------------------------------------

The Fund may purchase shares of both load and no-load funds, including those with a contingent deferred sales charge. However, the Fund anticipates that it will generally purchase no-load fund shares that do not charge a sales charge. The 1940 Act restricts the Fund's ability to purchase securities of another mutual fund, if as a result, the Fund (together with any affiliates) would own more than 3% of the total outstanding securities of that mutual fund.

--------------------------------------------------------------------------------
INVESTING IN NON-U.S. SECURITIES PROVIDES YOU WITH 3 POTENTIAL OPPORTUNITIES:
- The opportunity to invest in foreign issuers believed by the adviser to have superior growth potential;
- The opportunity to invest in foreign countries with economic policies or business cycles different from the U.S.; and
- The opportunity to reduce portfolio volatility to the extent that the securities markets inside and outside the U.S. do not move in harmony.
--------------------------------------------------------------------------------

The Adviser identifies and selects a varied portfolio of international and global equity funds which represent the greatest long-term capital growth potential based on the Adviser's analysis of many factors. For instance, the Adviser may look for international or global equity funds that invest primarily in emerging markets or funds that focus their investments on geographic regions. Before investing in an international or global equity fund, the Adviser:

FIRST: assesses the relative attractiveness of individual countries, geographic regions and/or emerging markets by examining the opinions of various foreign market analysts.

SECOND: considers the expected returns and risks of the fund relative to the industries in which the fund invests. The Adviser considers whether the fund and the companies in which it invests have solid management, new product lines. The Adviser also performs a quantitative analysis by considering a company's price/earnings ratios and projected earnings.

THIRD: involves an initial peer group screening process that assesses fund investment style, objectives, policies and management. The peer group also considers independent rating services.

If, in the Adviser's view, the mutual fund meets these criteria, then the Adviser will further evaluate the mutual fund's investment policies, historic total return, size, volatility and operating expenses over various time periods. The Adviser also considers the differences between the fund's and another mutual fund's investment restrictions when making any investment decisions.

When selling securities, the Adviser considers three factors: (1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated (e.g. decreased growth/earnings or new competition)? (3) Has the Adviser's outlook changed (e.g. anticipated changes in the company's marketplace do not result)?

UNDERLYING FUNDS
The underlying international and global equity funds in which the Fund invests may have similar policies as the Fund, although this is not required. The underlying international equity funds may invest up to 100% of their total assets in equity securities of foreign issuers, including international stocks. The underlying global equity funds may invest a substantial portion of their total assets in equity securities of U.S. issuers.

Although the Fund is a diversified investment portfolio, it may invest in non-diversified mutual funds or in funds that invest a substantial portion of its assets in a single country. This may result in greater fluctuation in the total market value of the underlying fund's portfolio because of the higher percentage of investments among fewer issuers or in a single country. The Fund intends to reduce these risks by holding shares of multiple funds.

The underlying funds may also be authorized to invest up to 100% of their respective assets in securities of foreign issuers and engage in foreign currency transactions with respect to these investments. The underlying funds may invest primarily in either the securities of emerging market countries or in the securities of a single country. The funds may invest 35% or more of their respective assets in high yield securities (junk bonds) or warrants. They may engage in short selling and in leveraged borrowing and enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors.

The Fund will normally invest in open-end management investment companies, but may also invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds may trade at a market value that represents a premium, discount or spread to net asset value.

TEMPORARY INVESTMENTS
To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets in money market mutual funds or in short-term debt securities. The Fund may invest up to 35% of the total assets in these securities to maintain liquidity. Short-term debt securities include:

- commercial paper
- certificates of deposit, demand and time deposits and bankers' acceptances
- U.S. government securities
- repurchase agreements
- other short-term instruments

To the extent the Fund engages in this temporary, defensive strategy, the Fund may not achieve its investment objective.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to underlying funds risks.  The Fund's performance directly
                       ----------------------
relates to the performance of the funds in which it invests. This investment strategy also subjects the Fund to additional expenses and certain tax consequences that would not exist if you invested in those funds directly. By investing in the Fund, you bear not only the Fund's total operating expenses, but the operating expenses of the underlying funds as well.

The Fund is subject to market risk.  Market risk is the risk that the value of
                       -----------   -----------
the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Investments in foreign securities are subject to foreign risks. Investing in
                                                 -------------
foreign securities can carry higher returns than those associated with domestic investments. However, foreign securities may be substantially riskier than domestic investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Funds may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the investments in those countries. For this reason, funds that invest primarily in the securities of a single country will be greatly impacted by any political, economic or regulatory developments affecting the value of the securities. Additional risks include currency fluctuations, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

The Fund is subject to futures and options on futures risks, as the Fund may,
                       ------------------------------------
via underlying funds, use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes and you could lose money because of the Fund's use of options.

The Fund's investments in debt securities are subject to credit risk, interest
                                                         -----------  --------
rate risk and high-yield bond risk.  Credit risk is the risk that an issuer of
---------     --------------------   -----------
fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase,
            ------------------
fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. High-yield bond risk involves the Fund's
                                    --------------------
investment (via underlying funds) in high-yield bonds (generally referred to as junk bonds). Junk bonds are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired.

The Fund's holdings are subject to small and midcap stock risks.  Small and
                                   ----------------------------
medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.


BAR CHART AND PERFORMANCE TABLE
The Fund offers two types of shares, as described under "Investing with Firstar Funds" - Y and Institutional Shares. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds."

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Institutional Shares from year to year; and (b) how the average annual returns of the Fund's Institutional Shares compare to those of a broad-based securities market index. The Fund began operations on December 3, 1997 as a separate portfolio (the "Predecessor Stellar Fund") of Firstar Stellar Funds. On November __, 2000 the Predecessor Stellar Fund was reorganized as a new portfolio of Firstar Funds, Inc. The performance set forth below is based on the performance of a corresponding class of the Predecessor Stellar Fund. As of the date of this Prospectus, the Fund has not offered Y Shares. Because those shares have less than one calendar year's performance, no average annual returns are shown for them.

The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                             (INSTITUTIONAL SHARES)
--------------------------------------------------------------------------------
                              1998            8.51
                              1999           37.25


                GLOBAL EQUITY FUND

BEST QUARTER:       Q 4    '99       25.23%

WORST QUARTER:      Q 3    '98       15.65%


The Fund's performance for the six-month period ended June 30, 2000 was -2.80%.

     AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                                              Since inception
                                 1 Year   5 Years   10 Years  (inception date)
GLOBAL EQUITY FUND
  Institutional Shares           35.20%      --        --          20.27%
                                                             (December 3, 1997)
EAFE INDEX                       25.26%      --        --          21.25%
                                                             (December 3, 1997)

<F1> The Global Equity Fund's Institutional Shares is the corresponding class for the Predecessor Stellar Fund's Class A Shares.

The Morgan Stanley Europe, Australasia and Far East ("EAFE") Index is a widely-recognized unmanaged index used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The Index is composed of securities drawn from 21 countries in the above regions. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Equity Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)             Y        INSTITUTIONAL
------------------------------------------------     ----      -------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                None           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                None           None
Maximum Sales Charge (Load) Imposed
  on Reinvested Dividends                            None           None
Redemption Fees                                    None<F1>       None<F1>
Exchange Fees                                        None           None



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)         Y        INSTITUTIONAL
----------------------------------------------       ----      -------------
Management Fees                                     0.75%          0.75%
Distribution and Service (12b-1) Fees               0.00%          0.00%
Other Expenses<F2>                                  0.57%          0.32%
Total Annual Fund Operating Expenses                1.32%          1.07%
Fee Waivers and Expense Reimbursements<F3>         (0.05%)        (0.05%)
                                                   -------        -------
Net Annual Fund Operating Expenses<F3>              1.27%          1.02%

--------------------------------------------------------------------------------
<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a
     Retirement Account for which Firstar Bank, N.A. is custodian.
<F2> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Y Shares. "Other Expenses" for the Y Shares are based on estimated amounts because this class is new.
<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y and Institutional Shares until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.27%, and 1.02% for each class, respectively, for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                         --------  --------  --------  --------
Global Equity Fund - Y Shares              $129      $413      $719     $1,586
Global Equity Fund - Institutional Shares   104       335      585       1,301



TYPES OF INVESTMENT RISK

The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back page.

GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS
--------------------------------------------------------------------------------
Complete Investment Program - All Funds
--------------------------------------------------------------------------------
 An investment in a single Fund, by itself, does not constitute a complete investment plan.

--------------------------------------------------------------------------------
Credit Risk - Money Market Funds, Bond Funds and any other Fund to the extent that it invests in fixed- income securities
--------------------------------------------------------------------------------
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"-- the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements which each Fund may enter.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

--------------------------------------------------------------------------------
Derivatives Risk - All Funds
--------------------------------------------------------------------------------
The Funds may invest in certain derivative investments.   The term derivative
covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the Strategic Income Fund and Large-Cap Growth Fund in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

--------------------------------------------------------------------------------
Interest Rate Risk - Money Market Funds, Bond Funds and any other Fund to the extent that it invests in fixed- income securities
--------------------------------------------------------------------------------
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater in the case of the Strategic Income Fund and Missouri Tax-Exempt Bond Fund than in the case of the Money Market
Funds.   Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Stripped and zero coupon securities in which the Strategic Income Fund may invest are subject to greater interest rate risk than many of the more typical fixed income securities.

--------------------------------------------------------------------------------
Liquidity Risk - All Funds
--------------------------------------------------------------------------------
Certain securities may be difficult or impossible to sell at the time and price that a Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase, short-term funding agreements which the Conning Money Market Fund may purchase, the GICs which the Strategic Income Fund may purchase and the futures contracts in which the Strategic Income Fund, Science & Technology Fund, Large Cap Growth Fund and Global Equity Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are illiquid, except that each Money Market Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

--------------------------------------------------------------------------------
Management Risk - All Funds
--------------------------------------------------------------------------------
A strategy which the Adviser (or Sub-Adviser) uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser and Sub-Adviser may not change certain investment practices of the Fund without shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

--------------------------------------------------------------------------------
Market Risk - All Funds
--------------------------------------------------------------------------------
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

--------------------------------------------------------------------------------
Nonprincipal Strategy Risks - All Funds
--------------------------------------------------------------------------------
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

--------------------------------------------------------------------------------
Portfolio Turnover Risk - All Funds
--------------------------------------------------------------------------------
The Adviser and Sub-Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial
Highlights" for the Funds' historical portfolio turnover rates.   The Money
Market Funds may have high portfolio turnover, but brokerage commissions are not normally paid on Money Market instruments. Portfolio turnover is not expected to have a material effect on the Money Market Funds' net investment income.

--------------------------------------------------------------------------------
Valuation Risk - All Funds
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.
--------------------------------------------------------------------------------

ADDITIONAL RISKS WHICH APPLY TO INVESTMENT IN CERTAIN OF THE FUNDS

--------------------------------------------------------------------------------
Extension Risk - Strategic Income Fund, Large-Cap Growth Fund and Money Market Funds
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a municipal security, mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

--------------------------------------------------------------------------------
Foreign Risks - Global Equity Fund Strategic Income Fund, Large-Cap Growth Fund, Relative Value Fund and any other Fund to the extent it invests in foreign securities
--------------------------------------------------------------------------------
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund that invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Equity Funds may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The Funds may hedge against foreign currency risk on unsettled trades, but none of the Funds is required to do so.

--------------------------------------------------------------------------------
European Currency Unification - Global Equity Fund and each other Equity Fund to the extent it invests in foreign securities.
--------------------------------------------------------------------------------
Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

--------------------------------------------------------------------------------
Prepayment Risk - Strategic Income Fund, Large-Cap Growth Fund and Money Market Funds
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates.
These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

--------------------------------------------------------------------------------
Small and MidCap Stock Risk - Science & Technology Fund, REIT Fund, Small Cap Index Fund (with respect to small cap stocks) and Global Equity Fund
--------------------------------------------------------------------------------
Smaller and medium capitalization stocks involve greater risks than those associated with larger, more established companies. Small and medium company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small and medium cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information
concerning these securities.   Small and medium companies in which the Funds may
invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

--------------------------------------------------------------------------------
Tax Risk - Ohio Tax-Exempt Money Market Fund and Missouri Tax-Exempt Bond Fund
--------------------------------------------------------------------------------
These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Funds and the Adviser rely on these opinions and will not review the basis for them.

--------------------------------------------------------------------------------
Temporary Investment Risk - All Funds other than the Small Cap Index Fund
--------------------------------------------------------------------------------
Each of the Funds may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the Ohio Tax-Exempt Money Market Fund and the Missouri Tax-Exempt Bond Fund may, from time to time, hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by each Fund normally will not exceed 20% of total assets at the time of purchase). When a Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES

--------------------------------------------------------------------------------
Government Obligations - Strategic Income Fund
--------------------------------------------------------------------------------
In addition to U.S. Treasury obligations, this Fund may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

--------------------------------------------------------------------------------
Mortgage-Backed and Asset-Backed Securities - Strategic Income Fund and Large-Cap Growth Fund
--------------------------------------------------------------------------------
The Strategic Income Fund and Large-Cap Growth Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

--------------------------------------------------------------------------------
Borrowings, Reverse Repurchase Agreements - All Funds
--------------------------------------------------------------------------------
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

--------------------------------------------------------------------------------
Options - Strategic Income Fund and Equity Funds
--------------------------------------------------------------------------------
The Strategic Income Fund and Equity Funds may invest in options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds may purchase put and call options in an amount not to exceed 5% of their respective net assets.

The Strategic Income Fund will engage in unlisted over-the-counter options only
with broker-dealers deemed creditworthy by the Adviser.   Closing transactions
in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

--------------------------------------------------------------------------------
Futures Contracts and Related Options - Strategic Income Fund and Equity Funds
--------------------------------------------------------------------------------
The Strategic Income Fund and Equity Funds may invest in futures contracts and related options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The [Strategic Income Fund] intends to limit its transactions in futures contracts and related options so that not more than 5% of the Fund's net assets are at risk. The [Small Cap Index Fund] intends to limit its transactions in futures contracts so that not more than 10% of its net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

--------------------------------------------------------------------------------
Guaranteed Investment Contracts and Zero Coupon Securities - Strategic Income
Fund
--------------------------------------------------------------------------------
The Strategic Income Fund may purchase guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies, and zero coupon securities. GICs are subject to liquidity risk, which is the risk that certain securities may be difficult or impossible to sell at a desirable time and price.


INVESTING WITH FIRSTAR FUNDS

This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

SHARE CLASSES AVAILABLE

The Firstar Funds offer two classes of Shares in the Ohio Tax-Exempt Money Market Fund, Retail A and Institutional; and four classes of Shares in the non-money market funds, Retail A, Retail B, Y and Institutional, except for the Global Equity Fund, which offers two classes of Shares, Y and Institutional.

RETAIL A SHARES
- Initial sales charge of 5.50% or less (but no sales charge for the Ohio Tax-Exempt Money Market Fund)
- No deferred sales charge
- Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
- Available to any investor who does not qualify to purchase Institutional or Y Shares

RETAIL B SHARES
- No initial sales charge
- Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter
- Converts to Retail A shares after six years
- Available to any investor who does not qualify to purchase Institutional or Y shares

Y SHARES
- No sales charge
- Available for:
     - All Shareholders who will be exchanged into Y Shares in or about November 2000 in connection with the Firstar-Stellar Reorganization, Firstar-Mercantile Reorganization and/or Firstar-Select Reorganization and who have continuously maintained an account with the Company; and
     - Financial institutions, such as banks, trust companies and thrift institutions, that are purchasing shares on behalf of discretionary and non-discretionary accounts for which they do not receive account level asset-based management fees.

INSTITUTIONAL SHARES
- No sales charge
- Available for:
     - Trust, agency or custodial accounts opened through Firstar Bank, N.A.;
     - Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the SAI;
     - All clients of Firstar Investment Research & Management Company, LLC "FIRMCO"; and
     - Those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional shares.
     - All shareholders of the Ohio Tax-Exempt Money Market Fund who were exchanged into Institutional Shares on _____, 2000 and who have continuously maintained an account with the Company.

A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.


SALES CHARGES AND WAIVERS

INITIAL SALES CHARGES - FOR RETAIL A SHARES OF FUNDS OTHER THAN THE OHIO TAX-EXEMPT MONEY MARKET FUND:
The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:

--------------------------------------------------------------------------------
                                                                 Shareholder
                                                                Organization
                             Sales Charge    Sales Charge as  Reallowance as a
Amount of Transaction      as a Percentage   a Percentage of    Percentage of
 at Offering Price        of Offering Price  Net Asset Value   Offering Price
--------------------------------------------------------------------------------
                            Equity    Bond   Equity    Bond    Equity    Bond
                            Funds    Funds    Funds    Funds   Funds    Funds
--------------------------------------------------------------------------------
Less than $50,000           5.50%    4.00%    5.82%    4.17%   5.00%    3.75%
--------------------------------------------------------------------------------
$50,000 to $99,999          4.50%    3.50%    4.71%    3.63%   4.00%    3.25%
--------------------------------------------------------------------------------
$100,000 to $249,999        3.50%    3.00%    3.63%    3.09%   3.00%    2.75%
--------------------------------------------------------------------------------
$250,000 to $499,999        2.50%    2.50%    2.56%    2.56%   2.00%    2.25%
--------------------------------------------------------------------------------
$500,000 to $999,999        2.00%    2.00%    2.04%    2.04%   1.50%    1.75%
--------------------------------------------------------------------------------
$1,000,000 and above        0.50%    0.50%    0.50%    0.50%   0.40%    0.40%
--------------------------------------------------------------------------------

You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareholder organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareholder organizations may be deemed to be underwriters under the 1940 Act.

REDUCING YOUR SALES CHARGES AND WAIVERS - RETAIL A SHARES
To qualify for a reduction of, or exception to, the sales charge you must notify your Shareholder Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Company may modify or terminate quantity discounts at any time.

WAIVERS - RETAIL A SHARES
You may purchase Retail A Shares without a sales charge if:

- you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds, Inc.

- you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category

- you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity

- you purchase through certain external organizations that have entered into a service agreement with Firstar Funds or its affiliates

- you are part of an employer-sponsored qualified retirement plan administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration, provided such administration commenced on or after June 18, 1999

- you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplacea. Check with your broker-dealer to see if you qualify for this waiver.

- you received shares of a Fund as part of the Firstar-Stellar Reorganization, Firstar-Mercantile Reorganization and/or Firstar-Select Reorganization and, prior to the reorganization, you qualified to purchase shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

REDUCING YOUR SALES CHARGES - RETAIL A SHARES
- Right of Accumulation - Existing Equity, Balanced and Bond Fund shares of Firstar Funds and existing Retail A shares of any Firstar family of funds can be combined with new purchases for purposes of calculating reduced sales charges.

- Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Equity, Balanced or Bond Fund Retail A shares of Firstar Funds or Retail A shares of any Firstar family of funds. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.

CONTINGENT DEFERRED SALES CHARGE - RETAIL B SHARES
The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

Number of Years                    Contingent Deferred Sales Charge
Elapsed Since Purchase             (as % of dollar amount subject to the charge)
----------------------             ---------------------------------------------
Less than one                                          5.00%
At least one but less than two                         4.00%
At least two but less than three                       3.00%
At least three but less than four                      3.00%
At least four but less than five                       2.00%
At least five but less than six                        1.00%
At least six                                           None

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareholder redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

Shareholder organizations will receive commissions in connection with sales of Retail B Shares. A commission equal to 5% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a shareholder may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

WAIVERS - RETAIL B SHARES
Certain types of redemptions may also qualify for a waiver from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:

- exchanges described under "Exchange of Shares"

- redemptions in connection with shares sold for certain retirement distributions or because of disability or death.

- redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redemption of Shares - Other Transaction Information - Accounts Below the Minimum Balance;"

- redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction;

- redemptions resulting from certain tax-free returns from IRAs of excess contribution; or

- you received shares of a Fund as part of the Firstar-Stellar Reorganization, Firstar-Mercantile Reorganization and/or Firstar-Select Reorganization and, prior to the reorganization, you qualified to redeem your shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Company's systematic withdrawal plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

CONVERSION  - RETAIL B SHARES
Retail B Shares will automatically convert into Retail A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of a Fund by exchange from Retail B Shares of another Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates - either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareholder makes a one-time purchase of Retail B Shares of a Fund and subsequently acquires additional Retail B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareholder's Retail B Shares of that Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

REINSTATEMENT PRIVILEGE
If you sell shares of a Firstar Fund, or of any Firstar family of funds, you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

HOW TO DECIDE WHETHER TO BUY RETAIL A OR RETAIL B SHARES
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Retail A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

Retail B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

SHAREHOLDER ORGANIZATIONS - RETAIL A SHARES, RETAIL B SHARES AND Y SHARES; MONEY MARKET FUNDS

Non-Money Market Funds
----------------------
The Funds have adopted a distribution and service plan for the Retail A shares. The Funds also have adopted a service plan for the Retail A shares, under which the Funds may pay service fees for shareholder services to Retail A shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and /or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the Retail A shares.

Shareholder support services may include:

- assisting investors in processing purchase, exchange and redemption requests
- processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund shares
- providing sub-accounting
- forwarding sales literature and advertising

The Funds have adopted a distribution and service plan for the Retail B shares. Under the distribution and service plan for the Retail B shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of the Retail B shares for distribution services with respect to the Retail B shares. Also under the distribution and service plan for Retail B shares, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for shareholder liaison services. Shareholder liaison services may include responding to customers' inquiries and providing information on their investments, and other personal and account maintenance services within NASD Rules.

Distribution fees are regulated by Rule 12b-1 under the 1940 Act and are subject to the NASD Conduct Rules. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds also have adopted service plans for the Retail B Shares and Y Shares, respectively, under which a Fund may pay service fees for shareholder services (as listed above) to Retail B or Y shareholders. Under the service plans for the Retail B and Y Shares, shareholder organizations may be entitled to receive fees from the Funds at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements.

Money Market Funds
------------------

The Ohio-Tax Exempt Money Market Fund has adopted a distribution and service plan for its Retail A Shares. This Fund also has adopted a service plan under which the Fund may pay service fees for shareholder services to its shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by its respective agreements for distribution and/or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.50% of the Fund's average daily net assets.

The Ohio Tax-Exempt Money Market Fund has adopted a service plan for its Institutional Shares. Under the Service Plan, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net assets value of the shares covered by the plan. Fees under the plan will not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets.

Payments to shareholder organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plan for the Retail B shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under these plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations' to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

PURCHASING SHARES

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

MINIMUM INVESTMENTS
RETAIL A AND RETAIL B SHARES
The minimum initial investment for Retail A and Retail B Shares in a Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

INSTITUTIONAL AND Y SHARES
There is no minimum initial or subsequent investment for Institutional or Y Shares of the Funds.

BUYING SHARES
Purchase requests for the Ohio Tax-Exempt Money Market Fund received in proper form before 9:00 a.m. Central time on a business day for the Funds generally are processed at 9:00 a.m. Central time on the same day. In order to be processed at 9:00 a.m. Central time, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests accompanied by a check or wire payment for the Ohio Tax-Exempt Money Market Fund which are received at or after 9:00 a.m. Central time, and purchase requests accompanied by a check or wire payment for any other Fund which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.


--------------------------------------------------------------------------------
                  OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
Through a     - Contact your Shareholder         - Contact your Shareholder
Shareholder     Organization                       Organization
Organization
--------------------------------------------------------------------------------
By Mail       - Complete an application and      - Make your check payable to
                mail it along with a check         Firstar Funds. Please include
                payable to:                        your sixteen-digit account
                Firstar Funds                      number on your check and mail
                P.O. Box 3011                      it to the address at
                Milwaukee, WI  53201-3011.         the left.
                For overnight delivery
                mail to:
                615 E. Michigan St.
                Milwaukee, WI 53202.
--------------------------------------------------------------------------------
Automaticall  - Call 1-800-677-FUND to obtain    - Complete a Periodic
y (Retail A     a purchase application, which      Investment Plan Application
and B           includes information for a         to automatically purchase
Shares)         Periodic Investment Plan or        more shares.
                ConvertiFund/R Account.
                                                 - Open a ConvertiFund" account
                                                   to automatically invest
                                                   proceeds from one account to
                                                   another account of the
                                                   Firstar family of funds.
--------------------------------------------------------------------------------
By Wire       - Call 1-800-677-FUND prior to     - Call 1-800-677-FUND prior to
                sending the wire in order to       sending the wire in order to
                obtain a confirmation number       obtain a confirmation number
                and to ensure prompt and           and to ensure prompt and
                accurate handling of funds.        accurate handling of funds.
                Ask your bank to transmit          Ask your bank to transmit
                immediately available funds by     immediately available funds
                wire in the amount of your         by wire as described at the
                purchase to:                       left. Please include your
                Firstar Bank, N.A.                 sixteen-digit account number.

                ABA # 0750-00022                   The Fund and its transfer
                Firstar Trust Department           agent are not responsible
                Account # 112-952-137              for the consequences of
                for further credit to              delays resulting from the
                [name of Fund]                     banking or Federal Reserve
                [name /title on the account ].     Wire system, or from
                The Fund and its transfer          incomplete wiring
                agent are not responsible for      instructions.
                the consequences of delays
                resulting from the banking or
                Federal Reserve Wire system,
                or from incomplete wiring
                instructions.
--------------------------------------------------------------------------------
Internet      - Not available                    - Use Firstar Funds Direct to
www.firstar                                        exchange from another Firstar
funds.com                                          Fund account with the same
                                                   registration including name,
                                                   address and taxpayer ID
                                                   number.

                                                 - Purchase additional shares
                                                   using an  electronic funds
                                                   transfer from your banking
                                                   institution for payment.

                                                 - Call 1-800-677-FUND to
                                                   authorize this service.
--------------------------------------------------------------------------------
By Telephone  - Call 1-800-677-FUND to           - Call 1-800-677-FUND to
Exchange        exchange from another Firstar      exchange from another Firstar
                Fund account with the same         Fund account with the same
                registration including name,       registration including name,
                address and taxpayer ID            address and taxpayer ID
                number.                            number.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Additional Information on Buying Shares
--------------------------------------------------------------------------------
- The Funds will not accept payment in cash or third party checks for the purchase of shares.

- Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

- Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

--------------------------------------------------------------------------------
For Owners of Y and Institutional Shares
--------------------------------------------------------------------------------
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

REDEEMING SHARES

SELLING SHARES
Redemption requests for a Fund received by the transfer agent by phone before 3:00 p.m. (9:00 a.m. for the Ohio Tax-Exempt Money Market Fund) Central time on a business day for the Funds generally are processed at 3:00 p.m. (9:00 a.m. for the Ohio Tax-Exempt Money Market Fund) Central time on the same day. Redemption requests for the Ohio Tax-Exempt Money Market Fund received at or after 9:00 a.m. Central time and redemption requests for other Funds received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

--------------------------------------------------------------------------------
Through a             -  Contact your Shareholder Organization
Shareholder
Organization
--------------------------------------------------------------------------------
By Phone              -  Call 1-800-677-FUND with your account name, sixteen
                         digit account number and amount of redemption (minimum
                         $500).  Redemption proceeds will only be sent to a
                         shareholder's address or bank account of a commercial
                         bank located within the United States as shown on the
                         transfer agent's records.  (Available only if telephone
                         redemptions have been authorized on the account
                         application and if there has been no change of address
                         by telephone within the preceding 15 days).
--------------------------------------------------------------------------------
By Mail               -  Mail your instructions to the Firstar Funds, P.O. Box
                         3011, Milwaukee, WI  53201-3011 (via overnight delivery
                         to 615 E. Michigan Street, Milwaukee, WI 53202).
                         Include the number of shares or the amount to be
                         redeemed, your sixteen-digit account number and Social
                         Security number or other taxpayer identification
                         number.  Your instructions must be signed by all
                         persons required to sign for transactions exactly as
                         their names appear on the account.  If the redemption
                         amount exceeds $50,000, or if the proceeds are to be
                         sent elsewhere than the address of record, or the
                         address of record has been changed by telephone within
                         the preceding 15 days, each signature must be
                         guaranteed in writing by either a commercial bank that
                         is a member of the FDIC, a trust company, a credit
                         union, a savings association, a member firm of a
                         national securities exchange or other eligible
                         guarantor institution.
--------------------------------------------------------------------------------
Internet
www.firstarfunds.com  -  Use Firstar Funds Direct to redeem up to $25,000.  Call
                         1-800-677-FUND to authorize this service.
--------------------------------------------------------------------------------
Automatically         -  Call 1-800-677-FUND for a Systematic Withdrawal Plan
                         application ($5,000 account minimum and $50 minimum per
                         transaction).
--------------------------------------------------------------------------------

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

--------------------------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
--------------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

--------------------------------------------------------------------------------
Telephone Requests
--------------------------------------------------------------------------------
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and, except for transactions in the Ohio Tax-Exempt Money Market Fund, confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

--------------------------------------------------------------------------------
Check Redemption
--------------------------------------------------------------------------------
You may request on the purchase application or by written request that a Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any Checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

CHECKS ARE NOT AVAILABLE FOR NON-MONEY MARKET FUNDS, IRAS OR OTHER RETIREMENT PLANS FOR WHICH FIRSTAR ACTS AS CUSTODIAN.

--------------------------------------------------------------------------------
Certificates
--------------------------------------------------------------------------------
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

--------------------------------------------------------------------------------
Additional Redemption Information
--------------------------------------------------------------------------------
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

--------------------------------------------------------------------------------
Accounts Below the Minimum Balance
--------------------------------------------------------------------------------
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

EXCHANGING SHARES

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund. Listed below are permitted exchanges between different share classes of the Funds:

- Retail B Shares of a non-money market fund may be exchanged for Retail A Shares of a money market fund (except Retail B Shares are not exchangeable for any shares of the Institutional Money Market Fund).
- Y Shares of a non-money market fund are exchangeable for Institutional Shares of a money market fund.

Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B Shares acquired in an exchange and Money Market Fund Shares acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this Prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Retail A shares of the Ohio Tax-Exempt Money Market Fund which were acquired upon exchange for Retail A Shares may not be exchanged for Retail B Shares. Shares of the Ohio Tax-Exempt Money Market Fund which were acquired upon exchange for Retail B Shares may not be exchanged for Retail A Shares.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege. Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Fund or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. However, Firstar reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

- Exchanges are available only in states where exchanges may be legally made.

- The minimum amount which may be exchanged is $1,000.

- If any portion of the shares to be exchanged represents an investment made by check, the Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

- It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in this Prospectus.


ADDITIONAL SHAREHOLDER SERVICES

--------------------------------------------------------------------------------
Shareholder Reports
--------------------------------------------------------------------------------
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed to Money Market Shareholders monthly, summarizing all transactions. For all other Funds, account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

--------------------------------------------------------------------------------
Firstar Funds Website (www.firstarfunds.com)
--------------------------------------------------------------------------------
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the Prospectus.

--------------------------------------------------------------------------------
Automated Teleresponse Service
--------------------------------------------------------------------------------
Shareholders using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

--------------------------------------------------------------------------------
Retirement Plans
--------------------------------------------------------------------------------
The Funds offer individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.


ADDITIONAL INFORMATION

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------
Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------
Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by the Ohio Tax-Exempt Money Market Fund are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time on the declaration date.

Dividends from net investment income of the Bond Funds are declared and paid monthly. Dividends from net investment income of the Small Cap Index Fund are declared and paid quarterly.

--------------------------------------------------------------------------------
Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
--------------------------------------------------------------------------------

Dividends from net investment income of the Equity Income, Science & Technology, Large Cap Growth, Relative Value, REIT and Global Equity Funds are declared and paid annually. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

--------------------------------------------------------------------------------
Federal Taxes
--------------------------------------------------------------------------------
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

In the case of any Fund other than a money market fund, you should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be subject to income tax on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of shares acquired.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The Ohio Tax-Exempt Money Market and Missouri Tax-Exempt Bond Fund. It is expected that the Ohio Tax-Exempt Money Market and Missouri Tax-Exempt Bond Fund (the "Tax-Exempt Funds") will distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, particularly in the case of the Missouri Tax-Exempt Bond Fund, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short and long-term capital gains.

Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Shares and the Shares are held by you for six months or less, any loss on the sale or exchange of the Share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

--------------------------------------------------------------------------------
State and Local Taxes
--------------------------------------------------------------------------------
Shareholders may also be subject to state and local taxes on distributions and
redemptions.   State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
Advisory Services
--------------------------------------------------------------------------------
FIRMCO, a Wisconsin limited liability company (the "Adviser") and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $35.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Funds contractual fees calculated daily and payable monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:


Fund                                      Amount              Amount
                                      Before Waivers      After Waivers
                                     ----------------     -------------

Ohio Tax-Exempt Money Market Fund         0.50%               0.34%
Missouri Tax-Exempt Bond Fund             0.45%                N/A
Strategic Income Fund                     0.95%               0.91%
Science & Technology Fund                 1.05%                N/A
Large Cap Growth Fund                     0.95%               0.91%
Relative Value Fund                       0.75%                N/A
REIT Fund                                 0.75%               0.55%
Equity Income Fund                        0.75%               0.72%
Small Cap Index Fund                      0.40%               0.34%
Global Equity Fund                        0.75%               0.70%

Prior to April 1, 2000, the Stellar Ohio Tax-Free Money Market Fund, Stellar Strategic Income Fund, Stellar Science & Technology Fund, Stellar Growth Equity Fund, Stellar Relative Value Fund and Stellar International Equity Fund were managed by the Capital Management Division of Firstar Bank, N.A., which is also a subsidiary of Firstar Corporation.

For the fiscal year ended November 30, 1999, the Predecessor Stellar Funds paid their former investment adviser, Firstar Bank, N.A., the following fees:

Fund                                          Fee Paid
                                              --------
Stellar Ohio Tax-Free Money Market Fund        0.20%
Stellar Strategic Income Fund                  0.95%
Stellar Science & Technology Fund            0.90%<F1>
Stellar Growth Equity Fund                     0.75%
Stellar Relative Value Fund                    0.75%
Stellar International Equity Fund              0.75%

<F1> Commenced operations August 9, 1999.  The fee given is the contractual advisory fee rate.

Prior to March 1, 2000, the Mercantile Missouri Tax-Exempt Bond Fund, Mercantile Equity Income Fund and Mercantile Small Cap Equity Index Fund were managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Mercantile Bancorporation Inc., a regional banking and financial services organization.

For the fiscal year ended November 30, 1999, the Predecessor Mercantile Funds paid their former investment adviser, MVA, the following fees:

Fund                                                    Fee Paid
----                                                    --------
Mercantile Missouri Tax-Exempt Bond Portfolio            0.45%
Mercantile Equity Income Portfolio                       0.75%
Mercantile Small Cap Equity Index Portfolio              0.32%

Prior to _____, 2000, the Select REIT-Plus Fund was managed by Firstar Bank, N.A. Firstar Bank, N.A. was solely owned by StarBanc Corporation until November 20, 1998, when StarBanc Corporation merged with Firstar Corporation. The new entity retained the "Firstar" name and Firstar Corporation is now the parent company of Firstar Bank, N.A. and of FIRMCO. Firstar Bank, N.A. was known as Star Bank, N.A., prior to the merger.

For the fiscal year ended March 31, 2000, the Predecessor Select REIT-Plus Fund paid its former investment adviser, Firstar Bank, N.A. 0.75%.

--------------------------------------------------------------------------------
Fund Managers
--------------------------------------------------------------------------------
Joseph P. Belew manages the Relative Value Fund. Mr. Belew, a Vice President, Trust Officer and Portfolio Manager of the Firstar Trust Division at Firstar Bank, N.A., has been employed by Firstar Bank and FIRMCO in various capacities since 1979. He has been the portfolio manager of the Relative Value Fund since its inception in June 1991.

John Blixen and Ed Sunder co-manage the Equity Income Fund. Mr. Blixen has over 30 years investment experience, and has been with FIRMCO and its affiliates since ___________. [Need information on Ed Sunder].

Karen Bowie manages the REIT Fund. She has over 15 years of trust and investment management experience with five of those years spent at Firstar. Ms. Bowie has been responsible for the day-to-day management of the REIT Fund's portfolio since March 1, 1999.

Donald L. Keller manages the Science & Technology Fund, Large Cap Growth Fund and Global Equity Fund. Mr. Keller, Senior Vice President and Chief Investment Officer of Firstar Bank and FIRMCO since 1998, has been employed by Firstar Bank in various capacities since 1982.

Kirk Mentzer and Karen Bowie co-manage the Strategic Income Fund. Mr. Mentzer, a Vice-President and Director of Fixed Income Research for the Capital Management Division of Firstar Bank since 1992, has been employed by Firstar Bank and FIRMCO in various capacities since 1989.

Peter Merzian manages the Missouri Tax-Exempt Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 12 years of investment management experience. He has managed the Fund since 1993.

--------------------------------------------------------------------------------
Administrative Services
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC serves as the Administrator and receives fees for those services.

--------------------------------------------------------------------------------
Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Funds and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

NET ASSET VALUE AND DAYS OF OPERATION

The price of the Retail A, Retail B, Y and Institutional Shares (each, a "class") is based on net asset value per share, plus, in the case of Retail A shares, a front-end sales charge, if applicable. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

--------------------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------
The net asset value of this Fund for purposes of pricing purchase and redemption orders is determined as of 9:00 a.m. Central time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Shares of the Funds are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

Net asset value is computed using the amortized cost method as permitted by SEC rules.

--------------------------------------------------------------------------------
The Company intends to use its best efforts to maintain the net asset value of the Fund at $1.00 per share, although there is no assurance that it will be able to do so.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Non-Money Market Funds
--------------------------------------------------------------------------------
Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Funds are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the Global Equity Fund (via underlying funds) may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Funds' Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.


APPENDIX

FINANCIAL HIGHLIGHTS

The financial highlights tables set forth on the following pages are based on the financial history of the Predecessor Stellar Ohio Tax-Free Money Market Fund, Predecessor Stellar Strategic Income Fund, Predecessor Stellar Science & Technology Fund, Predecessor Stellar Growth Equity Fund, Predecessor Stellar Relative Value Fund, Predecessor Stellar International Equity Fund, Predecessor Select REIT-Plus Fund, Predecessor Mercantile Missouri Tax-Exempt Bond Portfolio, Predecessor Mercantile Equity Income Portfolio and Predecessor
Mercantile Small Cap Equity Index Portfolio   The financial highlights tables
are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

With respect to the Predecessor Stellar Funds, this information has been audited by Arthur Andersen LLP, independent auditors for the Predecessor Stellar Funds, whose reports, along with each Fund's financial statements, are included in the Predecessor Stellar Funds' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ending May 31, 2000 are unaudited and are contained in the Predecessor Stellar Funds' Semi-Annual Report, which is also incorporated by reference into the Additional Statement.

With respect to Predecessor Select REIT-Plus Fund, this information has been audited by McCurdy & Associates, CPAs, independent auditors for the Predecessor Select Funds, whose reports, along with the Fund's financial statements, are included in the Predecessor Select Funds' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request.

With respect to the Predecessor Mercantile Portfolios, this information for the periods ended November 30, 1999 and prior has been audited by KPMG LLP, independent auditors for the Predecessor Mercantile Portfolios, whose reports, along with each Fund's financial statements, are included in the Predecessor Mercantile Portfolios' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ending May 31, 2000 are unaudited and are contained in the Predecessor Mercantile Portfolios' Semi-Annual Report, which is also incorporated by reference into the Additional Statement.

Contact Firstar Mutual Fund Services, LLC for a free copy of the Annual and Semi-Annual Reports or Additional Statement.



OHIO TAX-EXEMPT MONEY MARKET FUND<F1>
(Retail A Shares)
                                                    Period     Year     Period
                                                    ended     ended     ended
                                                   May 31,   November  November
                                                     2000      30,       30,
                                                 (unaudited)   1999      1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $1.00     $1.00      $1.00
-------------------------------------------------------------------------------
Income from investment activities
  Net investment income                              0.02      0.03       0.03
  Net gains or losses on securities
  (both realized and unrealized)                        -         -          -
                                                 --------  --------   --------
  Total from investment activities                   0.02      0.03       0.03
Less distributions
  Dividends (from net investment income)           (0.02)    (0.03)     (0.03)
                                                 --------  --------   --------
  Distributions (from capital gains)                    -         -          -
  Total distributions                              (0.02)    (0.03)     (0.03)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $1.00     $1.00      $1.00
-------------------------------------------------------------------------------
Total return<F2>                                    1.60%     2.67%      2.85%
Ratios/Supplemental data
  Net assets, end of period (thousands)           $48,448   $64,475    $57,614
  Gross ratio of expenses to
    average net assets<F4>                             --     1.09%  1.29%<F3>
  Net ratio of expenses to average
    net assets<F5>                               0.73<F3>     0.58%  0.69%<F3>
  Gross ratio of net income to average
    net assets<F4>                                     --     2.13%  2.21%<F3>
  Net ratio of net income to average
    net assets<F5>                               3.10<F3>     2.64%  2.81%<F3>

<F1> The Ohio Tax-Exempt Money Market Fund has been operating since December 2,
     1997.
<F2> Based on net asset value.
<F3> Annualized
<F4> Before waivers.
<F5> After waivers.


MISSOURI TAX-EXEMPT BOND FUND
(Retail A Shares)


                                                  Period               Year ended November 30,            For the    For the
                                                   ended                                                 six months    year
                                                  May 31,                                                  ended      ended
                                                   2000                                                 November 30, May 31,
                                                (unaudited)    1999       1998       1997       1996      1995<F5>   1995<F6>
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.31     $12.08      $11.87     $11.69     $11.74     $11.52      $11.13
------------------------------------------------------------------------------------------------------------------------------
Income from investment activities
  Net investment income                              0.26       0.50        0.52       0.53       0.55       0.27        0.55
  Net realized and unrealized gains (losses)
    from investments                               (0.19)     (0.74)        0.21       0.18     (0.05)       0.22        0.40
                                                 --------   --------    --------   --------   --------   --------    --------
  Total from investment activities                   0.07     (0.24)        0.73       0.71       0.50       0.49        0.95
Less distributions
  Net investment income                            (0.26)     (0.51)      (0.52)     (0.53)     (0.55)     (0.27)      (0.55)
  Net realized gains                                -<F7>     (0.02)           -          -          -          -      (0.01)
                                                 --------   --------    --------   --------   --------   --------    --------
  Total distributions                              (0.26)     (0.53)      (0.52)     (0.53)     (0.55)     (0.27)      (0.56)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.12     $11.31      $12.08     $11.87     $11.69     $11.74      $11.52
------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)            0.65%<F3>    (2.09)%       6.31%      6.27%      4.41%  4.32%<F3>       8.91%
Ratios/Supplementary Data
  Net assets at end of period (thousands)     $19,487<F7>    $21,242     $23,611    $23,722    $25,144    $24,726     $24,318
  Ratio of expenses to average net assets       0.87%<F4>      0.86%       0.86%      0.86%      0.85%  0.95%<F4>       0.84%
  Ratio of net investment income to
    average net assets                          4.71%<F4>      4.30%       4.38%      4.57%      4.75%  4.64%<F4>       5.02%
  Ratio of expenses to average net assets<F1>   0.98%<F4>      1.07%       1.06%      1.06%      1.05%  1.18%<F4>       1.18%
  Portfolio turnover<F2>                            2.26%      0.76%       6.14%      3.50%      3.66%      1.55%          --


<F1> During the period, certain fees were voluntary reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.
<F5> Upon reorganizing as a Portfolio of The ARCH Fund, Inc. , the Missouri
     Tax-Exempt Bond Portfolio changed its fiscal year-end from May 31 to November 30.
<F6> On September 27, 1994, the Portfolio redesignated the Investor Shares as
     "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
<F7> Distribution per share from net realized gain was less than $0.005.

MISSOURI TAX-EXEMPT BOND FUND
(Retail B Shares)



                                                  Period               Year ended November 30,            For the      For the
                                                   ended                                                 Six Months Period Ended
                                                  May 31,                                                  Ended     March 1, to
                                                   2000                                                 November 30,   May 31,
                                                (unaudited)    1999       1998       1997       1996      1995<F6>    1995<F7>
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.31     $12.07      $11.86     $11.68     $11.74     $11.52      $11.19
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                              0.22       0.41        0.43       0.44       0.45       0.22        0.11
  Net realized and unrealized gains
    (losses) on investments                        (0.20)     (0.73)        0.21       0.18     (0.06)       0.22        0.33
                                                 --------   --------    --------   --------   --------   --------    --------
  Total from investment activities                   0.02     (0.32)        0.64       0.62       0.39       0.44        0.44
Less distributions
  Net investment income                            (0.22)     (0.42)      (0.43)     (0.44)     (0.45)     (0.22)      (0.11)
  Net realized gains                                    -     (0.02)           -          -          -          -           -
                                                 --------   --------    --------   --------   --------   --------    --------
  Total distributions                              (0.22)     (0.44)      (0.43)     (0.44)     (0.45)     (0.22)      (0.11)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.11     $11.31      $12.07     $11.86     $11.68     $11.74      $11.52
------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes redemption charge)       0.16%<F3>    (2.79)%       5.47%      5.43%      3.48%  3.88%<F3>   8.61%<F4>
Ratios/Supplementary Data
  Net Assets at end of period (thousands)          $2,863     $3,519      $2,496     $1,398       $675       $433         $94
  Ratio of expenses to average net assets       1.67%<F5>      1.66%       1.66%      1.66%      1.65%  1.77%<F5>   1.76%<F5>
  Ratio of  net investment income to
    average net assets                          3.91%<F5>      3.51%       3.57%      3.76%      3.96%  3.82%<F5>   4.00%<F5>
  Ratio of expenses to average net assets<F1>   1.78%<F5>      1.77%       1.76%      1.76%      1.75%  1.87%<F5>   1.88%<F5>
  Portfolio turnover<F2>                            2.26%      0.76%       6.14%      3.50%      3.66%      1.55%          --


<F1> During the period, certain fees were voluntary reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Represents total return for the Investor A Shares from June 1, 1994 to
     February 28, 1995, plus the total return for the Investor B Shares for the period from March 1, 1995 to May 31, 1995.
<F5> Annualized.
<F6> Upon reorganizing as a Portfolio of The ARCH Fund, Inc., the Missouri Tax-
     Exempt Bond Portfolio changed its fiscal year-end from May 31 to November 30.
<F7> On September 27, 1994, the Portfolio redesignated the Investor Shares as
     "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.
<F8> Distribution per share  from net realized gain was less than $0.005.

MISSOURI TAX-EXEMPT BOND FUND
(Institutional Shares)



                                                  Period               Year ended November 30,              Six        For the
                                                   ended                                                   months       year
                                                  May 31,                                                  ended        ended
                                                   2000                                                 November 30,   May 31,
                                                (unaudited)    1999       1998       1997       1996      1995<F5>      1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.32     $12.08      $11.87     $11.69     $11.74     $11.52      $11.13
------------------------------------------------------------------------------------------------------------------------------
Income from investment activities
  Net investment income                              0.27       0.53        0.55       0.56       0.57       0.28        0.57
  Net realized and unrealized gains
    (losses) on investments                        (0.20)     (0.74)        0.21       0.18     (0.05)       0.22        0.40
                                                 --------   --------    --------   --------   --------   --------    --------
  Total from investment activities                   0.07     (0.21)        0.76       0.74       0.52       0.50        0.97
Less distributions
  Net investment income                            (0.27)     (0.53)      (0.55)     (0.56)     (0.57)     (0.28)      (0.57)
  Net realized gains                                -<F6>     (0.02)           -          -          -          -      (0.01)
                                                 --------   --------    --------   --------   --------   --------    --------
  Total distributions                              (0.27)     (0.55)      (0.55)     (0.56)     (0.57)     (0.28)      (0.58)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.12     $11.32      $12.08     $11.87     $11.69     $11.74      $11.52
------------------------------------------------------------------------------------------------------------------------------
Total Return                                    0.66%<F3>    (1.81)%       6.52%      6.48%      4.62%  4.41%<F3>       9.12%
Ratios/Supplementary Data
  Net Assets at end of period (thousands)        $116,179   $111,842     $94,402    $75,431    $55,905    $47,773     $44,336
  Ratio of expenses to average net assets       0.67%<F4>      0.66%       0.66%      0.66%      0.65%  0.78%<F4>       0.64%
  Ratio of net investment income
    to average net assets                       4.91%<F4>      4.51%       4.57%      4.76%      4.95%  4.83%<F4>       5.22%
  Ratio of expenses to average net assets<F1>   1.08%<F4>      1.07%       1.06%      1.06%      0.75%  0.88%<F4>       1.16%
  Portfolio turnover<F2>                            2.26%      0.76%       6.14%      3.50%      3.66%      1.55%           -


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between classes of shares issued.
<F3> Not annualized.
<F4> Annualized.
<F5> Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-
     Exempt Bond Portfolio changed its fiscal year-end from May 31 to November
     30.
<F6> Distribution per share from net realized gain was less than $0.005.

STRATEGIC INCOME FUND
(Retail B Shares<F1>)


                                                  Period               Year ended November 30,
                                                   ended                                                   Period
                                                  May 31,                                                  ended
                                                   2000                                                 November 30,
                                                (unaudited)    1999       1998       1997       1996        1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $8.52      $9.62      $10.67     $10.50     $10.53     $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                              0.32       0.64        0.72       0.73       0.73       0.69
  Net gains or losses on securities
    (both realized and unrealized)                 (0.18)     (1.10)      (0.94)       0.18     (0.04)       0.55
                                                 --------   --------    --------   --------   --------   --------
  Total from investment operations                   0.14     (0.46)      (0.22)       0.91       0.69       1.24
Less distributions
  Dividends (from net investment income)           (0.34)     (0.63)      (0.73)     (0.74)     (0.72)     (0.67)
  Distributions in excess of net
    investment income                                  --     (0.01)          --         --         --         --
  Distributions (from capital gains)                   --         --      (0.10)         --         --     (0.04)
Distributions in excess of net realized gain on
    investments and options<F2>                        --         --          --         --         -- (0.00)<F7>
                                                 --------   --------    --------   --------   --------   --------
  Total distributions                              (0.34)     (0.64)      (0.83)     (0.74)     (0.72)     (0.71)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $8.32      $8.52       $9.62     $10.67     $10.50     $10.53
-------------------------------------------------------------------------------------------------------------------
Total return<F3>                                    1.77%    (4.99)%     (2.16)%      9.02%      6.99%     12.71%
Ratios/Supplemental data
  Net assets, end of period (thousands)          $138,250   $160,605    $202,354   $179,413   $110,775    $47,513
  Gross ratio of expenses to
    average net assets<F5>                             --      1.44%       1.46%      1.46%      1.56%  1.77%<F4>
  Net ratio of expenses to average
    net assets<F6>                              1.35%<F4>      1.28%       1.26%      1.26%      1.36%  1.47%<F4>
  Gross ratio of net income to average
    net assets<F5>                                     --      6.79%       6.99%      6.93%      7.06%  7.11%<F4>
  Net ratio of net income to average
    net assets<F6>                              7.62%<F4>      6.95%       7.19%      7.13%      7.26%  7.41%<F4>
  Portfolio turnover rate                             29%        73%        146%       142%       201%       258%


<F1> The date of initial public investment for Class B shares was December 12,
     1994.
<F2> Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.
<F3> Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.
<F4> Annualized.
<F5> Before waivers.
<F6> After waivers.
<F7> Less than one cent per share.

SCIENCE & TECHNOLOGY FUND
(Retail B Shares<F1>)

                                                      Period         Period
                                                       ended          ended
                                                      May 31,       November
                                                       2000            30,
                                                    (unaudited)       1999
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $14.52         $10.00
----------------------------------------------------------------------------
Income from investment operations
  Net investment income                               (0.09)             --
  Net gains or losses on securities
    (both realized and unrealized)                      2.90           4.52
                                                    --------       --------
  Total from investment operations                      2.81           4.52
Less distributions
  Dividends (from net investment income)                  --             --
  Distributions (from capital gains)                      --             --
                                                    --------       --------
  Total distributions                                     --             --
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $17.33         $14.52
----------------------------------------------------------------------------
Total return<F2>                                      19.35%         45.20%
Ratios/Supplemental data
  Net assets, end of period (thousands)              $10,510         $1,345
  Gross ratio of expenses to average net assets<F4>       --      2.09%<F3>
  Net ratio of expenses to
    average net assets<F5>                         1.98%<F3>      1.94%<F3>
  Gross ratio of net income to
    average net assets<F4>                                --   (1.34)% <F3>
  Net ratio of net income to
    average net assets<F5>                       (1.43)%<F3>    (1.19)%<F3>
  Portfolio turnover rate                                31%            16%

<F1> The date of initial public investment for Class B shares was August 9,
     1999.
<F2> Based on net asset value, which does not reflect contingent deferred sales charge, if applicable.
<F3> Annualized.
<F4> Before waivers.
<F5> After waivers.


SCIENCE & TECHNOLOGY FUND
(Institutional Shares<F1>)


                                                      Period         Period
                                                       ended          ended
                                                      May 31,       November
                                                       2000            30,
                                                    (unaudited)       1999
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $14.56         $10.00
----------------------------------------------------------------------------
Income from investment operations
  Net investment income                               (0.06)             --
  Net gains or losses on securities
    (both realized and unrealized)                      2.94           4.56
                                                    --------       --------
  Total from investment operations                      2.88           4.56
Less distributions
  Dividends (from net investment income)                  --             --
  Distributions (from capital gains)                      --             --
                                                    --------       --------
  Total distributions                                     --             --
----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $17.44         $14.56
----------------------------------------------------------------------------
Total return<F2>                                                     45.60%
Ratios/Supplemental data
  Net assets, end of period (thousands)              $89,842        $40,936
  Gross ratio of expenses to
    average net assets<F4>                                --      1.84%<F3>
  Net ratio of expenses to
    average net assets<F5>                         1.30%<F3>      1.69%<F3>
  Gross ratio of net income to
    average net assets<F4>                                --    (1.09)%<F3>
  Net ratio of net income to
    average net assets<F5>                       (0.75)%<F3>    (0.94)%<F3>
  Portfolio turnover rate                                31%            16%

<F1> The date of initial public investment for Class Y shares was August 9,
     1999.
<F2> Based on net asset value.
<F3> Annualized.
<F4> Before waivers.
<F5> After waivers.


LARGE CAP GROWTH EQUITY FUND
(Retail B Shares<F1>)



                                                  Period               Year ended November 30,
                                                   ended                                                   Period
                                                  May 31,                                                  ended
                                                   2000                                                 November 30,
                                                (unaudited)    1999       1998       1997       1996        1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $23.89     $19.52      $17.17     $15.17     $12.70     $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income (loss)                     (0.02)     (0.04)        0.02       0.19       0.17       0.24
  Net gains or losses on securities
    (both realized and unrealized)                   1.83       4.88        3.32       2.97       3.12       2.67
                                                 --------   --------    --------   --------   --------   --------
  Total from investment operations                   1.81       4.84        3.34       3.16       3.29       2.91
Less distributions
  Dividends (from net investment income)               --     (0.02)      (0.03)     (0.14)     (0.16)     (0.21)
  Distributions in excess of net investment income     -- (0.00)<F2>          --         --         --         --
  Distributions (from capital gains)                   --     (0.45)      (0.96)     (1.02)     (0.66)         --
                                                 --------   --------    --------   --------   --------   --------
  Total distributions                                  --     (0.47)      (0.99)     (1.16)     (0.82)     (0.21)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $25.70     $23.89      $19.52     $17.17     $15.17     $12.70
-------------------------------------------------------------------------------------------------------------------
Total return<F3>                                    7.58%     25.26%      20.76%     22.65%     27.34%     29.44%
Ratios/Supplemental data
  Net assets, end of period (thousands)          $101,800    $90,468     $66,478    $45,025    $85,311    $48,699
  Gross ratio of expenses to
    average net assets<F5>                             --      1.52%       1.54%      1.29%      1.39%  1.40%<F4>
  Net ratio of expenses to
    average net assets<F6>                      1.36%<F4>      1.36%       1.34%      1.09%      1.19%  1.17%<F4>
  Gross ratio of net income to
    average net assets<F5>                             --    (0.24)%     (0.08)%      0.66%      1.11%  1.77%<F4>
  Net ratio of net income to
    average net assets<F6>                    (0.17)%<F4>    (0.08)%       0.12%      0.86%      1.31%  2.00%<F4>
  Portfolio turnover rate                              9%        28%         48%        60%        96%       171%


<F1> The date of initial public investment for Class B shares was December 12,
     1994.
<F2> Less than one cent per share.
<F3> Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.
<F4> Annualized.
<F5> Before waivers.
<F6> After waivers.

LARGE CAP GROWTH FUND
(Institutional Shares<F1>)


                                       Period      Year        Year      Period
                                        ended      ended      ended      ended
                                       May 31,   November    November   November
                                        2000        30,        30,        30,
                                     (unaudited)   1999        1998       1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $23.90     $19.51     $17.18     $16.46
--------------------------------------------------------------------------------
Income from investment operations
  Net investment income                  0.01       0.07       0.06       0.03
  Net gains or losses on securities
    (both realized and unrealized)       1.85       4.83       3.30       0.73
                                     --------   --------   --------   --------
  Total from investment operations       1.86       4.90       3.36       0.76
Less distributions
Dividends (from net investment income)     --     (0.05)     (0.07)     (0.04)
Distributions in excess of net
  investment income                        --     (0.01)         --         --
Distributions (from capital gains)         --     (0.45)     (0.96)         --
                                     --------   --------   --------   --------
Total distributions                        --     (0.51)     (1.03)     (0.04)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $25.76     $23.90     $19.51     $17.18
--------------------------------------------------------------------------------
Total return<F2>                        7.78%     25.61%     20.91%      4.59%
Ratios/Supplemental data
  Net assets, end of period
    (thousands)                      $221,978   $186,177   $121,475   $109,087
  Gross ratio of expenses to
    average net assets<F4>                 --      1.27%      1.29%  1.26%<F3>
  Net ratio of expenses to
    average net assets<F5>          1.11%<F3>      1.11%      1.09%  1.06%<F3>
  Gross ratio of net income to
    average net assets<F4>                 --      0.01%      0.17%  0.48%<F3>
  Net ratio of net income to
    average net assets<F5>          0.08%<F3>      0.17%      0.37%  0.68%<F3>
  Portfolio turnover rate                  9%        28%        48%        60%

<F1> The date of initial public investment for Class Y shares was August 18,
     1997.
<F2> Based on net asset value.
<F3> Annualized.
<F4> Before waivers.
<F5> After waivers.

RELATIVE VALUE FUND
(Retail A Shares<F1>)


                                                  Period                    Year ended November 30,
                                                   ended
                                                  May 31,
                                                   2000
                                                (unaudited)    1999       1998       1997       1996        1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $29.10     $26.26      $23.48     $19.03     $15.02     $11.36
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                              0.13       0.10        0.11       0.67       0.27       0.29
  Net gains or losses on securities
    (both realized and unrealized)                 (0.24)       3.01        3.66       4.45       4.01       3.65
                                                 --------   --------    --------   --------   --------   --------
  Total from investment operations                 (0.11)       3.11        3.77       5.12       4.28       3.94
Less distributions
  Dividends (from net investment income)           (0.09)     (0.16)      (0.17)     (0.28)     (0.26)     (0.28)
  Distributions (from capital gains)                   --     (0.11)      (0.82)     (0.39)     (0.01)         --
                                                 --------   --------    --------   --------   --------   --------
  Total distributions                              (0.09)     (0.27)      (0.99)     (0.67)     (0.27)     (0.28)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $28.90     $29.10      $26.26     $23.48     $19.03     $15.02
-------------------------------------------------------------------------------------------------------------------
Total return<F2>                                  (0.38)%     11.89%      16.67%     27.69%     28.86%     35.10%
Ratios/Supplemental data
  Net assets, end of period (thousands)           $49,126    $54,825     $50,925    $37,748   $215,843   $131,979
  Gross ratio of expenses to
    average net assets<F3>                             --      1.46%       1.49%      1.21%      1.24%      1.26%
  Net ratio of expenses to
    average net assets<F4>                      1.35%<F5>      1.30%       1.29%      1.01%      1.04%      1.06%
  Gross ratio of net income to
    average net assets<F3>                             --      0.36%       0.50%      1.20%      1.51%      1.97%
  Net ratio of net income to
    average net assets<F4>                      0.88%<F5>      0.52%       0.70%      1.40%      1.71%      2.17%
  Portfolio turnover rate                              4%        11%         26%        18%        16%        24%


<F1>  The date of initial public investment for Class A shares was June 5, 1991.
     For the period from January 31, 1989 (start of business) to June 4, 1991, all income was distributed to Federated Services Corporation, the administrator at the time.
<F2> Based on net asset value, which does not reflect the sales charge, if applicable.
<F3> Before waivers.
<F4> After waivers.
<F5> Annualized.

RELATIVE VALUE FUND
(Retail B Shares<F1>)

                                               Period       Year        Period
                                               ended        ended       ended
                                              May 31,     November    November,
                                                2000         30,          30
                                            (unaudited)     1999         1998
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $29.09       $26.28      $26.01
--------------------------------------------------------------------------------
Income from investment operations
  Net investment income                         0.13         0.16        0.14
  Net gains or losses on securities
     (both realized and unrealized)           (0.32)         2.94        0.24
                                            --------     --------    --------
  Total from investment operations            (0.19)         3.10        0.38
Less distributions
  Dividends (from net investment income)      (0.09)       (0.18)      (0.11)
Distributions (from capital gains)                --       (0.11)          --
                                            --------     --------    --------
  Total distributions                         (0.09)       (0.29)      (0.11)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $28.81       $29.09      $26.28
--------------------------------------------------------------------------------
Total return<F2>                             (0.65)%       11.84%       1.50%
Ratios/Supplemental data
  Net assets, end of period (thousands)      $16,361      $14,278      $7,847
  Gross ratio of expenses to
     average net assets<F4>                       --        1.46%   1.24%<F3>
  Net ratio of expenses to
     average net assets<F5>                1.35%<F2>        1.30%   1.04%<F3>
  Gross ratio of net income to
     average net assets<F4>                       --        0.36%   0.75%<F3>
  Net ratio of net income to
     average net assets<F5>                0.88%<F3>        0.52%   0.95%<F3>
  Portfolio turnover rate                         4%          11%         26%

<F1> The date of initial public investment for Class B shares was March 31,
     1998.
<F2> Based on net asset value, which does not reflect contingent deferred sales charge, if applicable.
<F3> Annualized.
<F4> Before waivers.
<F5> After waivers.

RELATIVE VALUE FUND
(Institutional Shares<F1>)


                                       Period      Year        Year      Period
                                        ended      ended      ended      ended
                                       May 31,   November    November   November
                                        2000        30,        30,        30,
                                     (unaudited)   1999        1998       1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $29.12     $26.27     $23.49     $22.67
--------------------------------------------------------------------------------
Income from investment operations
  Net investment income                  0.16       0.23       0.18       0.08
  Net gains or losses on securities
    (both realized and unrealized)     (0.21)       2.96       3.65       0.81
                                     --------   --------   --------   --------
  Total from investment operations     (0.05)       3.19       3.83       0.89
Less distributions
  Dividends (from net
    investment income)                 (0.12)     (0.23)     (0.23)     (0.07)
Distributions (from capital gains)         --     (0.11)     (0.82)         --
                                     --------   --------   --------   --------
  Total distributions                  (0.12)     (0.34)     (1.05)     (0.07)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $28.95)     $29.12     $26.27     $23.49
--------------------------------------------------------------------------------
Total return<F2>                      (0.15)%     12.20%     16.95%      3.93%
Ratios/Supplemental data
  Net assets, end of
    period (thousands)               $483,427   $466,203   $386,405   $312,056
  Gross ratio of expenses to
    average net assets<F4>                 --      1.21%      1.24%  1.20%<F3>
  Net ratio of expenses to
    average net assets<F5>          1.10%<F3>      1.05%      1.04%  1.00%<F3>
  Gross ratio of net income to
    average net assets<F4>                 --      0.61%      0.75%  1.15%<F3>
  Net ratio of net income to
    average net assets<F5>          1.13%<F3>      0.77%      0.95%  1.35%<F3>
  Portfolio turnover rate                  4%        11%        26%        18%

<F1> The date of initial public investment for Class Y shares was August 18,
     1997.
<F2> Based on net asset value.
<F3> Annualized.
<F4> Before waivers.
<F5> After waivers.

REIT FUND
(Retail B Shares)


                                                      Period         Period
                                                       ended          ended
                                                     March 31,      March 31,
                                                       2000           1999
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $7.99        $ 10.59
Income from investment activities:
  Net investment income                                 0.53           0.40
  Net realized and unrealized gain (loss)
    on investments                                    (0.22)         (2.54)
                                                    --------       --------
  Total from investment activities                      0.31         (2.14)
Less distributions:
  Dividends from net investment income                (0.53)         (0.38)
  Distributions from net realized gains
    on investments                                      0.00         (0.08)
                                                    --------       --------
  Total distributions                                 (0.53)         (0.46)
----------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD                       $7.77        $  7.99
----------------------------------------------------------------------------
Total return                                           3.97%       (20.65%)
Ratios/Supplemental data:
  Net assets, end of period (thousands)                   90             91
  Ratio of expenses to average net assets             21.55%         13.38%
  Ratio of expenses to average net assets
    (after reimbursement)                              1.60%          1.45%
  Ratio of net investment income to
    average net assets                              (12.11%)        (7.53%)
  Ratio of net investment income to
    average net assets (after reimbursement)           7.84%          4.39%
  Portfolio turnover                                  18.57%         45.48%


REIT FUND
(Institutional Shares)

                                                Year        Year         Year
                                               ended        ended       ended
                                               March        March       March
                                                31,          31,         31,
                                                2000        1999       1998<F1>
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $7.96       $10.59      $10.00
--------------------------------------------------------------------------------
Income from investment activities:
  Net investment income                         0.53         0.40        0.35
  Net realized and unrealized gain
     (loss) on investments                    (0.21)       (2.55)        0.86
                                            --------     --------    --------
  Total from investment activities              0.32       (2.15)        1.21
Less distributions:
  Dividends from net investment income        (0.53)       (0.40)      (0.35)
  Distributions from net realized
     gains on investments                       0.00       (0.08)      (0.27)
                                            --------     --------    --------
  Total distributions                         (0.53)       (0.48)      (0.62)
--------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD               $7.75       $ 7.96    $  10.59
--------------------------------------------------------------------------------
Total return                                   4.22%     (20.59%)  14.96%<F2>
Ratios/Supplemental data:
  Net assets, end of period (thousands)       28,813       30,566      43,981
  Ratio of expenses to average net assets      1.61%        1.47%   1.52%<F2>
  Ratio of expenses to average net assets
     (after reimbursement)                     1.61%        1.47%       1.52%
  Ratio of net investment income to
     average net assets                        6.53%        4.35%   4.29%<F2>
  Ratio of net investment income to
     average net assets (after reimbursement)     --           --          --
  Portfolio turnover                          18.57%       45.48%  29.50%<F2>

<F1> For the period June 24, 1997 (commencement of operations) to March 31,
     1998.
<F2> Annualized.

EQUITY INCOME FUND
(Retail A Shares)

                                                                       February
                                       Period      Year        Year        27,
                                        ended      ended      ended     1997 to
                                       May 31,   November    November   November
                                        2000        30,        30,         30,
                                     (unaudited)   1999        1998     1997<F3>
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $7.83     $10.24     $11.56     $10.00
--------------------------------------------------------------------------------
Income from investment activities:
  Net investment income                  0.05       0.13       0.17       0.16
  Net realized and unrealized gains
    (losses) on investments            (0.13)     (0.18)       0.98       1.57
                                     --------   --------   --------   --------
  Total from investment activities     (0.08)     (0.05)       1.15       1.73
Less distributions:
  Net investment income                (0.05)     (0.13)     (0.18)     (0.16)
  In excess of net investment income        -          -          -     (0.01)
  Net realized gain                    (1.11)     (2.23)     (2.29)          -
                                     --------   --------   --------   --------
  Total distributions                  (1.16)     (2.36)     (2.47)     (0.17)
--------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD        $6.59      $7.83     $10.24     $11.56
--------------------------------------------------------------------------------
Total return
    (excludes sales charge)       (1.00%)<F4>    (0.05)%     11.69% 17.42%<F4>
Ratios/Supplementary data:
  Net assets, end of period
    (thousands)                          $843     $1,336     $1,709       $173
  Ratio of expenses to
    average net assets              1.36%<F5>      1.28%      1.15%  0.45%<F5>
  Ratio of net investment income
    to average net assets            1.59<F5>      1.60%      1.51%  2.29%<F5>
  Ratio of expenses to
    average net assets<F1>          1.46%<F5>      1.38%      1.38%  1.38%<F5>
  Portfolio turnover<F2>               15.81%     81.84%     98.32%     48.33%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Not annualized.
<F5> Annualized.


EQUITY INCOME FUND
(Retail B Shares)
                                                                       February
                                       Period      Year        Year       27,
                                        ended      ended      ended     1997 to
                                       May 31,   November    November   November
                                        2000        30,        30,        30,
                                     (unaudited)   1999        1998     1997<F3>
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $7.81     $10.23     $11.55     $10.00
--------------------------------------------------------------------------------
Income from investment activities
  Net investment income                  0.03       0.08   0.11<F6>       0.10
  Net realized and unrealized gains
    (losses) on investments            (0.13)     (0.19)       0.97       1.57
                                     --------   --------   --------   --------
  Total from investment activities     (0.10)     (0.11)       1.08       1.67
Less distributions:
  Net investment income                (0.03)     (0.08)     (0.11)     (0.10)
  In excess of net investment income        -          -          -     (0.02)
  Net realized gains                   (1.11)     (2.23)     (2.29)          -
                                     --------   --------   --------   --------
  Total distributions                  (1.14)     (2.31)     (2.40)     (0.12)
--------------------------------------------------------------------------------
NET ASSET VALUE AT END OF PERIOD        $6.57      $7.81     $10.23     $11.55
--------------------------------------------------------------------------------
Total return (excludes
    redemption charge)            (1.30%)<F4>    (0.85)%     10.98% 16.75%<F4>
Ratios/Supplementary data:
  Net assets, end of period
    (thousands)                          $653       $766       $520       $131
  Ratio of expenses to
    average net assets              2.06%<F5>      1.98%      1.84%  1.14%<F5>
  Ratio of net investment income
    to average net assets           0.89%<F5>      0.89%      0.83%  1.53%<F5>
  Ratio of expenses to
    average net assets<F1>          2.16%<F5>      2.08%      2.08%  2.07%<F5>
  Portfolio turnover<F2>               15.81%     81.84%     98.32%     48.33%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Not annualized.
<F5> Annualized.
<F6> Per share net investment income has been calculated using the daily average share method.



EQUITY INCOME FUND
(Y Shares)
                                                                      February
                                       Period      Year        Year       27,
                                        ended      ended      ended     1997 to
                                       May 31,   November    November   November
                                        2000        30,        30,        30,
                                     (unaudited)   1999        1998     1997<F4>
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $7.84     $10.24     $11.56     $10.00
--------------------------------------------------------------------------------
Income form investment activities
  Net investment income                  0.05       0.14       0.18       0.19
  Net realized and unrealized gains
    (losses) from investments          (0.13)     (0.18)       0.98       1.56
                                     --------   --------   --------   --------
  Total from investment activities     (0.08)     (0.04)       1.16       1.75
Less distributions
  Net investment income                (0.05)     (0.13)     (0.19)     (0.19)
  Net realized gains                   (1.11)     (2.23)     (2.29)         --
                                     --------   --------   --------   --------
  Total distributions                  (1.16)     (2.36)     (2.48)     (0.19)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $6.60      $7.84     $10.24     $11.56
--------------------------------------------------------------------------------
Total Return                        0.99%<F5>  0.09%<F3>     11.82% 17.64%<F5>
Ratios/Supplementary Data
  Net Assets at end of period
    (thousands)                          $121        $95        $35         $1
  Ratio of expenses to
    average net assets              1.36%<F6>      1.28%      1.23%  0.37%<F6>
  Ratio of net investment income
    to average net assets           1.59%<F6>      1.58%      1.40%  2.34%<F6>
  Ratio of expenses to average
    net assets<F1>                  1.46%<F6>      1.38%      1.32%  1.60%<F6>
  Portfolio turnover<F2>               15.81%     81.84%     98.32%     48.33%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Incurred class specific gains.  The total return excluding this would have been (0.07%).
<F4> Period from commencement of operations.
<F5> Not annualized.
<F6> Annualized.


EQUITY INCOME FUND
(Institutional Shares)
                                                                      February
                                       Period      Year        Year       27,
                                        ended      ended      ended     1997 to
                                       May 31,   November    November   November
                                        2000        30,        30,        30,
                                     (unaudited)   1999        1998     1997<F3>
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $7.83     $10.24     $11.56     $10.00
--------------------------------------------------------------------------------
Income from investment activities
  Net investment income                  0.06       0.16       0.19       0.20
  Net realized and unrealized gains
    (losses) from investments          (0.13)     (0.18)       0.98       1.55
                                     --------   --------   --------   --------
  Total from investment activities     (0.07)     (0.02)       1.17       1.75
Less distributions
  Net investment income                (0.06)     (0.16)     (0.20)     (0.19)
    Net realized gains                 (1.11)     (2.23)     (2.29)         --
                                     --------   --------   --------   --------
  Total distributions                  (1.17)     (2.39)     (2.49)     (0.19)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $6.59      $7.83     $10.24     $11.56
--------------------------------------------------------------------------------
Total Return                      (0.85)%<F4>      0.23%     12.00% 17.64%<F4>
Ratios/Supplementary Data
  Net assets at  end of period
    (thousands)                       $55,935   $104,762   $111,866   $131,919
  Ratio of expenses to average
    net assets                      1.06%<F5>      0.98%      0.71%  0.15%<F5>
  Ratio of net investment income
    to average net assets           1.89%<F5>      1.90%      1.94%  2.51%<F5>
  Ratio of expenses to
    average net assets<F1>          1.46%<F5>      1.38%      1.37%  1.38%<F5>
  Portfolio turnover<F2>               15.81%     81.84%     98.32%     48.33%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Not annualized.
<F5> Annualized.



SMALL CAP INDEX FUND
(Retail A Shares)

                                                      Period
                                                       ended      December 30,
                                                      May 31,        1998 to
                                                       2000       November 30,
                                                    (unaudited)     1999<F3>
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.18         $10.00
-------------------------------------------------------------------------------
Income from investment activities
  Net investment loss                                 (0.01)         --<F6>
  Net realized and unrealized gains
     (losses) from investments                          0.97           0.19
                                                    --------       --------
  Total from investment activities                      0.96           0.19
Less distributions
  Net investment income                                   --         (0.01)
  In excess of net realized gains                     (0.14)             --
                                                    --------       --------
  Total distributions                                 (0.14)         (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $11.00         $10.18
-------------------------------------------------------------------------------
Total Return (excludes sales charge)               9.52%<F4>      1.86%<F4>
Ratios/Supplementary Data
  Net Assets at end of period (thousands)               $159           $134
  Ratio of expenses to average net assets          0.97%<F5>      1.00%<F5>
  Ratio of net investment loss to
    average net assets                          (0.20)% <F5>   (0.15)% <F5>
  Ratio of expenses to average net assets<F1>         1.07%5      1.14%<F5>
Portfolio turnover<F2>                                19.13%         35.27%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from initial public investment.
<F4> Not annualized.
<F5> Annualized.
<F6> Net investment income per share was less than $0.005.

 SMALL CAP INDEX FUND
(Institutional Shares)

                                                      Period
                                                       ended      December 30,
                                                      May 31,        1998 to
                                                       2000       November 30,
                                                    (unaudited)     1999<F3>
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.19         $10.00
-------------------------------------------------------------------------------
Income from investment activities
Net investment income                                   0.01           0.01
Net realized and unrealized gains from investments      0.95           0.19
                                                    --------       --------
  Total from Investment Activities                      0.96           0.20
Less distributions
Net investment income                                 --<F6>         (0.01)
Net realized gains                                    (0.14)             --
                                                    --------       --------
Total distributions                                   (0.14)         (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $11.01         $10.19
-------------------------------------------------------------------------------
Total Return                                       9.54%<F4>      2.01%<F4>
Ratios/Supplementary Data
  Net Assets at end of period (thousands)            $53,205        $45,331
Ratio of expenses to average net assets            0.67%<F5>      0.68%<F5>
Ratio of net investment income to
    average net assets                             0.10%<F5>      0.18%<F5>
Ratio of expenses to average net assets<F1>        1.07%<F5>      1.13%<F5>
  Portfolio turnover<F2>                              19.13%         35.27%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between classes of shares issued.
<F3> Period from initial public investment.
<F4> Not annualized.
<F5> Annualized.
<F6> Net investment income per share was less than $0.005.


SMALL CAP INDEX FUND
(Y Shares)

                                                      Period
                                                       ended      December 30,
                                                      May 31,        1998 to
                                                       2000       November 30,
                                                    (unaudited)     1999<F3>
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.17         $10.00
-------------------------------------------------------------------------------
Income from investment activities
  Net investment loss                                 (0.01)         --<F6>
  Net realized and unrealized gains
    from investments                                    0.95           0.17
                                                    --------       --------
  Total from Investment Activities                      0.94           0.17
Less distributions
  Net investment income                                   --         --<F6>
  Net realized gains                                  (0.14)             --
                                                    --------       --------
  Total Distributions                                 (0.14)             --
-------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                      $10.97         $10.17
-------------------------------------------------------------------------------
Total Return                                       9.33%<F4>      1.74%<F4>
Ratios/Supplemental Data
  Net Assets at end of period (thousands)            $14,978        $14,955
  Ratio of expenses to average net assets          0.97%<F5>      0.92%<F5>
  Ratio of net investment loss to
    average net assets                           (0.20)%<F5>    (0.06)%<F5>
  Ratio of expenses to average net assets<F1>      1.07%<F5>      1.12%<F5>
  Portfolio turnover<F2>                              19.13%         35.27%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from initial public investment.
<F4> Not Annualized.
<F5> Annualized.
<F6> Net investment income and distributions from net investment income per share was less than $0.005.


GLOBAL EQUITY FUND
(Institutional Shares<F1>)

                                               Period       Year        Period
                                               ended        ended       ended
                                              May 31,     November     November
                                                2000         30,         30,
                                            (unaudited)     1999         1998
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $12.94       $10.35      $10.00
--------------------------------------------------------------------------------
Income from investment activities
  Net investment income                         0.01         0.09        0.05
  Net gains or losses on securities
    (both realized and unrealized)              0.47         2.78        0.34
  Total from investment activities              0.48         2.87        0.39
Less distributions
  Dividends (from net investment income)          --       (0.10)      (0.04)
  Distributions (from capital gains)          (0.14)       (0.18)          --
  Total distributions                         (0.14)       (0.28)      (0.04)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $13.28       $12.94      $10.35
--------------------------------------------------------------------------------
Total return<F2>                               3.70%       28.44%       3.95%
Ratios/Supplemental data
  Net assets, end of period (thousands)      $72,196      $59,496     $48,459
  Gross ratio of expenses to
    average net assets<F4>                        --        1.29%   1.51%<F3>
  Net ratio of expenses to
    average net assets<F5>                 1.15%<F3>        1.13%   1.31%<F3>
  Gross ratio of net income to
    average net assets<F4>                        --        0.11%   0.17%<F3>
  Net ratio of net income to
    average net assets<F5>                 0.21%<F3>        0.27%   0.37%<F3>
  Portfolio turnover rate                         7%          34%          3%

<F1> The date of initial public investment for Class A shares was December 3,
     1997.
<F2> Based on net asset value, which does not reflect the sales charge, if applicable.
<F3> Annualized.
<F4> Before waivers.
<F5> After waivers.


FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' performance and investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail -  Firstar Funds
           615 East Michigan Street
           P.O. Box 3011
           Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
           --------------------------

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: - http://www.sec.gov
                              ------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov., or by sending your request and a
                   -------------------
duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.

           The Fund's Investment Company Act File Number is 811-5380


                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                            DATED ____________, 2000
                              SUBJECT TO COMPLETION

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT
BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information

                       Ohio Tax-Exempt Money Market Fund
                         Missouri Tax-Exempt Bond Fund
                             Strategic Income Fund
                           Science & Technology Fund
                             Large Cap Growth Fund
                              Relative Value Fund
                                   REIT Fund
                               Equity Income Fund
                              Small Cap Index Fund
                               Global Equity Fund

                                __________, 2000



                               TABLE OF CONTENTS
                               -----------------
                                                                          Page
                                                                          ----
FIRSTAR FUNDS, INC..........................................................1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS....................1
INVESTMENT STRATEGIES AND RISKS.............................................4
NET ASSET VALUE............................................................59
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................60
DESCRIPTION OF SHARES......................................................67
ADDITIONAL INFORMATION CONCERNING TAXES....................................70
MANAGEMENT OF THE COMPANY..................................................72
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT....................83
EXPENSES...................................................................84
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS...........................84
COUNSEL....................................................................85
CODE OF ETHICS.............................................................85
PERFORMANCE CALCULATIONS...................................................85
MISCELLANEOUS..............................................................92
APPENDIX A................................................................A-1
APPENDIX B................................................................B-1

      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with Firstar Funds, Inc.' s prospectus ("Prospectus") dated _____1, 2000, for Retail A, Retail B, Y and Institutional Shares of the Missouri Tax-Exempt Bond Fund, Strategic Income Fund, Science & Technology Fund, Large Cap Growth Fund, Relative Value Fund, REIT Fund, Equity Income Fund and Small Cap Index Fund, the Y and Institutional Shares of the Global Equity Fund, Retail A and Institutional Shares of the Ohio Tax-Exempt Money Market Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectus. Each Fund commenced operations as a portfolio (the "Predecessor Funds") of either the Firstar Select Funds, Mercantile Mutual Funds, Inc. or Firstar Stellar Funds, as further explained herein. On November 24, 2000, each Predecessor Fund was reorganized as a new portfolio of Firstar Funds, Inc. The Prospectus, as well as the Predecessor Funds' Semi-Annual Reports to Shareholders dated May 31, 2000 and the Predecessor Funds' Annual Reports to Shareholders dated November 30, 1999 or March 31, 2000, as the case may be, may be obtained, without charge, by writing Firstar Mutual Fund Services, LLC at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants' reports thereon in this SAI are incorporated by reference from the Predecessor Funds' respective Annual Reports and Semi-Annual reports. No other parts of the Annual Reports are incorporated herein by reference.

                              FIRSTAR FUNDS, INC.

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios.

     The following Funds were originally organized as investment portfolios of the following investment companies under the following names:



                                          Formerly an Investment                                 Portfolio
                                        Portfolio of the Following                          Name at Predecessor
Firstar Fund Name                           Investment Company                              Investment Company
------------------                      ---------------------------                        --------------------
Ohio Tax-Exempt Money  Market Fund      Firstar Stellar Funds                   Firstar Stellar Ohio Tax-Free Money Market Fund
Missouri Tax-Exempt Bond Fund           Mercantile Mutual Funds, Inc.           Mercantile Missouri Tax-Exempt Bond Portfolio
Strategic Income Fund                   Firstar Stellar Funds                   Firstar Stellar Strategic Income Fund
Science & Technology Fund               Firstar Stellar Funds                   Firstar Stellar Science & Technology Fund
Large Cap Growth Fund                   Firstar Stellar Funds                   Firstar Stellar Growth Equity Fund
Relative Value Fund                     Firstar Stellar Funds                   Firstar Stellar Relative Value Fund
REIT Fund                               Firstar Select Funds                    Firstar Select REIT-Plus Fund
Equity Income Fund                      Mercantile Mutual Funds, Inc.           Mercantile Equity Income Portfolio
Small Cap Index Fund                    Mercantile Mutual Funds, Inc.           Mercantile Small Cap Equity Index Portfolio
Global Equity Fund                      Firstar Stellar Funds                   Firstar Stellar International Equity Fund



On November 24, 2000, each of these Funds was reorganized as an investment portfolio of the Company.

     This SAI pertains to Retail A, Retail B, Y and Institutional Shares, as applicable of ten portfolios, the Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund, Strategic Income Fund, Science & Technology Fund, Large Cap Growth Fund, Relative Value Fund, REIT Fund, Equity Income Fund, Small Cap Index Fund and Global Equity Fund (collectively the "Funds"). Each portfolio, except the Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund and Science & Technology Fund, is a diversified portfolio under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company also offers other investment portfolios that are described in separate statements of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

      The Company is an open-end management investment company. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

      Subject to the general supervision of the Board of Directors, Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. Although the Strategic Income Fund does not intend to invest for short-term profits, securities in the Fund's portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of its investment objective. The Adviser disregards the length of time a particular security may have been held by the Fund. Generally, a high portfolio turnover rate results in increased transaction costs and higher taxes paid by the Fund's shareholders. In addition a high rate of portfolio turnover may result in the realization of a larger amount of capital gains which, when distributed to the Fund's shareholders, are taxable to them. The Strategic Income Fund's turnover rates for the past two fiscal years are shown below.

               November 30, 1999             November 30, 1998
               ------------------            ------------------
                      73%                           146%

      Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges that involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions that are generally higher than those in the United States.

      Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

      Fixed income securities purchased and sold by the Missouri Tax-Exempt Bond Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

      The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser in its sole discretion, believes such practice to be in the Funds' interests.

For the fiscal years ended March 31, 2000 and 1999, the Company paid brokerage commissions for the REIT Fund as follows:

                  2000                          1999
                 ------                        ------
                $45,919                      $94,143.88

For the fiscal years ended November 30, 1999, 1998 and 1997, brokerage commissions were paid for the Predecessor Funds as follows:

Fund                                     1999           1998           1997
------                                 ------         ------         ------
Ohio Tax-Exempt Money Market Fund          $0             $0           $N/A
Missouri Tax-Exempt Bond Fund               0              0              0
Strategic Income Fund                 334,889        395,862        406,396
Science & Technology Fund              21,635            N/A            N/A
Large Cap Growth Fund                 305,414        286,979        274,875
Relative Value Fund                   219,478        315,245        218,211
Equity Income Fund                    275,891        361,966        151,046
Small Cap Index Fund                   98,519            N/A            N/A
Global Equity Fund                     70,829         50,105            N/A

None of the brokerage commissions were paid to affiliates of the Company, the Adviser, or the Administrator.

      The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

      Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

      Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Quasar Distributors, LLC (the "Distributor") or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

      Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by their Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

As of November 30, 1999, each Fund (or its Predecessor Fund) held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows:

FUND                                      BROKER/DEALER        TOTAL HOLDINGS
------                                    --------------      ---------------
Ohio Tax-Exempt Money Market Fund
Strategic Income Fund
Science & Technology Fund
Large Cap Growth Fund
Relative Value Fund
Global Equity Fund


                        INVESTMENT STRATEGIES AND RISKS

      Temporary Defensive Positions.  The Missouri Tax-Exempt Bond Fund may hold
      ------------------------------
uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable municipal securities are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable municipal securities are unavailable and subject to the Fund's quality standards, the Fund may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category by a rating agency; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; or repurchase agreements with respect to such obligations.

      The Equity Income Fund reserves the right to hold as a temporary defensive measure during abnormal market or economic conditions up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, such abnormal market or economic conditions warrant. Short-term obligations in which the Fund may invest include (i) money market instruments, such as commercial paper, including variable and floating rate instruments, rated at the time of purchase in one of the two highest rating categories assigned by a rating agency or, if unrated, deemed to be of comparable quality by the Adviser at the time of purchase, and bank obligations, including bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits of U.S. and foreign banks having total assets at the time of purchase in excess of $1 billion, (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iii) repurchase agreements.

      From time to time, the Ohio Tax-Exempt Money Market Fund, Science & Technology Fund, Relative Value Fund and Global Equity Fund may invest in temporary investments.

      The Ohio Tax-Exempt Money Market Fund may invest in high-quality temporary investments for temporary defensive purposes. Occasionally, such as when suitable municipal securities are not available, the Fund may invest a portion of its assets in cash. Any portion of the Fund's assets maintained in cash reduces the amount of assets in municipal securities and thereby reduces the Fund's yield. This policy may result in high portfolio turnover. Since the cost of these transactions is small, high turnover is not expected to adversely affect net asset value or yield. The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences to the Fund.

These temporary investments include:

- obligations issued by or on behalf of municipal or corporate issuers having the same quality and maturity characteristics as municipal securities purchased by the Fund;

- marketable obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; instruments issued by banks or other depository institutions which have capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment;

- repurchase agreements; and

- prime commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch, and other short-term credit instruments.

The Relative Value Fund may invest in temporary investments from time to time for defensive purposes. The Fund may invest in securities issued and/or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements and short-term money market instruments such as:

- instruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is federally insured; or

- commercial paper rated A-1 by S&P, Prime-1 by Moody's, or F-1 by Fitch.

For temporary defensive purposes (up to 100% of total assets) and to maintain liquidity (up to 35% of total assets), the Global Equity Fund may invest in U.S. and foreign short-term money market instruments including:

- commercial paper rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or F-1 or F-2 by Fitch. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the two highest categories of the NRSROs described above;

- instruments of domestic and foreign banks and savings associations (such as certificates of deposit, demand and time deposits and bankers' acceptances) if they have capital, surplus, and undivided profits of over $100,000,000, or if BIF or SAIF insures the principal amount of the instrument. These instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, and Eurodollar Time Deposits;

- obligations of the U.S. government or its agencies or instrumentalities;

- repurchase agreements; and

- other short-term instruments that are not rated but are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest.

      Ratings. The ratings of Standard & Poor's, Moody's and other nationally
      -------
recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

      The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations.
An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     The securities in which the Ohio Tax-Exempt Money Market Fund is permitted to invest are rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs"). A NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by "S&P", Prime-1 by Moody's, or F-1 (+ or -) by Fitch are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category. Additionally, the Ohio Tax-Exempt Money Market Fund may purchase unrated securities which are determined to be of comparable quality to securities rated in the highest short-term rating category by NRSROs and which are otherwise eligible for purchase by the Fund.

     The Fund may also purchase bonds which have no short-term ratings but which have long-term ratings by NRSROs in the two highest ratings categories. The Ohio Tax-Exempt Money Market Fund has the ability but no present intention of investing in municipal securities that are rated MIG2 or VMIG2 by Moody's, F-2 by Fitch, or A-2 or SP-2 by S&P and tax-exempt commercial paper that is rated P-2 by Moody's, A-2 by S&P, or F-2 by Fitch, or securities which are not rated but are deemed to be of comparable quality. Shareholders of the Fund will be notified should the Fund decide to invest in these securities.

      Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. For the Funds which are not money market funds, the Adviser will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix A.

      Securities Lending.  Each of the Funds (except the Ohio Tax-Exempt Money
      ------------------
Market Fund, Missouri Tax-Exempt Bond Fund and Relative Value Fund) may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. In accordance with current SEC policies, each Fund is currently limiting its securities lending to 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan.

      Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

      Money Market Instruments. The Funds may invest from time to time in "money
      ------------------------
market instruments," a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

      Subject to their respective investment policies, the Equity Income, Missouri Tax-Exempt Bond and Small Cap Index Funds may invest in the following taxable investments for temporary defensive or other purposes: commercial paper, bankers' acceptances, certificates of deposit, time deposits and floating rate notes.

      Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

      Investments by a Fund which is not a money market fund in commercial paper will consist of issues rated at the time A-1 or A-2 by Standard & Poor's, or P-1 or P-2 by Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

      The Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund and the underlying funds of the Global Equity Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deem the investment to involve minimal credit risk.

     The Ohio Tax-Exempt Money Market Fund and Missouri Tax-Exempt Bond Fund may invest in variable and floating rate demand instruments, including participations in municipal securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

      Repurchase Agreements.  Each Fund (or underlying fund of the Global Equity
      ---------------------
Fund) may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The REIT Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

      The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

      Investment Companies.  The Funds may invest from time to time in
      --------------------
securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. In addition, investment companies in which a Fund may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges (no sales charge will be paid by the Missouri Tax-Exempt Bond Fund in connection with such investments). These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations. The income on securities of other investment companies may be taxable to investors at the state or local level. See "Additional Information Concerning Taxes" below.

     Each of the Missouri Tax-Exempt Bond, Equity Income and Small Cap Index Funds may invest in securities issued by other investment companies, limited, except as described below, with respect to each Fund to investment companies which determine their net asset value per share based on the amortized cost or penny-rounding method and which invest in securities in which the Fund is permitted to invest. Each of the Missouri Tax-Exempt Bond, Equity Income and Small Cap Index Funds currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser.

      U.S. Government Obligations. The Missouri Tax-Exempt Bond, Strategic
      ---------------------------
Income, Large Cap Growth, Relative Value, Equity Income, REIT and Small Cap Index Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Under normal circumstances, the REIT Fund may invest up to 5% of its net assets in U.S. government obligations.

     Bank Obligations.  The Relative Value Fund may invest in domestic bank
     ----------------
obligations, including:

          - certificates of deposit,
          - demand and time deposits,
          - bankers' acceptances,
          - notes,
          - bonds, and
          - discount notes of the following U.S. Government agencies or instrumentalities:

     a)   Federal Home Loan Banks,
     b)   FNMA,
     c)   GNMA,
     d)   National Bank for Cooperatives,
     e)   Banks for Cooperatives,
     f)   Tennessee Valley Authority,
     g)   Export-Import Bank of the United States,
     h)   Commodity Credit Corporation,
     i)   Federal Financing Bank,
     j)   The Student Loan Marketing Association,
     k)   FHLMC, or
     l)   National Credit Union Administration.

In addition to domestic bank obligations, the Fund may invest in:

          - Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks;

          - Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks;

          - Canadian Time Deposits, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

          - Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.

     Restricted and Illiquid Securities.  The Funds may invest in a limited
     ----------------------------------
amount of securities that are illiquid at the time of purchase, up to 15% for each Fund, except up to 10% for the Ohio Tax-Exempt Money Market Fund. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days and Rule 144A Securities. Rule 144A securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board.

     The Strategic Income Fund, Large Cap Growth Fund, Relative Value Fund, Science & Technology Fund and Global Equity Fund (via underlying funds) may also invest in Section 4(2) commercial paper, subject to the applicable limit, unless the Adviser determines that a liquid market exists. The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

     Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of change in their earnings and prospects. The Equity Income Fund does not normally invest in securities of issuers having a record, together with their predecessors, of less than three years of continuous operations. Such securities may be more difficult to sell than larger or more established securities.

      Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund (except for the Small Cap Index Fund). Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent short-term capital gains are realized, distributions relating from such gains will be ordinary income for federal income tax purposes.

     Borrowings and Reverse Repurchase Agreements. Each Fund (or underlying fund
     --------------------------------------------
of the Global Equity Fund) may borrow money from banks or through reverse repurchase agreements to the extent allowed (as described under "Additional Investment Limitations" below) to meet shareholder redemptions. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. These strategies involve leveraging. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

     Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

      When-Issued Purchases, Delayed Delivery and Forward Commitments.  Each
      ---------------------------------------------------------------
Fund (or underlying fund), except the REIT Fund, may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Ohio Tax-Exempt Money Market, Strategic Income, Large Cap Growth, Relative Value, Science & Technology and Global Equity Funds' when-issued purchases are not expected to exceed 20%, and the Missouri Tax Exempt Bond, Equity Income and Small Cap Index Funds' forward commitments and when-issued purchases are not expected to exceed 25% of the value of the respective Fund's total assets absent unusual market conditions. The Ohio Tax-Exempt Money Market, Strategic Income, Large Cap Growth, Relative Value, Science & Technology and Global Equity Funds do not currently intend to engage in forward commitments. The Missouri Tax-Exempt Bond, Equity Income and Small Cap Index Funds do not currently intend to engage in delayed delivery transactions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 20% for the Ohio Tax-Exempt Money Market, Strategic Income, Large Cap Growth, Relative Value, Science & Technology and Global Equity Funds, and 25% for the Missouri Tax Exempt Bond, Equity Income and Small Cap Index Funds' value of their respective assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

      A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When the Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Short Sales.  The Strategic Income Fund and Global Equity Fund may make
     -----------
short sales. In a short sale transaction, a Fund borrows a security from a broker and sells it with the expectation that the market price will drop and the Fund will be able to replace the borrowed security by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline.

      Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that:

          - the amount deposited in the account plus the amount deposited with the broker as collateral will at all times equal at least 100% of the current value of the security sold short and

          - the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

      The Funds may purchase call options to provide a hedge against an increase in the price of a security sold short by the Funds. When a Fund purchases call options, it has to pay a premium to the person writing the option and a commission to the broker selling the options. If the options are exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the securities were to be purchased directly.

As for the Strategic Income Fund, the Adviser anticipates that the frequency of short sales will vary substantially under different market conditions, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, as an operating policy which may be changed without shareholder approval, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 2% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 2% of the outstanding securities of that class.

In addition to the short sales discussed above, the Funds may also make short sales "against the box," a transaction in which a Fund enters into a short sale of a security that the Fund owns. A broker holds the proceeds of the short sale until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.
The Strategic Income Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

A Fund will incur losses as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

     Foreign Securities.  The Funds' (except the Small Cap Index Fund, Missouri
     ------------------
Tax-Exempt Bond Fund, Ohio Tax-Exempt Money Market Fund and the underlying funds of the Global Equity Fund) investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions.

     The types of international securities in which the Large Cap Growth Fund may invest include other investment companies that invest primarily in international securities. The Strategic Income Fund, Large Cap Growth Fund, Science & Technology Fund, Relative Value Fund and Global Equity Fund (via its underlying funds) may invest in equity securities of non-U.S. companies and corporate and government fixed-income securities denominated in currencies other than U.S. dollars. The international equity securities may be traded domestically or abroad through various stock exchanges, American Depositary Receipts or International Depositary Receipts (ADRs or IDRs). The international fixed-income securities include ADRs, IDRs, and government securities of other nations and must be rated Baa or better by Moody's or BBB or better by S&P. If the securities are unrated, the Adviser must determine that they are of similar quality to the rated securities before a Fund may invest in them.

     Investments in foreign securities, whether made directly or through ADRs, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Additional Information on Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. The Large Cap Growth Fund does not intend to invest more than 10% of their assets in foreign securities. The REIT Fund will not invest more than 10% of its net assets at the time of purchase in foreign equity securities. Additional information on some of these risks is set forth under the caption "Other Investment Considerations - Global Equity Fund - Securities of Foreign Issuers."

     Foreign Securities and American Depository Receipts ("ADRs"). The Equity
     ------------------------------------------------------------
Income Fund may invest in sponsored American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depository), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

     The Equity Income Fund may also invest in European Depository Receipts ("EDRs"). EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

      Forward Currency Contracts.  The Strategic Income Fund and the underlying
      --------------------------
funds of the Global Equity Fund may enter into forward currency contracts. Forward foreign currency exchange contracts provide for the purchase of or sale of an amount of a specified currency at a future date. The Strategic Income Fund and the underlying funds of the Global Equity Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and the settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. Such transactions may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the $US equivalent of the anticipated sales proceeds). The Fund and the underlying funds of the Global Equity Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations.

      The Fund and the underlying funds of the Global Equity Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser or the adviser to the underlying funds of the Global Equity Fund believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund and the underlying funds of the Global Equity Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency,
with payment to be made in the second currency.   Transactions that use two
foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

      The cost to the Strategic Income Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Strategic Income Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Strategic Income Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized.

     The Fund will not enter into a forward contract with a term of more than one year. The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

      Foreign Currency Transactions.  The Strategic Income Fund and the
      -----------------------------
underlying funds of the Global Equity Fund may use foreign currency transactions to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts (see above). Foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund (the underlying funds in the case of the Global Equity Fund) could suffer a loss of some or all of the amounts deposited. The Fund (the underlying funds in the case of the Global Equity Fund) may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

      Except where segregated accounts are not required under the 1940 Act, when the Fund enters into a forward contract or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into segregated accounts of the Fund in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the appropriate account on a daily basis so that the account value is at least equal to the Funds' commitments to such contracts. While these contracts are not presently regulated by the Commodities Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the underlying fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the underlying fund than if it had not engaged in such contracts. Additional information covering currency risks is included under the caption "Other Investment Considerations - Global Equity Fund - Currency Risks."

      Derivatives Risk.  The Science & Technology Fund may invest in
      ----------------
derivatives. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from the Fund's investment in options, futures, swaps, structured securities and other derivative instruments that may be leveraged. The Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

      Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should by substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

      To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

     Subject to its investment limitations, the Missouri Tax-Exempt Bond Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. The Adviser expects that less than 5% of the Fund's assets will be invested in such securities during the current year. A number of different structures have been used. For example, interests in long-term fixed-rate municipal securities, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal securities to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal securities which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Company nor the Adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

      Synthetics.  The Science & Technology Fund may invest in synthetic
      ----------
securities. Synthetic securities are a form of securities where fixed rate bonds of a single state or municipal issuer are deposited in a trust by a sponsor and interests in the trust are sold to investors. The use of synthetic securities exposes the Fund to additional risks and transaction losses. Furthermore, synthetic securities are subject to the greater risks inherent in bond investing (i.e., varying interest rates and credit quality rating).

      Mortgage-Backed and Asset-Backed Securities.  The Strategic Income, Large
      -------------------------------------------
Cap Growth and Science & Technology Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities provided such asset-backed securities are rated AAA by a NRSRO (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, FHLMC, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

     The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      As stated in the Prospectus for the Funds, mortgage-backed securities such as collateralized mortgage obligations ("CMOs") may be purchased. There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.
The Funds will only purchase CMOs rated AAA by an NRSRO.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

      Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

      Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.
Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     The Strategic Income Fund, Large Cap Growth Fund and Science & Technology Fund may also invest in adjustable rate mortgage securities ("ARMs"). ARMs are actively traded, mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. These Funds invest in ARMs issued by GNMA, FNMA, and FHLMC.

     Unlike conventional bonds, ARMs pay back principal over the life of the ARMs rather than at maturity. Thus, holders of the ARMs would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMs reinvests the payment and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMs. As a consequence, ARMs may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.

     Not unlike other U.S. government securities, the market value of ARMs will generally vary inversely with changes in market interest rates. Thus, the market value of ARMs generally declines when interest rates rise and generally rises when interest rates decline.

      While ARMs generally entail less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

     Stripped U.S. Government Obligations. The Science & Technology Fund, Large
     ------------------------------------
Cap Growth Fund and Equity Income Fund may hold stripped U.S. Treasury securities, including (1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"), (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES") or (3) other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Science & Technology and Large Cap Growth Funds may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and resold in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

     The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities law purposes.

     The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

     For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

     Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which principal and interest is returned to investors. The Adviser will consider the liquidity needs of the Fund when any investments in zero coupon obligations or other principal-only obligations are made.

     Municipal Obligations.  The Ohio Tax-Exempt Money Market Fund and Missouri
     ---------------------
Tax-Exempt Bond Fund may invest in municipal obligations. Municipal obligations which may be acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     There are, of course, variations in the quality of municipal securities both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general conditions of the money market and/or the municipal bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies, such as Moody's and S&P, represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     When determining whether a municipal security presents minimal credit risks for the Ohio Tax-Exempt Money Market Fund, the Adviser considers the creditworthiness of the issuer of a municipal security, the issuer of a demand feature if the Fund has the unconditional right to demand payment from the issuer of the interest, or the credit enhancer of payment by either of those issuers. The Fund is not required to sell a municipal security if the security's rating is reduced below the required minimum subsequent to the Fund's purchase of the security. The directors and the Adviser consider this event, however, in the determination of whether the Fund should continue to hold the security in its portfolio. If ratings made by Moody's S&P, or Fitch change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

     There are no restrictions on the maturity of municipal securities in which the Fund may invest. The Fund will seek to invest in municipal securities of such maturities as the Adviser believes will produce current income consistent with prudent investment. The Adviser will also consider current market conditions and the cost of the insurance obtainable on such securities.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax (and, with respect to Ohio or Missouri municipal securities, to the exemption from Ohio or Missouri income tax, as the case may be) are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand.

     The Funds may enhance the credit of their investments by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality if the credit enhancer will adversely effect the quality and marketability of the underlying security and could cause losses to a Fund and affect its share price. The Ohio Tax-Exempt Money Market Fund may have more than 25% of its total assets invested in securities credit-enhanced by banks. The Funds typically evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the issuer.

     The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

     Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered to be municipal securities. Private activity bonds have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Furthermore, payment of principal and interest on municipal securities of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed, and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal securities. Interest on private activity bonds, although free from regular federal income taxation, may be an item of tax preference for purposes of the federal alternative minimum tax.

     Municipal obligations purchased by the Funds may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Funds' portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

     The Missouri Tax-Exempt Bond Fund may also purchase general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other tax-exempt
loans.   Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues.

     The Funds may purchase put options on municipal obligations. A put gives a Fund the right to sell a municipal obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related municipal obligation. A Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Funds and the liquidity and value of each Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

     With respect to Missouri municipal securities, the Missouri Tax-Exempt Bond Fund cannot predict what legislation, if any, may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might adversely affect the availability of municipal securities generally, or Missouri municipal securities specifically, for investment by a Fund and the liquidity and value of the Fund's assets. In such an event, the Fund would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Although the Missouri Tax-Exempt Bond Portfolio does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in industrial development bonds issued before August 7, 1986, the interest on which is not treated as a specific tax preference item under the federal alternative minimum tax, and in municipal securities, the interest on which is paid solely from revenues of similar projects, if such investments are deemed necessary or appropriate by the Adviser.

     To the extent that a Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, a Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

     Municipal Lease Obligations.  The Ohio Tax-Exempt Money Market Fund and
     ---------------------------
Missouri Tax-Exempt Bond Fund may acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the respective Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interests in the lease-purchase payments made. The financial institutions from which the Ohio Tax-Exempt Money Market Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within 7 days) from the issuer of the letter of credit or guarantee. In the acquisition of participation interests, the Adviser will consider the following quality factors:

          - a high quality underlying municipal security (of which the Fund takes possession);
          - a high quality issuer of the participation interest; or
          - a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Funds' trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate. The Funds will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

     Stand-By Commitments.  The Ohio Tax-Exempt Money Market Fund and Missouri
     --------------------
Tax-Exempt Bond Fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a "stand-by commitment" a dealer agrees to buy from the Fund, at the Fund's option, specified municipal obligations at a specified price. "Stand-by commitments" acquired by each Fund may also be referred to in this Statement of Additional Information as "put" options. The Missouri Tax-Exempt Fund expects that its investments in standby commitments will not exceed 5% of the value of its total assets under normal market conditions.

     The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by a Fund only with the instrument involved.

     The Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

     The Funds intend to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Funds' reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying municipal obligations that are subject to a commitment.

     The Funds would acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment" its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Ohio Obligations.  The Ohio Tax-Exempt Money Market Fund invests in
     ----------------
obligations of Ohio (the "State") issuers which cause the Fund's performance to be subject to risks associated with the overall conditions present within the State. The Fund may purchase an issue of municipal securities in its entirety. The following information is a brief summary of the prevailing economic conditions and general summary of the State's financial condition. This information is based on official statements relating to securities that are believed to be reliable but should not be considered as a complete description of all relevant information.

     The Ohio economy is largely composed of manufacturing which is concentrated in the automobile sector and other durable goods. The exposure to these industries, particularly the auto sector, leaves the State vulnerable to an economic slowdown associated with business cycles. The State has diversified its economy over the past decade with services and trade composing roughly 50% of the economy. Unemployment in Ohio over the past two years has been below the national average, but population growth, as in many states around the Great Lakes, has been stagnant.

     The State acted promptly in addressing the fall in revenue from the last recession with an expansion of the sales tax and cuts in appropriations. As a result of prudent financial management, the State restored the budget stabilization Fund in fiscal 1993. Strong performance resulted in reserve levels that are well above the levels of 1990.

     The overall condition of the State is further demonstrated by its debt ratings. Ohio, rated Aaa by Moody's in the 1970's, was downgraded to Aa in 1979. Moody's recently revised Ohio's rating upward to Aa1 in September of 1996. S&P first rated the State in 1984 at AA; that rating was also upgraded to AA+ in October of 1996.

     The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a Fund whose assets are diversified across numerous states and municipal issuers. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the State; and the underlying fiscal condition of the State, its counties and its municipalities.

     Missouri Municipal Securities.  The Missouri Tax-Exempt Bond Fund invests
     -----------------------------
in municipal securities of Missouri. The following highlights some of the more important economic and financial trends and considerations and is based on information from official statements, prospectuses and other publicly available documents relating to securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Fund has not independently verified any of the information contained in such statements or other documents.

     Missouri's population was approximately 5.4 million in 1998, which represents a 6.3% increase from the 1990 decennial census of the U.S. Census Bureau. Based on 1998 U.S. Census Bureau estimates, Missouri constituted the 16th most populous state and its two largest cities, St. Louis and Kansas City and their surrounding metropolitan areas, constituted the 18th and 24th largest metropolitan areas in the nation, respectively. St. Louis is a distribution center and an important site for banking and manufacturing activity. Kansas City is a major agri-business center for the United States and an important center for finance and industry. In 1999, per capita income in Missouri is estimated to have increased about 5%, consistent with the increase in national per capita income during the same period. [Source: U.S. Department of Commerce, Bureau of the Census.]

     The major sectors of the State's economy include services, manufacturing, trade, and state and local government. Although farming traditionally has played a dominant role in the State's economy, with increasing urbanization, significant income-generating activity has shifted from agriculture to the services, manufacturing, trade and government sectors. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State's cyclical sensitivity to impact by any single activity. Manufacturing represented the single most important economic activity, followed by wholesale and retail trade. Manufacturing is concentrated in defense, transportation and other durable goods. The State's top five largest manufacturers are Boeing Co., Anheuser-Busch Co., Hallmark Cards, Ford Motor Co. and Chrysler Corp. [Source:
Missouri Department of Economic Development.]

     Defense-related business plays an important role in Missouri's economy. Over the past decade, aircraft production and defense-related businesses have received sizable annual defense contract awards. Declining defense appropriation and federal downsizing may continue to have an impact on the State. Wal-Mart is the State's largest employer, with approximately 27,500 to 32,500 employees during January 2000. The next two largest employers in Missouri are the University of Missouri and Boeing Co. with approximately 17,500 to 22,500 employees each during January 2000. Missouri's unemployment rate was 4.1% in December 1998, compared to the 4.4% national unemployment rate during this period. The unemployment rate for 1999 is expected to remain stable at approximately 4.0 to 4.5%. [Source: Missouri Dept. of Economic Development.]

     Revenue collections for the fiscal year ended June 30, 1999 ("Fiscal Year 1999") are estimated to be $6.4 billion, an increase of 5.5% over fiscal year 1998. Expenditures for Fiscal Year 1999 are estimated at $6.9, billion including $173 million and $99 million, respectively for the St. Louis and Kansas City Desegregation cases. For the fiscal year ending June 30, 2000 ("Fiscal Year 2000"), revenues are projected to be $7.2 billion. Expenditures are projected at $7.1 billion and do not include expenditures for the St. Louis and Kansas City school desegregation cases which ended during Fiscal Year 1999.

     There are additional risks associated with investment in the Missouri Tax-Exempt Bond Fund because it invests its assets predominantly in Missouri municipal securities. The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of federal grants previously provided to the State will continue. The State of Missouri is barred by its constitution from issuing debt instruments to fund government operations, although it is authorized to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital: general obligation bonds and revenue bonds. Payments on general obligation bonds are made from the General Revenue Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected. The State also is authorized to issue revenue bonds, which generally provide funds for a specific project, and payments are generally limited to the revenue from that project. The State may, however, enact a tax specifically to repay the State's revenue bonds. Therefore, a reduction of revenues on a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds.

     Variable and Floating Rate Instruments. Municipal obligations purchased by
     --------------------------------------
the Ohio Tax-Exempt Money Market Fund and Missouri Tax-Exempt Bond Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Funds' Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by a Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

     With respect to the variable and floating rate instruments that may be acquired by the Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable U.S. government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

Other Investment Considerations--Ohio Tax-Exempt Money Market Fund and Missouri
-------------------------------------------------------------------------------
Tax-Exempt Bond Fund
---------------------

     The Funds' cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. The value of the Funds' portfolio can be expected to vary inversely to changes in prevailing interest rates.

     From time to time, on a temporary defensive basis due to market conditions, each Fund may hold without any limitation uninvested cash reserves and invest without any limitations in high quality short-term taxable money market obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Strategies & Risks - Money Market Instruments" above. Taxable obligations acquired by each Fund will not exceed under normal conditions 20% of the Fund's net assets at the time of purchase.

Other Investment Considerations - Global Equity Fund
----------------------------------------------------

     Investing in mutual funds involves risk. This risk may be increased when investing in the Global Equity Fund because the Fund invests in a number of underlying mutual funds. Moreover, investing through the Fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results that would not be present in a direct investment in the underlying funds.

     The Fund's investment strategy of investing in the shares of other international equity funds is designed (but not guaranteed) to reduce the risk associated with investing in a single underlying fund with a single manager. Holding a diversified portfolio of international equity funds also may provide access to a wider range of management talent, companies, industries, countries and markets than would be available through any one underlying fund. International securities and markets are subject to currency rate fluctuations and potentially greater price volatility and liquidity considerations than U.S. securities. Investors have historically sought to reduce these risks through multi-country diversification. The Fund is designed to give shareholders a single investment that offers broad international diversification.

     The 1940 Act provides that the Fund may not purchase the securities of an underlying fund, if, as a result, the Fund, together with any of its affiliates, would own more than 3% of the total outstanding securities of that underlying fund. For this purpose, shares of underlying funds held by private discretionary investment advisory accounts managed by the adviser will be aggregated with those held by the Fund. Thus, the Fund's ability to invest in shares of certain underlying funds could be restricted and the adviser may have to select alternative investments. Accordingly, when affiliated persons and other accounts managed by the adviser hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of those Funds is restricted. The Adviser must then, in some instances, select alternative investments that would not have been its first preference. By investing in the Fund, shareholders would bear not only the Fund's total operating expenses, but the operating expenses of the underlying funds as well.

     The 1940 Act also provides that, when the Fund invests in shares of an underlying fund, the underlying fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Therefore, if the Fund owns more than 1% of an underlying fund's outstanding securities, the portion of the investment exceeding 1% may be considered illiquid and, when added together with other such illiquid securities, cannot exceed 15% of the Fund's net assets. These limitations are not fundamental investment policies and may be changed by the Board of Directors without shareholder approval.

     Under certain circumstances, an underlying fund may decide to make a redemption payment by the Fund wholly or partly by an in-kind distribution of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold portfolio securities distributed by an underlying fund until the adviser determines that it is appropriate to dispose of such securities.

     Investment decisions by the investment advisers of the underlying funds are made independently of each other and of the Fund and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

     The Fund may purchase shares of both load and no-load underlying funds (including those with a contingent deferred sales charge). However, in most cases, the Fund anticipates purchasing fund shares without a sales load or qualifying for a reduction or waiver of any sales load because of the amount it intends to invest in the underlying fund.

     Although the Fund will normally invest in open-end management investment companies, it also may invest in closed-end management investment companies and/or unit investment trusts. Unlike open-end funds that offer and sell their shares at net asset value plus any applicable sales charge, the shares of closed-end funds and unit investment trusts may trade at a market value that represents a premium, discount or spread to net asset value.

     Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiation of sales charges. Therefore, the Fund currently is not able to negotiate the level of the sales charges at which it will purchase shares of load funds. In some cases, the sales load may be as great as 8.5% of the public offering price (or 9.29% of the net amount invested). Nevertheless, when appropriate, the Fund will purchase such shares pursuant to

     a) letters of intent, permitting it to obtain reduced or no sales charges by aggregating its intended purchases over time (generally 13 months from the initial purchase under the letter);

     b) rights of accumulation, permitting it to obtain reduced or no sales charges as it purchases additional shares of an underlying fund; and

     c) the right to obtain reduced or no sales charges by aggregating its purchases of several funds within a family of mutual funds.

     As an operational policy, the Fund invests substantially all of its assets in international funds. To the extent that the Fund's assets are invested in underlying funds, its investment experience will correspond directly with that of its proportionate investment in those funds. This strategy also involves certain additional expenses and certain tax results that would not be present in a direct investment in mutual funds. Federal law imposes certain limits on the purchases of mutual fund shares by the Fund. The Fund may purchase shares of no-load funds available without a transaction fee and shares of mutual funds that charge sales loads and/or pay their own distribution expenses. Each underlying fund provides a prospectus and other disclosure documents to the Fund. These documents are also available to Fund shareholders directly from the underlying fund.

     The Adviser will attempt to identify and select a varied portfolio of international equity funds which represents the greatest long-term capital growth potential based on the Adviser's analysis of many factors. The selection of international equity funds may include international equity funds that invest primarily in emerging markets or focus their investments on geographic regions (provided they invest in at least three countries other than the United States). Underlying funds may also concentrate their investments in a single industry.

If an underlying fund maintains its assets abroad, its board of directors must consider at least annually whether maintaining the underlying fund's assets with custodians in foreign countries is consistent with the best interests of the underlying fund and its shareholders. The underlying fund's board of directors also must consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence, any losses resulting from the holding of an underlying fund's portfolio securities in foreign countries and/or with foreign custodians or securities depositories will be at the risk of shareholders, unless the losses are insured. No assurance can be given that the underlying fund's board of directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

     Securities that are acquired by an underlying fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market are not considered by the underlying fund to be illiquid assets provided that:

     (i) the underlying fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market,

     (ii) the underlying fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or

     (iii)  foreign market and current market quotations are readily available.

     Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the underlying fund.

   The following is a description of the securities in which the underlying funds may invest. Although many of the underlying funds may have the same or similar investment policies as the Fund, they are not required to do so.

  Securities of Foreign Issuers
  -----------------------------
     An underlying fund may invest up to 100% of its total assets in the equity securities of foreign issuers, including international stocks. Foreign companies around the world (excluding the United States) issue international stocks. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments.

     An underlying fund may also invest in equity or debt securities of foreign issuers traded on the New York or American Stock Exchanges or in the over-the-counter market in the form of sponsored or unsponsored American Depositary Receipts (' 'ADRs''), Global Depositary Receipts (' 'GDRs''), and European Depositary Receipts (' 'EDRs'') (collectively, ''Depositary Receipts'').

     The Fund's investment approach of investing, through underlying funds, in foreign securities is based on the premise that investing in non-U.S. securities provides three potential benefits over investing solely in U.S. securities:

     1. the opportunity to invest in foreign issuers believed to have superior growth potential;

     2. the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S.; and

     3. the opportunity to reduce portfolio volatility to the extent that securities markets inside and outside the U.S. do not move in harmony.

     The underlying funds in which the Fund invests may also take advantage of the unusual opportunities for higher returns available from investing in developing or emerging market countries. Underlying funds may invest without limit in emerging market countries. A developing or emerging market country generally is considered to be in the initial stages of industrialization. Furthermore, the Adviser considers emerging market countries to be all countries considered by the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities, as developing. Investments in developing countries are more volatile and risky than investments in developed countries.

     To the extent that the Fund invests in underlying funds that invest primarily in the securities of a single country, any political, economic or regulatory developments affecting the value of the securities in the underlying fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among the securities of more countries.

     The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some countries, or in issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation. The charters of individual companies may also impose foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. Delays in, or a refusal to grant, any required governmental registration or approval for such repatriation could adversely affect an underlying fund. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the investments in those countries.

     Brokerage commissions, custodial services and other costs relating to foreign investment may be more expensive than in the United States.
     Foreign markets may have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of an underlying fund to make intended security purchases due to settlement problems could cause an underlying fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses due to subsequent declines in value of the portfolio security or, if an underlying fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Other differences between foreign and U.S. companies include:

     - less publicly available information about foreign companies;

     - the lack of uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to U.S. companies;

     - less readily available market quotations on foreign companies;

     - differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;

     - differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;

     - the limited size of many foreign securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities, which could cause prices to be erratic for reasons apart from factors that affect the quality of securities;

     - the likelihood that foreign securities may be less liquid or more volatile;

     - unreliable mail service between countries;

     - political or financial changes which adversely affect investments in some countries;

     - the possibility that certain markets may require payment for securities before delivery; and

     - religious and ethnic instability.

     In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors. Investors are advised that when such policies are instituted, the Fund will abide by them, and the Fund anticipates compliance by the underlying funds.

   Depositary Receipts
   -------------------
     ADRs are receipts typically issued by an American bank or trust company that evidences ownership of underlying securities issued by a foreign issuer. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. Foreign banks or trust companies typically issue EDRs and GDRs, although U.S. banks or trust companies also may issue them, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

     Depositary Receipts may be available for investment through ''sponsored'' or ''unsponsored'' facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored Depositary Receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Ownership of unsponsored Depositary Receipts may not entitle the underlying funds to financial or other reports from the issuer of the underlying security, to which they would be entitled as the owner of sponsored Depositary Receipts.

   Emerging Markets
   ----------------
     Generally included in emerging markets are all countries in the world except Australia, Canada, Japan, New Zealand, the United States and most western European countries. The risks of investing in developing or emerging markets are similar to, but greater than, the risks of investing in the securities of developed international markets since emerging or developing markets tend to have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries.

     In certain emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The economies of emerging market countries may be predominantly based on a few industries and may be highly vulnerable to change in local or global trade conditions. The securities markets of many of these countries also may be smaller, less liquid and subject to greater price volatility than those in the United States. Some emerging market countries also may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market country currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which portfolio securities are denominated may have an adverse impact on the underlying funds. Finally, many emerging market countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies for individual emerging market countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of domestic product, inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

   Foreign Currency Transactions
   -----------------------------
     Foreign currency transactions may be used by underlying funds to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

     Foreign currency transactions also may be used to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of assets that are denominated in foreign currencies, such as foreign securities or Funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses. Further, an underlying fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. Cross-hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability that is the subject of the hedge.

     In order to hedge against foreign currency exchange rate risks, an underlying fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The underlying fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     An underlying fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the underlying fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. An underlying fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when the underlying fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the underlying fund's portfolio securities denominated in such foreign currency, or when the underlying fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     This second investment practice is generally referred to as "cross-hedging." Because in connection with the underlying fund's forward foreign currency transactions an amount of the underlying fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the underlying fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis.

     An underlying fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the underlying fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.
     The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the underlying fund's position, the underlying fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the underlying fund will be traded on U.S. and foreign exchanges or over-the-counter.

     An underlying fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the underlying fund's portfolio securities or adversely affect the prices of securities that the underlying fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the underlying fund's investment adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the underlying fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

   Forward Commitments
   -------------------
     Forward commitments are contracts to purchase securities for a fixed price at a date beyond customary settlement time. An underlying fund may enter into these contracts if liquid securities in amounts sufficient to meet the purchase price are segregated on the underlying fund's records at the trade date and maintained until the transaction has been settled. Risk is involved if the value of the security declines before settlement. Although an underlying fund may enter into forward commitments with the intention of acquiring the security, it may dispose of the commitment prior to settlement and realize a short-term profit or loss.

   Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies
   -----------------------------------------------------------------------------
     A forward foreign currency exchange contract (' 'forward contract'') is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

     Generally, no commission charges or deposits are involved. At the time an underlying fund enters into a forward contract, the underlying fund assets with a value equal to the underlying fund's obligation under the forward contract are segregated on the underlying fund's records and are maintained until the contract has been settled. An underlying fund will not enter into a forward contract with a term of more than one year. An underlying fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs (' 'trade date''). The period between the trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

     An underlying fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the assets denominated in that currency (' 'hedging''). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. The adviser believes, however, that it is important that an underlying fund be able to enter into forward contracts when the best interests of the underlying fund will be served.

   Currency Risks
   --------------
     Because an underlying fund may purchase securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates could affect such underlying fund's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gain, if any, to be distributed to shareholders by such underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of an underlying fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of underlying fund assets denominated in that currency will decrease.

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental interpretation, speculation and other economic and political conditions. Although the underlying funds value their assets daily in U.S. dollars, the underlying funds will not convert their holdings of foreign currencies to U.S. dollars daily. When an underlying fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.

   Swap Agreements
   ---------------
     As one way of managing its exposure to different types of investments, the underlying funds may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars and floors. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an underlying fund's investments, its share price and yield.

     Swap agreements are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on an underlying fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. An underlying fund may also suffer losses if it is unable to terminate outstanding swap agreements to reduce its exposure through offsetting transactions. When an underlying fund enters into a swap agreement, assets of the underlying fund equal to the value of the swap agreement will be segregated by the underlying fund.

     Among the hedging strategies into which an underlying fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The underlying fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the underlying fund anticipates purchasing at a later date. The underlying fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the underlying fund may be obligated to pay. Interest rate swaps involve the exchange by the underlying fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     An underlying fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the underlying fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the underlying fund's investment adviser and the underlying fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. There is no minimal acceptable rating for a swap, cap, floor or collar to be purchased or held in an underlying fund's portfolio. If there is a default by the counterparty, the underlying fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

   High Yield Securities
   ---------------------
     The underlying funds may invest 35% or more of their respective assets in debt securities which are not considered investment grade bonds (commonly referred to as ''junk bonds'') by an NRSRO, such as Moody's Investor's Service, Inc. or Standard & Poor's. There is no minimal acceptable rating for a security to be purchased or held in the underlying funds, and the underlying funds may, from time to time, purchase or hold securities in the lowest rating category. Debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. (Underlying funds that invest 35% or more of their respective assets in junk bonds are not considered international equity funds).

   Variable Rate Demand Notes
   --------------------------
     The underlying funds may purchase variable rate demand notes. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide an underlying fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Many variable rate demand notes allow an underlying fund to demand the repurchase of the security on not more than seven days' prior notice.
     Other notes only permit an underlying fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The underlying funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the underlying fund may next tender the security for repurchase.

   Credit Facilities
   -----------------
     An underlying fund may purchase demand notes, which are borrowing arrangements between a corporation and an institutional lender (such as an underlying fund) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.

     Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. An underlying fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the underlying fund to make a pro rata share of all loans extended to the borrower and entitles the underlying fund to a pro rata share of all payments made by the borrower. Demand notes and revolving credit facilities usually provide for floating or variable rates of interest.

   Diversification
   ---------------
     With respect to 75% of the value of total assets, the Fund will not invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. government securities and securities of other investment companies, or acquire more than 10% of the outstanding voting securities of any one issuer (for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts and securities of mutual funds shall not be subject to this restriction).

   Non-Diversification
   -------------------
     Some of the underlying funds in which the Fund invests may be non-diversified investment companies. As such, there is no 1940 Act limit on the percentage of assets that can be invested in any single issuer. An investment in such underlying funds, therefore, will entail greater risks than would exist in diversified investment companies because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the underlying fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities of such issuer held by the underlying fund will have a greater impact on the total value of the underlying fund's portfolio than would be the case if the Fund were diversified among more issuers.

     However, it is anticipated that the underlying funds will comply with Subchapter M of the Internal Revenue Code. This requires that at the end of each quarter of the taxable year, the aggregate value of all investments in any one issuer (except U.S. government obligations, cash, cash items and other investment companies) which exceed 5% of an underlying fund's total assets shall not exceed 50% of the value of its total assets, and, with respect to the remaining assets, no more than 25% of an underlying fund's assets shall be invested in a single issuer.

   Industry Concentration
   ----------------------
     Underlying funds may concentrate their investments in one industry.
     Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a Fund that invests in a broader range of securities.

   Derivative Contracts and Securities
   -----------------------------------
     The term ''derivative'' has traditionally been applied to certain contracts (including futures, forward, option and swap contracts) that ''derive'' their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as ''derivatives.'' The term has also been applied to securities ''derived'' from the cash flows from underlying securities, mortgages or other obligations.

     Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments.

Other Investment Considerations - Small Cap Index Fund
-------------------------------------------------------

     Small Cap Index Fund Management Techniques.  The Small Cap Index Fund will
     ------------------------------------------
invest substantially all but no less than 80% of its total assets in securities listed in the S&P SmallCap 600 Index (the "S&P SmallCap 600"). The Adviser generally selects securities for the Fund on the basis of their weightings in the S&P SmallCap 600. The Fund will only purchase a common stock that is included in the S&P SmallCap 600 at the time of such purchase. The Fund should exhibit price volatility similar to that of the S&P SmallCap 600. For further information, see "The Indexing Approach" below.

      With respect to the remaining portion of its total assets, the Fund has the ability to hold temporary cash balances which may be invested in U.S. Government obligations and money market instruments, including variable and floating rate obligations such as variable rate master demand notes. If appropriate, the Fund may use options, futures contracts and depository receipts to hedge its positions or for other permissible purposes. The Fund also may enter into repurchase and reverse repurchase agreements and lend its portfolio securities.

      The S&P SmallCap 600.  The S&P SmallCap 600 is composed of approximately
      --------------------
600 common stocks. These companies are chosen to be part of the S&P SmallCap 600 based upon their market size, liquidity and industry group representation. As of _______, 2000, stocks in the S&P SmallCap 600 had a market capitalization of $___ million. To be included in the S&P SmallCap 600, stock selections are also screened by S&P for trading volume, ownership concentration, share price and bid/ask spreads. Normally, the Fund will hold all 600 stocks in the S&P SmallCap 600 and will hold each stock in approximately the same percentage as that stock represents in the S&P SmallCap 600. Under certain circumstances, the Fund may not hold all 600 stocks in the S&P SmallCap 600, for example because of changes in the S&P SmallCap 600, or as a result of shareholder activity in the Fund. The Fund will rebalance its holdings periodically as dictated by changes in shareholder purchase and redemption activity and the composition of the S&P SmallCap 600. The Adviser believes that the S&P SmallCap 600 is an appropriate benchmark for the Fund because it represents a diversified array of small capitalization companies, it is familiar to many investors and it is widely accepted as a reference for small capitalization common stock investments.

      The S&P SmallCap 600 has above-average risk and may fluctuate more than the S&P 500 Index, which lists stocks of larger, more established companies. Small capitalization companies may be subject to more abrupt or erratic price movements than the stocks of larger, established companies or the stock market as a whole. Among the reasons for this greater price volatility are the less than certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such stocks and the greater exposure of small capitalization companies to changing economic conditions. In addition, such companies often have limited product lines, smaller markets or fewer financial resources. Because of the risks associated with investing in the small companies that comprise the S&P SmallCap 600, shareholders should consider an investment in the Small Cap Equity Index Portfolio to be long-term. The Fund is not designed to provide investors with a means to speculate on short-term movements in the stock market.

     If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolios. This could have an adverse effect on the accuracy with which the Small Cap Index Fund matches the performance of the S&P SmallCap 600.

     The Indexing Approach.  The Small Cap Index Fund seeks to approximate the
     ---------------------
investment performance of its market segments, as represented by the S&P SmallCap 600. While there can be no guarantee that the Fund's investment results will precisely match the results of its corresponding index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and its index. The Fund will attempt to achieve a correlation between its performance and its index of at least 0.95 before deduction of operating expenses. A correlation of 1.00 would indicate a perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. The Fund's ability to correlate its performance with its index, however, may be affected by, among other things, transaction costs, changes in securities markets, the manner in which S&P calculates its index, and the timing of purchases and redemptions. The Adviser monitors the correlation of the performance of the Small Cap Index Fund in relation to its index under the supervision of the Board of Directors. In the unlikely event that a high correlation is not achieved, the Board of Directors will take appropriate steps to correct the reason for the lower correlation.

     THE INCLUSION OF A SECURITY IN THE FUND'S INDEX IN NO WAY IMPLIES AN OPINION BY S&P AS TO ITS ATTRACTIVENESS AS AN INVESTMENT. S&P IS NOT A SPONSOR OF, OR IN ANY WAY AFFILIATED WITH, THE FUND.

     The Adviser believes that the indexing approach should involve less portfolio turnover, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. Ordinarily, the Fund will buy or sell securities only to reflect changes in an index (including mergers or changes in the composition of an index) or to accommodate cash flows into and out of the Fund. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of the Fund and that of its index, may cause the return of the Fund to be lower than the return of its index. The Fund may invest in less than all of the securities included in its index, which may result in a return that does not correspond with that of the index, after taking expenses into account.

     Standard and Poor's Depository Receipts, Standard & Poor's MidCap 400
     ----------------------------------------------------------------------
Depository Receipts and The Dow Industrials DIAMONDS.  The Equity Income and
-----------------------------------------------------
Small Cap Index Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"), Standard & Poor's MidCap 400 Depository Receipts ("MidCap SPDRs") and The Dow Industrials DIAMONDS ("DIAMONDS"). SPDRs represent ownership in the SPDR Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and dividend yield of the S&P
500. MidCap SPDRs represent ownership in the MidCap SPDR Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to tract the performance and dividend yield of the Standard & Poor's MidCap 400 Index. DIAMONDS represent ownership in the DIAMONDS Trust, a long-term unit investment trust which holds a portfolio of common stocks that is intended to track the performance and yield of the Dow Jones Industrial Average. Because investments in SPDRs, MidCap SPDRs and DIAMONDS represent investments in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

     The Small Cap Equity Index Fund may invest in any index-based depository receipts in lieu of investment in the actual securities that are listed in its index.

Other Investment Considerations - REIT Fund
--------------------------------------------

Equity Securities.  The REIT Fund may invest in common stock, preferred stock
-----------------
and common stock equivalents (such as convertible preferred stock and convertible debentures) of real estate related companies (including REITs) and other companies. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by S&P or by Moody's or, if unrated, are deemed to be of comparable quality by the Adviser. The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Foreign Securities.  The REIT Fund may invest up to 10% of its net assets at the
------------------
time of purchase in foreign equity securities including REITs. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Option Transactions.  The REIT Fund may engage in option transactions involving
-------------------
individual securities and stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index, or (b) the Fund will segregate with the Custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option, or, in the case of over-the-counter options, the writer does not perform its obligations.

Loans of Portfolio Securities.  The REIT Fund may make long- and short-term
-----------------------------
loans of its portfolio securities. Under the lending policy authorized by the Board of Directors and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or require such securities in time to vote on any matter which the Adviser determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

Corporate Debt Securities.  Corporate debt securities are bonds or notes issued
-------------------------
by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Corporate debt securities are subject to the risk that the company may not be able to make interest and principal payments when due. In addition, these debt securities may decrease in value when interest rates rise. This interest rate risk increases with debt securities of longer maturities. Under normal circumstances, the Fund may invest up to 5% of its net assets in corporate bonds and notes. The Fund intends to invest only in fixed income securities rated A or higher by Moody's or by S&P or, if unrated, are deemed to be of comparable quality by the Adviser.

U.S. Government Obligations.  U.S. government obligations may be backed by the
---------------------------
credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the GNMA, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the FHLMC, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency or instrumentality in which the Fund invests, defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall. Under normal circumstances, the Fund may invest up to 5% of its net assets in U.S. government obligations.

Repurchase Agreements.  The REIT Fund may invest in repurchase agreements fully
---------------------
collateralized by U.S. government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Directors) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Other Portfolio Information
----------------------------

     Options Trading.  The Strategic Income Fund, Science & Technology Fund,
     ---------------
Large Cap Growth Fund, REIT Fund, Equity Income Fund, Small Cap Index Fund and the underlying funds of the Global Equity Fund may engage in options transactions. These Funds (or the underlying funds, as the case may be) may purchase put options, purchase call options and write covered call options. The underlying funds may also write covered put options. The options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. This is a highly specialized activity which entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     The Strategic Income Fund, Large Cap Growth Fund, Science & Technology Fund and Global Equity Fund (via underlying securities) will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options. The Equity Income Fund and Small Cap Index Fund will invest only in options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 10% of each Fund's net assets.

     A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. In addition, each Fund may sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. All options written by the Strategic Income Fund, Science & Technology Fund and Large Cap Growth Fund must be covered options. (In the case of the Small Cap Index Fund, such options will relate only to stock indices.) A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. The Strategic Income Fund may only write covered call and put options to the extent of 20% of the value of its net assets at the time such option contracts are written. The aggregate value of the securities subject to covered call options written by the Equity Income and Small Cap Index Funds will not exceed 25% of the value of each Fund's net assets.

     Investments in put and call options may not exceed 5% of assets of each of the Strategic Income Fund, Science & Technology Fund, Large Cap Growth Fund and Global Equity Fund, represented by the premium paid, and will only relate to specific securities (or groups of specific securities) in which the respective Fund may invest.

     A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures Contracts and Related Options.  The Adviser may determine that it
     -------------------------------------
would be in the best interest of the Strategic Income, Large Cap Growth, Science & Technology, Equity Income, Small Cap Index and Global Equity (via underlying funds) to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective stock or bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. In addition, the Small Cap Index Fund may purchase and sell futures and related options (based only on the S&P SmallCap 600 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P SmallCap 600 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P SmallCap 600 Index), and to reduce transaction costs.

     Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

     Successful use of futures by the Funds is also subject to the Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the
transaction costs, if the contract were closed out.   Thus, a purchase or sale
of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments. Neither the Equity Income nor the Small Cap Index Funds will purchase or sell futures contracts (or related options thereon) for hedging purposes if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Fund on its open futures and options positions exceeds 5% of the liquidation value of the Fund, after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered.

     To minimize risks, the Strategic Income Fund, Science & Technology Fund, Large Cap Growth Fund and Global Equity Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures position and premiums paid for related options would exceed 5% of the market value of the Fund's total assets after taking into account the unrealized profits and losses on those contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%.

     Zero Coupon Bonds.  The Large Cap Growth and Science & Technology Funds may
     ------------------
invest in zero-coupon bonds. Zero coupon bonds have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon bonds only if the likely relative greater price volatility of such zero coupon bonds is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareholders. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Convertible Securities.  The Strategic Income, Large Cap Growth, Science &
     ----------------------
Technology, Small Cap Index, Relative Value and Equity Income Funds may hold convertible securities, subject to their respective investment limitations. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the security.

     As described in the Prospectus, the Funds may invest a portion of their assets in convertible securities that are rated below investment grade.

     Rights and Warrants. The Strategic Income, Large Cap Growth, Science &
     --------------------
Technology, Global Equity (via underlying funds), Small Cap Index and Equity Income Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

     The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Equity Income and Small Cap Index Funds will not invest more than 5% of their respective net assets, taken at market value, in warrants, or more than 2% of their respective net assets, taken at market value, in warrants not listed on the New York, American or Canadian Stock Exchanges. Warrants acquired by the Portfolios in units or attached to other securities are not subject to this restriction.

     Real Estate Investment Trusts.  The Strategic Income Fund, Large Cap Growth
     ------------------------------
Fund and Science & Technology Fund may invest in equity or mortgage real estate investment trusts (REITs) that together produce income. A real estate investment trust is a managed portfolio of real estate investments. Regarding the Funds' asset allocation policy, real estate of domestic issuers will not be considered domestic equity securities. REITs will be diversified by geographic location and by sector (such as shopping malls, apartment building complexes and health care facilities). An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sales of properties. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders.

     Risks associated with real estate investments include the fact that equity and mortgage real estate investment trusts are dependent upon management skill and are not diversified, and are, therefore, subject to the risk of financing single projects or unlimited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.
Additionally, equity real estate investment trusts may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage real estate investment trusts may be affected by the quality of any credit extended. The investment adviser seeks to mitigate these risks by selecting real estate investment trusts diversified by sector (shopping malls, apartment building complexes and health care facilities) and geographic location.

Investment Limitations.
-----------------------

      The OHIO TAX-EXEMPT MONEY MARKET FUND, STRATEGIC INCOME FUND, SCIENCE & TECHNOLOGY FUND, LARGE CAP GROWTH FUND, RELATIVE VALUE FUND and GLOBAL EQUITY FUND are each subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

1.   Selling Short
-------------------
     None of the Funds, except the STRATEGIC INCOME FUND will sell any securities short. The STRATEGIC INCOME FUND will not sell securities short unless: (1) it owns, or has a right to acquire, an equal amount of such securities or (2) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire such securities. While in a short position, the STRATEGIC INCOME FUND will retain the securities, rights, or segregated assets.

     The underlying funds of the GLOBAL EQUITY FUND may engage in short selling transactions.

2.   Buying On Margin
---------------------
     None of the Funds will purchase any securities on margin, but they may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. Regarding the STRATEGIC INCOME FUND, LARGE CAP GROWTH FUND and SCIENCE & TECHNOLOGY FUND, the deposit or payment by the Funds of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

3.   Issuing Senior Securities
------------------------------
     None of the Funds will issue senior securities, except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The SCIENCE & TECHNOLOGY FUND and LARGE CAP GROWTH FUND will issue senior securities to the extent that the Funds may enter into futures contracts.

4.   Borrowing Money
---------------------
     Except as described in the Prospectus, none of the Funds, except the STRATEGIC INCOME FUND, will borrow money or engage in reverse repurchase agreements for investment leverage. However, each Fund may borrow money up to one-third of the value of its total assets as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. A Fund will not purchase any securities while borrowings and reverse repurchase agreements in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Funds will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. The underlying funds of the GLOBAL EQUITY FUND may borrow money.

     The STRATEGIC INCOME FUND may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, either

          (a) as a temporary, extraordinary, or emergency measure or to facilitate management of the STRATEGIC INCOME FUND by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, or

          (b)  for investment purposes.

     The STRATEGIC INCOME FUND will not purchase any securities for the purpose stated under clause (i) above while any borrowings in excess of 5% of its total assets are outstanding.

5.   Pledging Assets
--------------------
     The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, they may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% (15% for the OHIO TAX-EXEMPT MONEY MARKET FUND) of the value of total assets at the time of the pledge.

     Regarding the STRATEGIC INCOME FUND and LARGE CAP GROWTH FUND, the following will not be deemed to be pledges of the Funds' assets:

          (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and

          (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts.

     Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge.

6.   Diversification of Investments
------------------------------------
     With respect to securities comprising 75% of the value of their respective total assets, the STRATEGIC INCOME FUND, LARGE CAP GROWTH FUND and GLOBAL EQUITY FUND will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities and securities of other investment companies) if, as a result, more than 5% of the value of their respective total assets would be invested in the securities of that issuer. The Funds will not acquire more than 10% of the outstanding voting securities of any one issuer.

     The RELATIVE VALUE FUND will not invest more than 5% of its total assets in the securities of any one issuer, except in cash or cash investments, securities guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such securities.

7.   Concentration of Investments
----------------------------------
     The STRATEGIC INCOME FUND, LARGE CAP GROWTH FUND, RELATIVE VALUE FUND and GLOBAL EQUITY FUND will not invest 25% or more of the value of their respective total assets in any one industry (other than investment companies and securities issued by the U.S. government, its agencies or instrumentalities).

     The SCIENCE & TECHNOLOGY FUND will not invest 25% or more of the value of its respective total assets in any one industry, except in the science and technology areas as set forth under the "Objective" and "Principal Investment Strategies" sections in the Prospectus, provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

8.   Underwriting
------------------
     The Funds will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

9.   Investing in Real Estate
------------------------------
     The Funds will not purchase or sell real estate, including limited partnership interests. However, they may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities that are secured by real estate or interests in real estate.

10.  Investing in Commodities
------------------------------
     The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However the STRATEGIC INCOME FUND, LARGE CAP GROWTH FUND, SCIENCE & TECHNOLOGY FUND, and GLOBAL EQUITY FUND may engage in transactions involving futures contracts or options on futures contracts.

11.  Investing in Minerals
---------------------------
     The RELATIVE VALUE FUND will not purchase or sell oil, gas, or other mineral exploration or development programs or leases.

12.  Lending Cash or Securities
--------------------------------
     The OHIO TAX-EXEMPT MONEY MARKET FUND will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding bonds, debentures, notes, certificates of indebtedness or other debt securities, entering into repurchase agreements or engaging in other transactions where permitted by its investment objectives, policies, and limitations or the By-Laws.

     The STRATEGIC INCOME FUND, LARGE CAP GROWTH FUND and GLOBAL EQUITY FUND will not lend any of their respective assets, except portfolio securities up to one-third of the value of their respective total assets. This shall not prevent the Funds from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objectives, policies, and limitations.

     The RELATIVE VALUE FUND will not lend any of its assets, except that it may purchase or hold corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities permitted by its investment objective and policies.

13.  Investing in Restricted Securities
----------------------------------------
     The OHIO TAX-EXEMPT MONEY MARKET FUND and RELATIVE VALUE FUND will not invest more than 10% of the value of their net assets in securities subject to restrictions on resale under the Securities Act of 1933 except for certain other restricted securities which meet the criteria for liquidity as established by the Company's Board of Directors. The RELATIVE VALUE FUND may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933.

14.  Dealing in Puts and Calls
-------------------------------
     The RELATIVE VALUE FUND will not purchase or sell puts, calls, spreads or any combination of them except as permitted by its investment policies.

15.  Purchasing Securities to Exercise Control
-----------------------------------------------
     The RELATIVE VALUE FUND will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may acquire up to 10% of the voting securities of an issuer and may exercise its voting power in the Fund's best interest. From time to time, the Fund, together with other investment companies advised by affiliates or subsidiaries of Firstar Bank, N.A., may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the Funds and the other investment companies may collectively be considered to be in control of the company in which they have invested. Officers or affiliates of the Fund may possibly become directors of companies in which the Fund holds stock.

16.  Investing in New Issuers
------------------------------
     The RELATIVE VALUE FUND will not invest more than 5% of the value of its total assets in securities of issuers with records of less than three years of continuous operations, including the operation of any predecessor.

17.  Investing in Issuers Whose Securities are Owned by Officers and Directors
     -------------------------------------------------------------------------
     of the Company
     ---------------
     The RELATIVE VALUE FUND will not purchase or retain the securities of any issuer if the officers and Directors of the Company or the Adviser together own more than 5% of the issuer's securities.

18.  Investing in Securities of Other Investment Companies
-----------------------------------------------------------
     The RELATIVE VALUE FUND will not purchase securities of other investment companies, except:

     - by purchase in the open market involving only customary brokerage commissions; or

     - as part of a merger, consolidation, reorganization, or other acquisition.

The Directors may change the following investment limitations without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

1.   Investing in Illiquid and Restricted Securities
-----------------------------------------------------
     The STRATEGIC INCOME FUND, LARGE CAP GROWTH FUND, SCIENCE & TECHNOLOGY FUND, RELATIVE VALUE FUND and GLOBAL EQUITY FUND will not invest more than 15% of the value of their respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Directors to be liquid.

     The OHIO TAX-EXEMPT MONEY MARKET FUND will not invest more than 10% of the value of its net assets in illiquid securities, including certain restricted securities not determined to be liquid under criteria established by the Directors and repurchase agreements providing for settlement in more than seven days after notice.

     Under criteria established by the Board of Directors, certain restricted securities are considered to be liquid. The Funds will limit their purchases of illiquid securities to 15% of their respective net assets which include restricted securities not determined by the Directors to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than 7 days after notice.

2.   Investing in Securities of Other Investment Companies
-----------------------------------------------------------
     The OHIO TAX-EXEMPT MONEY MARKET FUND, STRATEGIC INCOME FUND, LARGE CAP GROWTH FUND and SCIENCE & TECHNOLOGY FUND will limit their investment in other investment companies to:

     - no more than 3% of the total outstanding voting stock of any investment company,
     - no more than 5% of their respective total assets in any one investment company,
     - no more than 10% of their respective total assets in investment companies in general.

     The OHIO TAX-EXEMPT MONEY MARKET FUND will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own.

     The STRATEGIC INCOME FUND and LARGE CAP GROWTH FUND will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. The Adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

     The OHIO TAX-EXEMPT MONEY MARKET FUND will not purchase or acquire any security issued by a registered closed-end investment company if, immediately after the purchase or acquisition, 10% or more of the voting securities of the closed-end investment company would be owned by the Fund and other investment companies having the same adviser and companies controlled by these investment companies. The Fund will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. The Adviser will waive its investment advisory fee on assets of the Fund invested in securities of open-end investment companies.

     These limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. It should be noted that investment companies may incur certain expenses that may be duplicative of certain fees incurred by the Fund.

3.   Purchasing Securities to Exercise Control
-----------------------------------------------
     The STRATEGIC INCOME FUND, LARGE CAP GROWTH FUND and SCIENCE & TECHNOLOGY FUND will not purchase securities of a company for the purpose of exercising control or management.

4.   Writing Covered Call Options
----------------------------------
     The STRATEGIC INCOME FUND, LARGE CAP GROWTH FUND and SCIENCE & TECHNOLOGY will not write call options on securities unless the securities are held in the specific Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

5.   Foreign Securities
------------------------
     The RELATIVE VALUE FUND will not invest more than 10% of its total assets in securities of foreign issuers.

6.   Concentration of Investments
----------------------------------
     The OHIO TAX-EXEMPT MONEY MARKET FUND will not purchase securities if, as a result of such purchase, more than 25% of the value of the Fund's assets would be invested in any one industry, industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest more than 25% of the value of its assets in debt obligations issued by or on behalf of Ohio and its political subdivisions and financing authorities, cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

     The OHIO TAX-EXEMPT MONEY MARKET FUND may invest more than 25% of the value of its assets in tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. If the value of Fund assets invested in the securities of a governmental subdivision changes because of changing values, the Fund will not be required to make any reduction in its holdings.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Funds do not expect to borrow money or pledge securities in excess of 5% of the value of their respective total assets in the coming fiscal year.

For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

As a matter of operating policy, which may be changed without shareholder approval, the LARGE CAP GROWTH FUND will limit the margin deposits on futures contract and options entered into by the Fund to 5% of its net assets.

As operating policies of the STRATEGIC INCOME FUND which may be changed without shareholder approval:

          (a) no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets;

          (b) the Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets;

          (c) the Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class; and

          (d) the Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

      The EQUITY INCOME FUND and SMALL CAP INDEX FUND are each subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

      The Equity Income Fund and Small Cap Index Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase or sell real estate, provided that each Fund may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

          4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Small Cap Index Fund may, to the extent appropriate to its investment objectives, purchase publicly traded securities of companies engaging in whole or in part in such activities; and provided further, that the Equity Income and Small Cap Index Funds may invest in futures contracts and related options in accordance with their respective investment obligations and policies.

          5. Purchase securities on margin, make short sales of securities or maintain a short position, except that this investment limitation shall not apply to a Fund's transactions in options, futures contracts and related options and a Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

          6. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result of such investments, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the Fund's total assets may be invested without regard to such limitations.

          7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided however, that with respect to each Fund (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).

          8. Borrow money or issue senior securities, except that each Fund may borrow from banks and each Fund may enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Fund's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Fund's transactions in futures and related options (including the margin posted by a Fund in connection with such transactions), and securities held in escrow or separate accounts in connection with a Fund's investment practices described in the Prospectus or this Statement of Additional Information are not subject to this limitation.

          9. Make loans, except that (a) each Fund may purchase or hold debt instruments, lend portfolio securities and make other investments in accordance with its investment objective and policies, and (b) each Fund may enter into repurchase agreements.

          The MISSOURI TAX-EXEMPT BOND FUND is subject to the investment limitations enumerated in this subsection which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

          The Missouri Tax-Exempt Bond Fund may not:

          1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          2. Purchase securities of companies for the purpose of exercising control.

          3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or as otherwise permitted by the 1940 Act.

          4. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

          7. Write or sell put options, call options, straddles, spreads, or any combination thereof.

          8. Purchase any securities, except securities issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the Fund's net assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets.

          9. Make loans except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

          10. Purchase securities of any one issuer if, immediately after and as a result of such purchase, more than 5% of the Fund's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the Fund's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the Fund's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets.

          11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing (including any reverse repurchase agreements); or purchase securities while borrowings exceed 5% of the Fund's total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in the Prospectus or this Statement of Additional Information are not subject to this limitation.

          The following additional investment policy with respect to the MISSOURI TAX-EXEMPT BOND FUND is not fundamental and may be changed by the Board of Directors without shareholder approval:

          The Fund may not purchase securities which are not readily marketable, enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase other illiquid securities if, as a result of such purchase, illiquid securities would exceed 15% of the Fund's net assets.

          With respect to the investment limitations for each of the Equity Income, Missouri Tax-Exempt Bond and Small Cap Index Funds, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the Fund's securities will not constitute a violation of such limitation.

          The REIT FUND is subject to the investment limitations enumerated in this subsection which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

          1.     Borrowing Money.  The Fund will not borrow money, except (a)
                 ----------------
from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

          2.     Senior Securities.  The Fund will not issue senior securities.
                 -----------------
This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

          3.     Underwriting.  The Fund will not act as underwriter of
                 ------------
securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

          4.     Real Estate.  The Fund will not purchase or sell real estate.
                 -----------
This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

          5.     Commodities.  The Fund will not purchase or sell commodities
                 -----------
unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

          6.     Loans.  The Fund will not make loans to other persons, except
                 ------
(a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

          7.     Concentration.  The Fund will not invest 25% or more of its
                 --------------
total assets in any particular industry other than the real estate industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

          With respect to the percentages adopted by the Board of Directors as maximum limitations on the Company's investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Company, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Company shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

          The following additional investment policies with respect to the REIT FUND are not fundamental and may be changed by the Board of Directors without shareholder approval:

          1.     Pledging.  The REIT Fund will not mortgage, pledge,
                 ---------
hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

          2.     Borrowing.  The REIT Fund will not purchase any security while
                 ----------
borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not engage in borrowing or enter into reverse repurchase agreements.

          3.     Margin Purchases.  The REIT Fund will not purchase securities
                 -----------------
or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

          4.     Options.  The REIT Fund will not purchase or sell puts, calls,
                 --------
options or straddles, except as described in the Prospectus and the Statement of Additional Information.

          5.     Short Sales.  The REIT Fund will not effect short sales of
                 -----------
securities.

          6.     Illiquid Securities.  The REIT Fund will not purchase
                 --------------------
securities that are restricted as to resale or otherwise illiquid. For this purpose, illiquid securities generally include securities which cannot be disposed of within seven days in the ordinary course of business without taking a reduced price. Certain Rule 144A securities may be considered liquid; however the Fund has no present intention of investing in such securities.

          7.     Money Market Funds.  The REIT Fund will not purchase shares of
                 -------------------
any money market fund if immediately after such purchase more than 3 percent of the total outstanding shares of the money market fund would be owned by the Fund and its affiliates.


                                NET ASSET VALUE

      The net asset value per share of each Fund is calculated separately for the Retail A, Retail B, Y and Institutional Shares by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plans and Shareholder Servicing Plans applicable only to Retail A, Retail B, Institutional and Y Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

     Net asset value for purposes of pricing purchase and redemption orders for the Missouri Tax-Exempt Bond, Strategic Income, Science & Technology, Large Cap Growth, Relative Value, REIT, Equity Income, Small Cap Index and Global Equity Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central Time, on each day the Exchange is open for trading. Net asset value for the Ohio Tax-Exempt Money Market Fund is determined as of 9:00 am Central Time, on each day the Exchange is open for trading. Currently, the Exchange observes the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving and Christmas.

      Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Exchange- traded securities for which there were no transactions are valued at the current bid prices for the Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Fund, including the Global Equity Fund, is not calculated. The calculation of the net asset value of a Fund, including the Global Equity Fund, may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central time, and at other times, may not be reflected in the calculation of net asset value of a Fund.

Ohio Tax-Exempt Money Market Fund

     The Company uses the amortized cost method of valuation to value the Ohio Tax-Exempt Money Market Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The market value of portfolio securities held by the Fund can be expected to vary inversely with changes in prevailing interest rates.

     The Ohio Tax-Exempt Money Market Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, the Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Computation of Offering Price of the Missouri Tax-Exempt Bond, Strategic
     ------------------------------------------------------------------------
Income, Science & Technology, Large Cap Growth, Relative Value, REIT, Equity
----------------------------------------------------------------------------
Income, Small Cap Index and Global Equity Funds.  An illustration of the
-----------------------------------------------
computation of the initial offering price per share of the Retail A Shares based on the value of the assets of each of the Predecessor Funds of the Missouri Tax-Exempt Bond, Strategic Income, Science & Technology, Large Cap Growth, Relative Value, REIT, Equity Income, Small Cap Index and Global Equity Funds and number of outstanding securities at May 31, 2000 and March 31, 2000 for the REIT Fund, as follows:

                                    Missouri
                              Tax-Exempt Bond Fund    Strategic Income Fund
                              --------------------    ---------------------
Net Assets (000s)                             $19,487                $0
Number of Shares Outstanding (000s)            1.753                 0
Net Asset Value   Per Share                    11.12                8.32
Sales Charge, 4.00%  of offering price
  (4.16% of net asset value per share)          0.46                0.35
Public Offering Price                          11.58                8.67


                                        Large               Small
                            Science &    Cap    Relative     Cap     Equity
                           Technology  Growth     Value     Index    Income
                              Fund      Fund      Fund      Fund      Fund
                            --------  --------  --------  --------  --------
Net Assets (000s)              $533      $195   $49,126      $159      $843
Number of Shares
  Outstanding  (000s)            31         8     1,700        14       128
Net Asset Value
  Per Share                   17.35     25.69     28.90     11.00      6.59
Sales Charge, 5.50%
  of offering price
  (5.82% of net asset
  value per share)             1.01      1.50      1.68      0.64      0.38
Public Offering Price         18.36     27.19     30.58     11.64      6.97

                             Global
                             Equity
                              Fund
                            --------
Net Assets (000s)           $72,196
Number of Shares
  Outstanding  (000s)         5,436
Net Asset Value
  Per Share                   13.28
Sales Charge, 1.50%
  of offering price
  (1.53% of net asset
  value per share)             0.20
Public Offering Price         13.48

                            REIT Fund
                            --------
Net Assets (000s)               $90
Number of Shares
  Outstanding (000s)             12
Net Asset Value
   Per Share                   7.38
Sales Charge 5.00%
  of offering price
  (5.28% of net asset
  value per share)             0.39
Public Offering Price          7.77


      Shareholder organizations or Institutions may be paid by the Funds for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Shares of the Ohio Tax-Exempt Money Market Fund are sold without a sales charge imposed by the Company, although Shareholder Organizations may be paid by the Company for advertising, distribution, or shareholder services. Depending on the terms of the particular account, Shareholder Organizations may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Ohio Tax-Exempt Money Market Fund shares prior to such purchase.

      Investors redeeming Ohio Tax-Exempt Money Market Fund shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the transfer agent. Because dividends on the Ohio Tax-Exempt Money Market Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.

      Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

      The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.

      The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

      In addition to the situations described in the Funds' Prospectus under "Redemption of Shares," and in the SAI under "Net Asset Value", the Funds may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Reducing Your Sales Charge on Retail A Shares.

     A. Rights of Accumulation

     As stated in the Prospectus, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $100,000 or more. "Aggregate investment" means the total of (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Fund, with an aggregate current value of $99,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund which is an Equity Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

     B. Letter of Intent

     As discussed in the Prospectus, Retail A Shares of the Company purchased over a 13-month period through a Letter of Intent qualify for the same reduced sales charge as if all purchased at once. During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated as the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

      Exchange Privilege.  By use of the exchange privilege, shareholders
      ------------------
authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Exchange transactions described in paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

     A. Retail A Shares of any Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company.

     B. Retail A Shares of any Fund offered by the Company or money market fund shares ("MMF Shares") acquired by a previous exchange transaction involving Retail A Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares, may be exchanged without a sales charge for Retail A Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail A Shares and their account number.

     C. Retail B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Retail B Shares that have been acquired through an exchange of Retail B Shares may be exchanged for other Retail B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

     D. Retail B Shares may be exchanged for MMF Shares (but not for Institutional Money Market Fund Shares) without paying a contingent deferred sales charge. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange. If the shareholder subsequently exchanges the shares back into Retail B Shares of a Fund, the holding period accumulation on the shares will continue to accumulate. In the event that a shareholder wishes to redeem MMF Shares acquired by exchange for Retail B Shares of a Fund, the contingent deferred sales charge applicable to the accumulated Retail B Shares and money market fund shares will be charged.

     E. Retail A Shares of any Fund may be exchanged without a sales load for Retail A Shares in any other Firstar Fund that are offered without a sales load.

     F. Institutional Shares of any Fund may be exchanged for Institutional Shares of any other Firstar Fund.

     G. Y Shares of any Fund may be exchanged for Y Shares of any other Firstar Fund. Y Shares of the Fund may be exchanged for shares of the Institutional Money Market Fund or Institutional Shares of a Money Market Fund.

     Except as stated above, a sales load will be imposed when shares of any Fund that were purchased or otherwise acquired without a sales load are exchanged for Retail A Shares of another Firstar Fund which are sold with a sales load.

     Retail A Shares of any Fund will be exchanged for Institutional Shares if the shares are registered in the name of an employer-sponsored qualified retirement plan administered by Firstar and assets equal or exceed $1 million at the preceding month-end. The date of the exchange will be 15 business days following the month-end in which the plan assets equal or exceed $1 million.

      Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     Exemptions from CDSC.  Certain types of redemptions may also qualify for an
     --------------------
exemption from the contingent deferred sales charge. To receive exemptions (i),
(ii) or (iii) below, a shareholder must explain the status of his or her redemption. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your Shareholder Organization or the Distributor at the time Retail B Shares are redeemed. The following is a more detailed description of certain of the instances described in the Prospectus in which the contingent deferred sales charge with respect to the B Shares is not assessed:

(i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), due to death, disability or the attainment of a specified age;

(ii) redemptions in connection with the death or disability of a shareholder; or

(iii) redemptions resulting from certain tax-free returns from IRAs of excess contributions pursuant to section 408(d)(4) or (5) of the Code.

Retirement Plans: Retail Shares of the Funds
--------------------------------------------

     Individual Retirement Accounts.  The Company has available a plan (the
     ------------------------------
"Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

     The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

     The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employee's compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -
- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     Savings Incentive Match Plan for Employees of Small Employers.  The Company
     -------------------------------------------------------------
also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE individual retirement accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3 percent of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2 percent of each employee's compensation. As with contributions to an employee's IRA pursuant to a SEP and/or SARSEP, the Code provides tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, contributions to an employee's SIMPLE IRA are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting Investor Services at 800-677-FUND. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

      Additional Information Regarding Shareholder Services for Retail Shares
      -----------------------------------------------------------------------

      The Retail Shares of the Funds offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

      The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail A or Retail B Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail A or Retail B Shares to be purchased during periods of lower Retail A or Retail B Share prices and fewer Retail A or Retail B Shares to be purchased during periods of higher Retail A or Retail B Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail A or Retail B Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail A or Retail B Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

      The Retail Shares of the Funds permit shareholders to effect ConvertiFund" transactions, an automated method by which a Retail A or Retail B shareholder may invest proceeds from one account to another account of the Retail A or Retail B Shares of the Firstar family of funds, as the case may be. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFund" transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

      The Retail Shares of the Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments
---------------------------------------

      Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                             DESCRIPTION OF SHARES
                             ---------------------

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "class" or "fund"). Each of the Missouri Tax-Exempt Bond, Strategic Income, Science & Technology, Large Cap Growth, Relative Value, REIT, Equity Income, Small Cap Index and Global Equity Funds is divided into four series designated as Institutional Shares, Retail A Shares, Retail B Shares and Y Shares (each, a "Series") and the Ohio Tax-Exempt Money Market Fund is divided into two series, Institutional Shares and Retail A Shares. Each Series consists of the number of shares set forth next to its Fund name in the table below:



Class-Series of          Fund in which Stock             Number of Authorized
Common Stock             Represents Interest             Shares in Each Series
-------------------      -------------------             ---------------------
27-Institutional         Ohio Tax-Exempt Money Market        100 Million
27-A                                                         100 Million
28-Institutional         Missouri Tax-Exempt Bond            100 Million
28-Y                                                         100 Million
28-A                                                         100 Million
28-B                                                         100 Million
29-Institutional         Strategic Income                    100 Million
29-Y                                                         100 Million
29-A                                                         100 Million
29-B                                                         100 Million
30-Institutional         Equity Income                       100 Million
30-Y                                                         100 Million
30-A                                                         100 Million
30-B                                                         100 Million
31-Institutional         Relative Value                      100 Million
31-Y                                                         100 Million
31-A                                                         100 Million
31-B                                                         100 Million
32-Institutional         Large Cap Growth                    100 Million
32-Y                                                         100 Million
32-A                                                         100 Million
32-B                                                         100 Million
33-Institutional         Science & Technology                100 Million
33-Y                                                         100 Million
33-A                                                         100 Million
33-B                                                         100 Million
34-Institutional         REIT                                100 Million
34-Y                                                         100 Million
34-A                                                         100 Million
34-B                                                         100 Million
35-Institutional         Small Cap Index                     100 Million
35-Y                                                         100 Million
35-A                                                         100 Million
35-B                                                         100 Million
36-Institutional         Global Equity                       100 Million
36-Y                                                         100 Million
36-A                                                         100 Million
36-B                                                         100 Million

     The Board of Directors has also authorized the issuance of classes 1 through 24 common stock representing interests in twenty-four other separate investment portfolios which are described in separate statements of additional information. The remaining authorized shares are classified into six additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectus, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by -portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan applicable to Retail A or B Shares) but not the other series of the same Fund, only the affected series will be entitled to vote. Each Retail A or Retail B Share of a Fund represents an equal proportionate interest with other Retail A or Retail B Shares in that Fund, respectively. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

      When issued for payment as described in the Funds' Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

      The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

      An underlying fund of the GLOBAL EQUITY FUND may inadvertently invest in non-U.S. corporations, which are treated as passive foreign investment companies ("PFICs") or could become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the Global Equity Fund's economic return.

      Investments in the Ohio Tax-Exempt Money Market Fund and the Missouri Tax-Exempt Bond Fund (the "Tax-Exempt Funds") are not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities that are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     Capital gains experienced by the OHIO TAX-EXEMPT MONEY MARKET FUND could result in an increase in dividends. Capital losses could result in a decrease in dividends. If, for some extraordinary reason, the Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

     MISSOURI TAX CONSIDERATIONS. For each year in which a Fund qualifies as a regulated investment company for federal income tax purposes, shareholders of such Fund who are Missouri resident individuals, trusts or estates resident in Missouri, or corporations subject to Missouri taxing jurisdiction (collectively, "Missouri Taxpayers") will not be subject to Missouri income taxation on dividends distributed to them to the extent that such dividends (a) qualify as exempt-interest dividends of a regulated investment company under Code section 852(b)(5), (b) are the subject of the written notice to shareholders required by 12 C.S.R. section 10-2.155(2), (c) are attributable to interest on (1) obligations issued by the State of Missouri or any of its political subdivisions or authorities, or (2) certain obligations of the United States, any territory or possession of the United States, or any authority, commission, or instrumentality of the United Sates, to the extent exempted from Missouri income tax under federal law, and (d) are properly reported on the Missouri income tax returns of the shareholder in the respective Fund. In connection with the obligations described in paragraph (c)(2) above, the amount of State income tax-exempt interest dividends shall be reduced by the amount of (a) the federal corporate dividend received deduction attributable to such dividends, and (b) interest paid or expense incurred to produce such dividends, to the extent that the interest paid or expense incurred exceeds five hundred dollars.

     To the extent possible, the Missouri Tax-Exempt Bond Portfolio intends to invest in obligations which will permit distributions attributable to interest to be excludable by Missouri Taxpayers. Despite this intention, Missouri Taxpayers generally will be subject to Missouri income tax on other types of distributions received from the Missouri Tax-Exempt Bond Fund, including distributions of interest on obligations of other issuers and all long-term and short-term capital gains.

     Except as noted above with respect to Missouri income taxation, distributions from a Fund may be taxable to shareholders under other state and local laws imposing taxes on or measured by net income, even though such distributions were derived, in whole or in part, from interest on obligations which, if realized directly by the shareholder, or by a shareholder of another type, would be nontaxable.

     The foregoing discussion of Missouri law does not apply to shareholders that are subject to the Missouri bank tax or other comparable forms of specialized Missouri taxation.

                           MANAGEMENT OF THE COMPANY

      The business and affairs of the Funds are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

      The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

      The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                       Position(s)
                       held with the    Principal Occupations During Past 5
Name, Address & Age    Company          Years and Other Affiliations
-------------------    -------------    -----------------------------------
James M. Wade          Chairman of the  Vice President and Chief Financial
2802 Wind Bluff        Board            Officer, Johnson Controls, Inc. (a
Circle                                  controls manufacturing company),
Wilmington, NC  28409                   January 1987-May 1991.
Age: 57

Glen R. Bomberger      Director         Executive Vice President, Chief
One Park Plaza                          Financial Officer and Director, A.O.
11270 West Park Place                   Smith Corporation (a diversified
Milwaukee, WI  53224-                   manufacturing company) since January
3690                                    1987; Director of companies
Age: 63                                 affiliated with A.O. Smith
                                        Corporation; Director, Smith
                                        Investment Company; Director of
                                        companies affiliated with Smith
                                        Investment Company.

Jerry G. Remmel        Director         Vice President, Treasurer and Chief
16650-A Lake Circle                     Financial Officer of Wisconsin
Brookfield, WI  53005                   Energy Corporation 1994-1996;
Age: 69                                 Treasurer of Wisconsin Electric
                                        Power Company 1973-1996; Director of
                                        Wisconsin Electric Power Company
                                        1989-1996; Senior Vice President,
                                        Wisconsin Electric Power Company
                                        1988 - 1994; Chief Financial
                                        Officer, Wisconsin Electric Power
                                        Company 1983-1996; Vice President
                                        and Treasurer, Wisconsin Electric
                                        Power Company, 1983 - 1989.

Richard K. Riederer    Director         President and Chief Executive
400 Three Springs                       Officer of Weirton Steel since 1995;
Drive                                   Director of Weirton Steel since
Weirton, WV  26062-                     1993; Executive Vice President and
4989                                    Chief Financial Officer, Weirton
Age: 56                                 Steel January 1994 - 1995; Vice
                                        President of Finance and Chief
                                        Financial Officer, Weirton Steel
                                        January 1989-1994; Member, Board of
                                        Directors of American Iron and Steel
                                        Institute since 1995; Member, Board
                                        of Directors, National Association
                                        of Manufacturers since 1995; Member,
                                        Board of Directors, WESBANCO since
                                        September 1997; Trustee of Carnegie
                                        Mellon University since 1997.

Charles R. Roy         Director         Vice President - Finance, Chief
14245 Heatherwood                       Financial Officer and Secretary,
Court                                   Rexnord Corporation (an equipment
Elm Grove, WI  53122                    manufacturing company), 1988 - 1992;
Age: 69                                 Vice President - Finance and
                                        Administration, Rexnord Inc., 1982 -
                                        1988; Officer and Director of
                                        several Rexnord subsidiaries until
                                        1992.

Bruce Laning           Director,        President and CEO, FIRMCO since
777 E. Wisconsin       President and    2000; Director, FIRMCO since 2000;
Avenue,                Treasurer        Senior Vice President, FIRMCO since
Suite 800                               1999; Vice President, FIRMCO since
Milwaukee, WI  53202                    1994.
Age: 40

W. Bruce McConnel      Secretary        Partner of the law firm of Drinker
One Logan Square                        Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA
19103
Age: 57

Laura J. Rauman        Vice President   Senior Vice President of
777 E. Wisconsin                        Operations, FIRMCO since 1995; Vice
Avenue,                                 President of Mercantile Mutual
Suite 800                               Funds, Inc. since 2000; Senior
Milwaukee, WI 53202                     Auditor, Price Waterhouse, LLP,
Age: 31                                 prior thereto.

Joseph C. Neuberger    Assistant        Senior Vice President, Firstar
615 E. Michigan        Treasurer        Mutual Fund Services, LLC since
Street                                  1994; Manager, Arthur Andersen LLP,
Milwaukee, WI 53202                     prior thereto.
Age: 38

Bronson J. Haase<F1>   Director         President and CEO of Wisconsin Gas
626 E. Wisconsin                        Company, WICOR Energy, FieldTech
Avenue                                  and Vice President of WICOR, Inc.
Milwaukee, WI 53202                     since 1998; President and CEO of
Age: 56                                 Ameritech - Wisconsin (formerly
                                        Wisconsin Bell) 1993-1998;
                                        President of Wisconsin Bell
                                        Communications 1988-1993; Board of
                                        Directors, The Marcus Corporation;
                                        Trustee of Roundy Foods; Chairman
                                        of the Wisconsin Utilities
                                        Association.

<F1> Mr. Haase and Mr. Laning are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

                                                                       TOTAL
                                        PENSION OR                 COMPENSATION
                                        RETIREMENT                 FROM COMPANY
                          AGGREGATE      BENEFITS      ESTIMATED     AND FUND
                         COMPENSATION   ACCRUED AS       ANNUAL     COMPLEX<F1>
    NAME OF                FROM THE    PART OF FUND  BENEFITS UPON     PAID
PERSON/POSITION            COMPANY       EXPENSES      RETIREMENT  TO DIRECTORS
---------------          ------------  ------------  ------------- ------------

James M. Wade                $18,500          $0            $0         $18,500
Chairman of the Board

Glen R. Bomberger           $15,000<F2>       $0            $0         $15,000
Director

Jerry G. Remmel              $15,000          $0            $0         $15,000
Director

Richard K. Riederer          $15,000          $0            $0         $15,000
Director

Charles R. Roy               $15,000          $0            $0         $15,000
Director

Bronson J. Haase             $15,000          $0            $0         $15,000
Director

------------------
     <F1> The "Fund Complex" includes only the Company.  The Company is comprised of 35 separate portfolios.

     <F2> Includes $15,000 which Mr. Bomberger elected to defer under the
Company's deferred compensation plan.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1999, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Treasurer, Vice President and Assistant Treasurer, respectively, although FIRMCO, of which Mr. Laning and Ms. Rauman are President and Vice President of Operations, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

     Directors, employees, retirees and their families of Firstar Corporation or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Advisory Services
-----------------

     FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, became the investment adviser to the REIT Fund as of November 24, 2000, the investment adviser to the Ohio Tax-Exempt Money Market Fund, Strategic Income Fund, Science & Technology Fund, Large Cap Growth Fund, Relative Value Fund and Global Equity Fund as of April 1, 2000, and became the investment adviser to the Missouri Tax-Exempt Bond Fund, Equity Income Fund and Small Cap Index Fund as of March 1, 2000.

     FIRMCO is entitled to be paid contractual fees computed daily and paid monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:

---------------------------------------------------------------------
                                      Amount              Amount
           Fund                   Before Waivers       After Waivers
           ----                   --------------       -------------
---------------------------------------------------------------------
Ohio Tax-Exempt Money Market Fund       0.50%               0.34%
---------------------------------------------------------------------
Strategic Income Fund                   0.95%               0.91%
---------------------------------------------------------------------
Large Cap Growth Fund                   0.95%               0.91%
---------------------------------------------------------------------
Relative Value Fund                     0.75%               0.75%
---------------------------------------------------------------------
Science & Technology Fund               1.05%               1.05%
---------------------------------------------------------------------
Global Equity Fund                      0.75%               0.70%
---------------------------------------------------------------------
REIT Fund                               0.75%               0.55%
---------------------------------------------------------------------
Missouri Tax-Exempt Bond Fund           0.45%               0.45%
---------------------------------------------------------------------
Equity Income Fund                      0.75%               0.75%
---------------------------------------------------------------------
Small Cap Index Fund                    0.40%               0.32%
---------------------------------------------------------------------

     FIRMCO has contractually agreed to waive fees and reimburse expenses for Retail A, Retail B, Y and Institutional Shares, as applicable, for the Ohio Tax-Exempt Money Market Fund, Strategic Income Fund, Large Cap Growth Fund, Global Equity Fund, REIT Fund, Equity Income Fund and Small Cap Index Fund until October 31, 2001.

     Prior to November 24, 2000, investment advisory services for the Predecessor Select Fund to the REIT Fund were provided by Firstar Bank, N.A., also a subsidiary of Firstar Corporation. Prior to April 1, 2000, investment advisory services for the Predecessor Stellar Funds of the Ohio Tax-Exempt Money Market Fund, Strategic Income Fund, Science & Technology Fund, Large Cap Growth Fund, Relative Value Fund and Global Equity Fund were provided by the Capital Management Division of Firstar Bank, N.A., also a subsidiary of Firstar Corporation. Prior to March 1, 2000, investment advisory services for the Predecessor Mercantile Funds of the Missouri Tax-Exempt Bond Fund, Equity Income Fund and Small Cap Index Fund were provided by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

     For the fiscal years ended November 30, 1999, 1998 and 1997, the Capital Management Division of Firstar Bank, N.A., was paid advisory fees, as follows:

                                    Net Advisory Fees Paid (Waivers)
                                    --------------------------------
Predecessor Stellar Fund      1999                1998                1997
------------------------      ----                ----                ----
Ohio Tax-Free Money
Market Fund             $307,088(192,918)  $195,781(142,326)<F1>       N/A

Strategic Income Fund       1,783,691           1,865,171           1,343,811

Science & Technology Fund  67,931<F2>              N/A                 N/A

Growth Equity Fund          1,781,768           1,269,745            946,601

Relative Value Fund         3,788,262           3,061,795           2,220,214

International Equity Fund    409,174           313,728<F3>             N/A

------------------------
<F1> For the period from December 2, 1997 (commencement of operations) to
     November 30, 1998.
<F2> For the period from August 9, 1999 (commencement of operations) to November
     30, 1999.
<F3> For the period from December 3, 1997 (commencement of operations) to
     November 30, 1998.

      For the fiscal years ended March 31, 2000, 1999 and 1998, Firstar Bank, N.A. was paid advisory fees after waivers, as follows:

                                    Net Advisory Fees Paid (Waivers)
                                    --------------------------------
Predecessor Select Fund       2000                1999                1998
-----------------------       ----                ----                ----
REIT-Plus Fund              $229,393            $281,358          $214,090<F1>

<F1> The period from June 24, 1997 (commencement of operations) to March 31,
     1998.

      For the fiscal years ended November 30, 1999, 1998 and 1997, MVA was paid advisory fees, as follows:

                                    Net Advisory Fees Paid (Waivers)
                                    --------------------------------
Predecessor Mercantile Fund   1999                1998                1997
---------------------------   ----                ----                ----
Missouri Tax-Exempt
Bond Portfolio              $586,025            $484,087            $414,195

Equity Income Portfolio      830,725        577,324(280,161)     0(681,294)<F1>

Small Cap Equity
Index Portfolio        97,603(22,754)<F2>          N/A                 N/A


<F1> For the period from March 7, 1997 (commencement of operations) to November
     30, 1997.
<F2> For the period from December 30, 1998 (commencement of operations ) to
     November 30, 1999.

      FIRMCO is also the investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Growth Fund, Intermediate Bond Market Fund, Balanced Income Fund, Balanced Growth Fund, National Municipal Bond Fund, Emerging Growth Fund, MicroCap Fund, MidCap Index Fund, International Equity Fund, Core International Equity Fund, Small Cap Aggressive Growth Fund, National Municipal Bond Fund, Aggregate Bond Fund and U.S. Government Securities Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

      In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Funds.

      Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     Regulatory Matters.  Conflict of interest restrictions may apply to the
     ------------------
receipt of compensation paid pursuant to a Servicing Agreement by a Fund to a financial intermediary in connection with the investment of fiduciary funds in a Fund's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

      Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.

Administration and Distribution Services
----------------------------------------

      Firstar Mutual Fund Services, LLC serves as administrator (the "Administrator") to the Company. Under the Fund Administration Servicing Agreement, the Administrator has agreed to maintain office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Company's operations. The following administrative services are also provided by Firstar Mutual Fund Services, LLC: compile data for and prepare, with respect to the Company, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Funds' shareholders and Registration Statements for the Funds; monitor the Funds' expense accruals and cause all appropriate expenses to be paid on proper authorization from the Funds; monitor the Funds' status as a regulated investment company under Subchapter M of the Code; maintain the Funds' fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Funds as set forth in the Prospectus and SAI.

     The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.
The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. This waiver may be terminated at any time at the Administrator's discretion.

      Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

     Firstar Trust Company became Co-Administrator to the Company on September 1, 1994, and assigned its rights and obligations to Firstar Mutual Fund Services, LLC on October 1, 1998. From January 1, 1995 until August 1, 2000, B.C. Ziegler and Company served as co-administrator to the Company (together the "Co-Administrators").

     Prior to October 1, 1998, Federated Administrative Services ("Federated") served as administrator to the Predecessor Stellar Funds of the Ohio Tax-Exempt Money Market Fund, Strategic Income Fund, Large Cap Growth Fund, Relative Value Fund, Science & Technology Fund and Global Equity Fund. Edgewood Services, Inc. serves as sub-administrator to those Predecessor Funds. For its services, Edgewood is paid a fee by Firstar Mutual Fund Services, LLC and is not paid by the Funds. Effective October 1, 1998, Firstar Mutual Fund Services, LLC served as administrator to those Predecessor Funds.

     For the fiscal years ended November 30, 1999, 1998 and 1997, administration fees, after waivers, were paid to Firstar Mutual Fund Services, LLC and Federated as follows:

                                 Net Administration Fees Paid (Waivers)
                                 --------------------------------------
Predecessor Stellar Fund      1999                1998                1997
------------------------      ----                ----                ----
Ohio Tax-Free
Money Market Fund            $61,418         $46,932(18,871)           N/A
Strategic Income Fund        206,533             211,546             130,615
Growth Equity Fund           261,326             197,859             116,489
Relative Value Fund          555,786             480,815             273,396
Science & Technology Fund     8,303                N/A                 N/A
International Equity Fund    60,018              55,030                N/A

     Prior to January 1, 2000, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") served as administrator to the Predecessor Funds of the Missouri Tax-Exempt Bond Fund, Equity Income Fund and Small Cap Index Fund. Effective January 1, 2000, BISYS Ohio and Firstar Mutual Fund Services, LLC served as co-administrators of those Predecessor Funds.

      For the fiscal years ended November 30, 1999, 1998 and 1997, administration fees, after waivers, were paid to Firstar Mutual Fund Services, LLC and BISYS Ohio as follows:

                                 Net Administration Fees Paid (Waivers)
                                 --------------------------------------
Predecessor Mercantile Fund   1999               1998               1997
---------------------------   ----               ----              -----
Missouri Tax-Exempt
Bond Portfolio          $130,231(130,226) $107,578(107,572)   $92,046(92,042)
Equity Income Portfolio 110,766(110,763)   97,525(131,138)  49,963(131,717)<F2>
Small Cap Equity
Index Portfolio        29,760(29,760)<F1>        N/A                N/A

---------------------
<F1> For the period from December 30, 1998 (commencement of operations) to
     November 30, 1999.
<F2> For the period from March 7, 1997 (commencement of operations) to November
     30, 1997.

      Prior to November 24, 2000, Unified Fund Services, Inc. ("Unified") served as administrator, transfer agent and fund accountant to the Predecessor Select Fund of the REIT Fund. Effective November 24, 2000, Firstar Mutual Fund Services, LLC served as administrator of that Predecessor Fund.

      For the fiscal years ended March 31, 2000, 1999 and 1998, administration and fund accounting fees, after waivers, were paid to Firstar Mutual Fund Services, LLC, and Unified as follows:

                                 Net Administration Fees Paid (Waivers)
                                 --------------------------------------
Predecessor Select Fund       2000                1999                1998
-----------------------       ----                ----                ----
REIT-Plus Fund               $66,953             $75,658            $29,2531

<F1> For the period from June 24, 1997 (commencement of operations) to March 31,
     1998.

      The Distributor provides distribution services for each Fund as described in the Funds' Prospectus pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature.

      Prior to November 24, 2000, Edgewood Services, Inc. ("Edgewood") served as distributor to the Predecessor Stellar Funds. Prior to April 1, 1999, B.C. Ziegler & Company ("Ziegler") served as the distributor from October 1, 1998 to March 31, 1999. Prior to October 1, 1998, Federated Securities Corp. ("Federated") served as distributor.

      BISYS Fund Services Limited Partnership ("BISYS") served as the distributor of the Predecessor Mercantile Funds for the fiscal years ended November 30, 1999, 1998, 1997. With respect to each Predecessor Mercantile Funds' class of shares corresponding to Institutional and Y Shares, no compensation was payable by the Funds to BISYS for distribution services. For the fiscal years ended November 30, 1999, 1998 and 1997, BISYS received front-end sales charges in connection with Retail A Shares (known as Investor A Shares with respect to the Predecessor Mercantile Funds) purchases as follows:
Predecessor Mercantile Missouri Tax-Exempt Bond Fund - $65,564, $75,697 and $46,690, respectively. For the fiscal years ended November 30, 1999 and 1998 and the period from March 7, 1997 (commencement of operations) through November 30, 1997, BISYS received front-end sales charges in connection with purchases of the Predecessor Mercantile Equity Income Fund Retail A Shares as follows:
$14,545, $25,690 and $829, respectively. For the period from December 30, 1998 (commencement of operations) to November 30, 1999, BISYS received front-end sales charges in connection with Retail A Shares of the Predecessor Mercantile Small Cap Equity Index Fund as follows: $515, $0 and $0, respectively. Of these amounts, BISYS retained $12,209, $9,050 and $23, respectively, and FIRMCO and affiliates retained $8,866, $2,814 and $4,700, respectively, with respect to the Predecessor Mercantile Missouri Tax-Exempt Bond Fund; BISYS retained $1,669, $3,014 and $45, respectively, and FIRMCO and affiliates retained $1,440, $3,396 and $466, respectively, with respect to the Predecessor Mercantile Equity Income Fund; and BISYS retained $190 and FIRMCO and affiliates retained $138 with respect to the Predecessor Mercantile Small Cap Equity Index Fund.

      For the fiscal years ended November 30, 1999, 1998 and 1997, BISYS received contingent deferred sales charges in connection with Retail B Shares (known as Investor B Shares with respect to the Predecessor Mercantile Funds) redemptions of the Predecessor Mercantile Funds as follows: Predecessor Mercantile Missouri Tax-Exempt Bond Portfolio - $56,312, $43,716 and $61,906. For the fiscal years ended November 30, 1999, 1998 and for the period March 7, 1997 (commencement of operations) through November 30, 1997, the Distributor received $15,296, $15,372 and $10,382 in contingent deferred sales charges in connection with redemptions of Retail B Shares of the Predecessor Mercantile Equity Income Portfolio.

      Prior to November 24, 2000, Unified Management Corporation ("Unified") served as distributor to the Predecessor Select REIT-Plus Fund. Unified was obligated to sell shares of the Predecessor Select REIT-Plus Fund on a best efforts basis only against purchase orders for the shares. Shares of the Predecessor Select REIT-Plus Fund were offered to the public on a continuous basis.

Shareholder Organizations
-------------------------

Retail A Shares

      As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Retail A Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. In addition, Shareholder Organizations, under the Distribution and Service Plan applicable to Retail A Shares, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail A Shares. All fees paid under these agreements are borne exclusively by the Funds' Retail A Shares.

     The Funds' arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan) for the Retail A Shares, which have been adopted by the Board of Directors.

Retail B Shares

     The Company has also adopted a Distribution and Service Plan pursuant to Rule 12b-1 and a Service Plan with respect to the Retail B Shares of the Funds. Under the Distribution and Service Plan, payments by the Company (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to a Fund's outstanding Retail B Shares; and (ii) for shareholder liaison services may not exceed 0.25% (annualized), respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares. Under the separate Service Plan for the Retail B Shares, payments by the Company for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares.

      Because the Distribution and Service Plans contemplate the provision of services related to the distribution of Retail Shares (in addition to support services), those Plans have been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements under the Plans and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

Y Shares
      As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support services to customers of the Shareholder Organizations who are the beneficial owners of Y Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Y Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. All fees paid under these agreements are borne exclusively by the Funds' Y Shares.

      The Funds believe that there is a reasonable likelihood that their arrangements with Shareholder Organizations will benefit each Fund and the holders of Retail A, Retail B or Y Shares as a way of allowing Shareholder Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareholder Organization who own Retail A, Retail B or Y Shares. Any material amendment to the arrangements with Shareholder Organizations under other agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Retail A, Retail B or Y Shares of the Fund involved. So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.

     Under the terms of their agreement with Firstar, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their Shareholder Organizations with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

      The Predecessor Stellar Funds adopted separate Distribution and Service Plans with respect to Retail A and B Shares (known as Class A and Class B Shares, respectively, with respect to the Predecessor Stellar Funds) pursuant to the 1940 Act and Rule 12b-1 thereunder. The Predecessor Stellar Funds also had adopted separate Administrative Service Plans with respect to each class of shares.

      For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail A Shares, the Predecessor Stellar Relative Value Fund was charged the following amount:

Predecessor Stellar Fund                   Total Charged
-------------------------                   ------------
Predecessor Stellar Relative Value Fund       $136,539

      For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail B Shares, the Predecessor Stellar Relative Value Fund was charged the following amount:


Predecessor Stellar Fund                             Total Charged
------------------------                             -------------
Predecessor Stellar Growth Equity Fund                 $199,902
Predecessor Stellar Relative Value Fund                 $28,543
Predecessor Stellar Science & Technology Fund              $292


      The Predecessor Mercantile Funds had adopted separate Distribution and Service Plans with respect to Retail A and B Shares (known as Investor A and B Shares, respectively, with respect to the Predecessor Mercantile Funds) pursuant to the 1940 Act and Rule 12b-1 thereunder. The Predecessor Mercantile Funds also had adopted separate Administrative Service Plans with respect to Institutional and Y Shares (known as Trust and Institutional Shares, respectively, with respect to the Predecessor Mercantile Funds).

      For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail A Shares, the Predecessor Mercantile Funds were charged the following amounts:

                                                           Amounts Paid
Predecessor Mercantile Fund           Total Charged     Affiliates of MVA
---------------------------            ------------     -----------------
Predecessor Mercantile Missouri
  Tax-Exempt Bond Portfolio              $46,205             $17,655
Predecessor Mercantile Equity
  Income Portfolio                        $4,892              $1,664
Predecessor Mercantile Small Cap
  Equity Index Portfolio                    $239                  $4

      For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail B Shares, the Predecessor Mercantile Funds were charged the following amounts:

                                                           Amounts Paid
Predecessor Mercantile Fund           Total Charged           to MVA
---------------------------           -------------        ------------
Predecessor Mercantile Missouri
  Tax-Exempt Bond Portfolio              $33,805             $24,147
Predecessor Mercantile Equity
  Income Portfolio                        $7,649              $5,406
Predecessor Mercantile Small Cap
  Equity Index Portfolio                      $0                  $0

      For the fiscal year ended November 30, 1999, pursuant to the Administrative Services Plan for the Y Shares, the Predecessor Mercantile Funds paid the following amounts:

                                                         Amounts Paid to
Predecessor Mercantile Fund           Total Charged     Affiliates of MVA
---------------------------           -------------     ------------------
Predecessor Mercantile Equity
  Income Portfolio                          $276                $273
Predecessor Mercantile Small
  Cap Equity Index Portfolio             $42,085             $42,752

      For the fiscal year ended November 30, 1999, pursuant to the Administrative Services Plan for Institutional Shares, no fees were charged to the Predecessor Mercantile Funds.


            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

      Firstar Bank, N.A. serves as custodian of all the Funds' assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

      Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $15.00 per shareholder account with an annual minimum of $24,000 per Fund, plus a 0.01% asset - based fee, and certain other transaction charges and reimbursement for expenses.

      In addition, all of the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets: Ohio Tax-Exempt Money Market Fund -- $39,000 for the first $100 million, 0.02% on the next $200 million, 0.01% on the balance, plus out-of-pocket expenses, including pricing expenses; Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund and Small Cap Index Fund -- $45,000 on the first $100 million, 0.01875% on the next $200 million, 0.01125% on the balance, plus out-of-pocket expenses, including pricing expenses; and Missouri Tax-Exempt Bond Fund, Strategic Income Fund and Global Equity Fund -- $58,500 on the first $100 million, 0.03% on the next $200 million, 0.015% on the balance, plus out-of-pocket expenses, including pricing expenses.

      Effective November 24, 2000, Firstar Mutual Fund Services, LLC, with principal offices at 615 East Michigan Street Milwaukee, WI 53202, served as the transfer agent and dividend disbursing agent to the Predecessor Select Fund. Prior to November 24, 2000, Unified Fund Services, Inc., located at 431 North Pennsylvania, Indianapolis, Indiana 46204, served as such Predecessor Select Fund's transfer agent and dividend disbursing agent.

     Effective March 20, 2000, Firstar Mutual Fund Services, LLC, with principal offices at 615 East Michigan Street Milwaukee, WI 53202, served as the transfer agent and dividend disbursing agent to the Predecessor Mercantile Funds. Prior to March 20, 2000, BISYS Fund Services Ohio, Inc., ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, served as such Predecessor Mercantile Funds' transfer agent and dividend disbursing agent.


                                    EXPENSES

      Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees (Retail A, Retail B and Y Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company.

     The Company's Annual Report to Shareholders with respect to the Predecessor Stellar Funds for the fiscal year ended November 30, 1999 has been audited by Arthur Andersen LLP and has been filed with the SEC and the Semi-Annual Report for the Predecessor Stellar Funds has been filed with the SEC. The audited financial statements and financial highlights incorporated by reference in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report, as well as the unaudited financial statements included in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

     The Company's Annual Report to Shareholders with respect to the Predecessor Mercantile Funds for the fiscal year ended November 30, 1999 was audited by KPMG LLP and has been filed with the SEC and the unaudited Semi-Annual Report for the Predecessor Mercantile Funds has been filed with the SEC. The financial statements and notes thereto in the Annual Report, and Report of Independent Accountants in such Annual Report are incorporated by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report, as well as the unaudited financial statements included in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

     The Company's Annual Report to Shareholders with respect to the Predecessor Select Fund for the fiscal year ended March 31, 2000 was prepared by McCurdy & Associates, CPAs, and has been filed with the SEC. The financial statements and notes thereto in the Annual Report and Report of Independent Accountants in such Annual Report are incorporated by reference in reliance upon such report given upon the authority of McCurdy & Associates, CPAs as experts in accounting and auditing. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report are incorporated by reference into this Statement of Additional Information.

                                    COUNSEL

      Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectus.


                                 CODE OF ETHICS

      The Company, Adviser and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                            PERFORMANCE CALCULATIONS

      From time to time, the total return of the Retail A, Retail B, Y and Institutional Shares of each Fund and the yields of such shares of the Missouri Tax-Exempt Bond Fund and Strategic Income Fund (the "Bond Funds") may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Yield Calculations
------------------

      Yield is computed based on the net income of a series of shares of a Bond Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of a series of shares is calculated by dividing the net investment income per share for that series (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that series (including the maximum front end sales charge of 4.00% for the Retail A Shares of the Bond Funds) on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that series is based on the average daily number of shares of the series outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that series minus expenses accrued for the period, attributable to that series net of reimbursements.

This calculation can be expressed as follows:

                               a-b
                  Yield = 2 [(----- + 1)6 - 1]
                              c x d

              Where:    a =   dividends and interest earned during the period.

                        b = expenses accrued for the period (net of reimbursements).

                        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                        d = Maximum offering price per share on the last day of the period.

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obli-gation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Interest earned on tax-exempt obligations of the Ohio Tax-Exempt Money Market Fund or the Missouri Tax-Exempt Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

      With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

      Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      In addition, the Ohio Tax-Exempt Money Market Fund and the Missouri Tax-Exempt Bond Fund may advertise a "tax-equivalent yield" which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Fund. This is done by increasing the yield of the series of shares (calculated as stated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. This is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent" yield will always be higher than the yield of the Fund.

     The following are the standard yields for the Missouri Tax-Exempt Bond and Strategic Income Funds' shares for the 30-day period ended May 31, 2000. Each of these yields is based on the yields of corresponding classes of the Predecessor Mercantile Missouri Tax-Exempt Bond Fund and Predecessor Stellar Strategic Income Fund, respectively. The Missouri Tax-Exempt Bond Fund's Retail A, Retail B and Institutional Shares are the corresponding classes for the Predecessor Mercantile Missouri Tax-Exempt Bond Fund's Investor A, Investor B and Trust Shares. The Strategic Income Fund's Retail A and Retail B Shares are the corresponding classes for the Predecessor Stellar Strategic Income Fund's Class A and Class B Shares.

                                      30-DAY YIELD
Missouri Tax-Exempt Bond Fund
     Institutional Shares                    4.53%
     Retail A Shares                         4.33%
     Retail B Shares                         3.61%

Strategic Income Fund
     Retail A Shares                         7.31%
     Retail B Shares                         7.57%

     The following are the tax-equivalent yields for the Ohio Tax-Exempt Money Market Fund and the Missouri Tax-Exempt Bond Fund for the 30-day period ended May 31, 2000. Each of these yields is based on the yields of corresponding classes of the Predecessor Stellar Ohio Tax-Free Money Market Fund and the Predecessor Mercantile Missouri Tax-Exempt Bond Fund. The Ohio Tax-Exempt Money Market Fund's Retail A Shares is the corresponding class for the Predecessor Stellar Ohio Tax-Free Money Market Fund's Class C Shares. As described above, the Missouri Tax-Exempt Bond Fund's Retail A, Retail B and Institutional Shares are the corresponding classes for the Predecessor Mercantile Missouri Tax-Exempt Bond Fund's Investor A, Investor B and Trust Shares.

FUND                                30-DAY TAX EQUIVALENT YIELD
----                                ----------------------------
Ohio Tax-Exempt Money Market Fund
     Retail A Shares                           6.02%

Missouri Tax-Exempt Bond Fund
     Institutional Shares                      7.08%
     Retail A Shares                           6.77%
     Retail B Shares                           5.64%

Total Return Calculations.
-------------------------

      Each Fund computes "average annual total return" separately for its Retail A, Retail B, Y and Institutional Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                        P(1 + T)n  = ERV

                       Where:    T =    average annual total return.

                              ERV  =    ending redeemable value at the end of
                                        the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                                 P =    hypothetical initial payment of $1,000.

                                 n =    period covered by the computation,
                                        expressed in terms of years.

      The Funds may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Funds compute their aggregate total returns separately for the Retail A, Retail B, Y and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                     Aggregate Total Return = [( ERV/P)-1]

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 5.50% maximum front-end sales charge for equity funds and 4.00% maximum front end sales charge for fixed income funds in connection with the purchase of Retail A Shares and the maximum sales load charged in connection with redemptions of Retail B Shares (5.00%). The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

     The total return and yield of a Fund's Shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return and yield, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The yield of the Ohio Tax-Exempt Money Market Fund may be compared to the Salomon Brothers Six-Month Prime Muni Notes Index, Salomon Brothers One-Month Tax-Exempt Commercial Paper Index and Donoghue's Money Fund Report. The total return of a bond or balanced Fund's shares may be compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers Municipal Bond Index, Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index. In addition, the total return of an equity Fund's shares may be compared to the Lehman Brothers Government/Corporate Total Index; S&P 500 Index; the S&P MidCap 400 Index, the S&P Small Cap 600 Index, Morgan Stanley REIT Index, NAREIT Index, Lipper Growth & Income Average, the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 1000 Value Index, Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap Index; the Wilshire Next 1750 Index; the Wilshire MidCap 750 Index; and the Consumer Price
Index.   In addition, the total return of a series of shares of the Global
Equity Fund will be compared to the EAFE Index, GDP EAFE Index and may be compared to the Salomon-Russell Indices, Russell Universe Indices, Lipper International Indices, and the domestic indices listed above. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

     Performance quotations represent past performance, and should not be considered as representative of future results. Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in a Fund's series of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's series of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts.

      In addition, a non-Money Market Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Retail A Shares and the deduction of any applicable contingent deferred sales charge with respect to Retail B Shares.

     The following are the average annual total returns for shares of the Missouri Tax-Exempt Bond Fund, Strategic Income Fund, Science & Technology Fund, Large Cap Growth Fund, Relative Value Fund, Equity Income Fund, Small Cap Index Fund and Global Equity Fund from the date of each Fund's inception through May 31, 2000. These returns are based on the returns of the Predecessor Mercantile Missouri Tax-Exempt Bond Fund, Predecessor Stellar Strategic Income Fund, Predecessor Stellar Science & Technology Fund, Predecessor Stellar Growth Equity Fund, Predecessor Stellar Relative Value Fund, Predecessor Mercantile Equity Income Fund, Predecessor Mercantile Small Cap Equity Index Fund and Predecessor Stellar International Equity Fund, respectively. The Company's Retail A, Retail B, Y and Institutional Shares are the corresponding classes for the Predecessor Mercantile Funds' Investor A, Investor B, Institutional and Trust Shares, respectively. The Company's Retail B and Institutional Shares are the corresponding classes for the Predecessor Stellar Funds' Class B and Class Y Shares, respectively. The Company's Retail A Shares correspond to the Predecessor Stellar Funds' Class A and Class C Shares.

                                       AVERAGE ANNUAL TOTAL RETURN

                           FOR THE       FOR THE       FOR THE        SINCE
                            PERIOD       5 YEARS       10 YEARS    COMMENCEMENT
                            ENDED         ENDED         ENDED           OF
FUND                       5/31/00       5/31/00       5/31/00      OPERATIONS
----                     -----------   -----------   -----------   -----------
MISSOURI TAX-EXEMPT
BOND FUND<F1>
  INSTITUTIONAL SHARES<F2>  -1.83          4.13          6.22          6.69
  RETAIL A SHARES<F3>       -5.87          3.08           N/A          5.68
  RETAIL B SHARES<F4>       -7.49          2.73           N/A          3.68

STRATEGIC INCOME FUND
  RETAIL A SHARES             N/A           N/A           N/A           N/A
  RETAIL B SHARES           -6.95          2.53           N/A          3.94


SCIENCE & TECHNOLOGY FUND
  INSTITUTIONAL SHARES<F5>    N/A           N/A           N/A         74.40
  RETAIL A SHARES<F8>         N/A           N/A           N/A        -25.25
  RETAIL B SHARES<F5>         N/A           N/A           N/A         68.30

LARGE CAP GROWTH FUND
  INSTITUTIONAL SHARES      20.90           N/A           N/A         21.26
  RETAIL A SHARES             N/A           N/A           N/A           N/A
  RETAIL B SHARES           15.43         23.18           N/A         24.23

RELATIVE VALUE FUND
  INSTITUTIONAL SHARES       0.58           N/A           N/A         11.70
  RETAIL A SHARES           -5.30         17.98           N/A         14.57
  RETAIL B SHARES           -5.02           N/A           N/A          3.95

EQUITY INCOME FUND<F6>
  INSTITUTIONAL SHARES      -7.59           N/A           N/A          8.47
  Y SHARES                  -7.74           N/A           N/A          8.61
  RETAIL A SHARES          -12.84           N/A           N/A          6.45
  RETAIL B SHARES          -12.37           N/A           N/A          7.04

SMALL CAP INDEX FUND<F7>
  INSTITUTIONAL SHARES      12.18           N/A           N/A          7.78
  Y SHARES                  11.86           N/A           N/A          8.12
  RETAIL A SHARES           15.89           N/A           N/A          3.79

GLOBAL EQUITY FUND
  INSTITUTIONAL SHARES      21.76           N/A           N/A         13.92

<F1> Commenced operations on July 15, 1988 as a portfolio of The ARCH Tax-Exempt
     Trust. On October 2, 1995, the Fund was reorganized as a new portfolio of Mercantile Mutual Funds, Inc.
<F2> Commenced operations on July 15, 1988.
<F3> Initial public offering commenced on September 28, 1990.
<F4> Date of initial public investment on March 7, 1995.
<F5> For the period from August 9, 1999 (date of initial public investment) to
     May 31, 2000.
<F6> Commenced operations on February 27, 1997.
<F7> Commenced operations on December 30, 1998.
<F8> For the period from March 31, 2000 (date of initial offering of
     Institutional Shares) to May 31, 2000.


     The following are the average annual total returns for shares of the REIT Fund from the date of the Fund's inception through March 31, 2000. These returns are based on the returns of the Predecessor Select REIT-Plus Fund. The Fund's Institutional Shares correspond to the Predecessor Select REIT-Plus Fund's B Shares and Y Shares.

                               AVERAGE ANNUAL TOTAL RETURN
                               ---------------------------
                               FOR THE        FOR THE         FOR THE
                             1 YEAR ENDED  5 YEARS ENDED  10 YEARS ENDED
                              3/31/2000      3/31/2000       3/31/2000
                             ------------   ------------   ------------
REIT FUND
INSTITUTIONAL SHARES            4.22%          7.37%           8.04%
RETAIL B SHARES                -1.02%            N/A         -10.99%

      The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of a Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.


                                 MISCELLANEOUS

      As used in this SAI and in the Funds' Prospectus, a majority of the outstanding shares of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

      As of August 31, 2000, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolio of the Company because they possessed sole voting or investment power with respect to such shares:

Fund                                    Percentage Owned
----                                    ----------------

Money Market                                   14%
Institutional Money Market                     83%
Tax-Exempt Money Market                        68%
U.S. Treasury Money Market                     46%
U.S. Government Money Market                   82%
Short-Term Bond Market                         68%
Intermediate Bond Market                       90%
Bond IMMDEXTM                                  75%
Tax-Exempt Intermediate Bond                   84%
Balanced Income                                83%
Balanced Growth                                71%
Growth and Income                              68%
Equity Index                                   76%
Growth                                         84%
Special Growth                                 77%
MidCap Index                                   98%
Emerging Growth                                94%
MicroCap                                       83%
Core International Equity                     100%
International Equity                           88%

      At such date, no other person was known by the Company to hold of record or beneficially 5 % or more of the outstanding shares of any investment portfolio of the Company.

     The Small Cap Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Small Cap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Small Cap Index Fund particularly or the ability of the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Company or the Small Cap Index Fund. S&P has no obligation to take the needs of the Company or shareholders of the Small Cap Index Fund into consideration in determining, composing or calculating the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Small Cap Index Fund or the timing of the issuance or sale of the Small Cap Index Fund or in the determination or calculation of the equation by which the Small Cap Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Small Cap Index Fund.


     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+"to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

     Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

     "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (-) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     -  'NR' indicates the Fitch does not rate the issuer or issue in question.

     - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     - RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB" - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


      As stated in the Prospectus, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

     Use of Interest Rate Futures Contracts.  Bond prices are established in
     --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

     Description of Interest Rate Futures Contracts.  An interest rate futures
     ----------------------------------------------
contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     Examples of Futures Contract Sale.  A Fund would engage in an interest
     ---------------------------------
     rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Examples of Futures Contract Purchase.  A Fund  might engage in an interest
     -------------------------------------
rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to
103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

     The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.
     -----------------------

     A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund may sell index futures contracts as set forth in the Prospectus. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

               Portfolio                                Futures
               ---------                                -------
                             -Day Hedge is Placed-

       Anticipate Buying $62,500             Buying 1 Index Futures at 125

            Equity Portfolio               Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with              Sell 1 Index Futures at 130
         Actual Cost = $65,000            Value of Futures = $65,000/Contract

  Increase in Purchase Price = $2,500           Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                                Futures
               ---------                                -------

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000            Sell 16 Index Futures at 125
            Equity Portfolio                 Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own               Buy 16 Index Futures at 120
      Stock with Value = $960,000             Value of Futures = $960,000
   Loss in Portfolio Value = $40,000           Gain on Futures = $40,000


If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

               Portfolio                        Futures
               ---------                        -------

                             -Day Hedge is Placed-

       Anticipate Buying $62,500     Buying 1 Index Futures at 125

            Equity Portfolio       Value of Futures=$62,500/Contract


               Portfolio                        Futures
               ---------                        -------

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with      Sell 1 Index Futures at 120
         Actual Cost - $60,000    Value of Futures = $60,000/Contract
  Decrease in Purchase Price = $2,500   Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                        Futures
               ---------                        -------

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000    Sell 16 Index Futures at 125
            Equity Portfolio         Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own       Buy 16 Index Futures at 130
     Stock with Value = $1,040,000   Value of Futures = $1,040,000
     Gain in Portfolio Value = $40,000  Loss on Futures = $40,000

III.      Futures Contracts on Foreign Currencies
          ---------------------------------------
          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the International Equity Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.       Margin Payments.
          ----------------
          Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract.
Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.
     ------------------------------------------

     There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.
     ----------------------------

     A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII.  Accounting and Tax Treatment.
      ----------------------------

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.



                PRELIMINARY PROSPECTUS DATED _________, 2000

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.



PROSPECTUS
            , 2000
-----------

Select Money Market Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this fund or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

                                                                   FIRSTAR FUNDS

                                 FIRSTAR FUNDS/R
                                         , 2000
                                 ----- --




TABLE OF CONTENTS                                                   Page
                                                                    ----
SELECT MONEY MARKET FUND..............................................1

TYPES OF INVESTMENT RISK..............................................2

INVESTING WITH FIRSTAR FUNDS..........................................6
   Purchasing Shares..................................................6
   Redeeming Shares..................................................11
   Additional Shareholder Services...................................13

ADDITIONAL INFORMATION...............................................15
  Dividends, Capital Gains Distributions and Taxes ..................15
  Management of the Fund ............................................16
  Net Asset Value and Days of Operation .............................17

FOR MORE INFORMATION.................................................19

---------------------
Learn about the
Fund's Objective,
Principal Investment
Strategies, Principal
Risks, Performance
and Expenses.
---------------------

SELECT MONEY MARKET FUND

OBJECTIVE
The investment objective of the Select Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests principally in short-term, high quality, dollar-denominated money market debt obligations generally maturing in 397 days or less. These obligations may be issued by entities including domestic and foreign corporations, banks and other financial institutions and other types of entities or by investment companies, or they may be issued or guaranteed by a U.S. or foreign government, agency, instrumentality or political subdivision.

The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the securities are unrated, they must be of comparable quality, as determined at the time of acquisition.

The Fund maintains an average maturity of 90 days or less.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and interest
                                                      -----------     --------
rate risk.  Credit risk is the risk that an issuer of fixed-income securities
---------   -----------
may default on its obligation to pay interest and repay principal.  Interest
                                                                    --------
rate risk is the risk that, when interest rates increase, fixed-income
---------
securities will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

You may call 1-800-677-FUND to obtain the current 7-day yield of the Select Money Market Fund.

Because the Fund is new, no performance information for the Fund is included in this Prospectus.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Select Money Market Fund.

     SHAREHOLDER FEES
     (fee paid directly from your investment)
     ---------------------------------------
     Redemption Fees<F1>                                       None


     ANNUAL FUND OPERATING EXPENSES
     (expenses that are deducted from Fund assets)     Select Money Market
     ---------------------------------------------             Fund
     Management Fees<F2>
                                                               ----
     Distribution and Service (12b-1) Fees                    0.00%

     Other Expenses<F3>
                                                               ----
     Total Annual Fund Operating Expenses<F4>
                                                               ----

-----------------------------------------------------------------------------
<F1>  A fee of $12.00 is charged for each wire redemption.
<F2> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year.  As a result of
the fee waiver, current management fees of the Fund are     % of the Fund's
                                                        ---
average daily net assets. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Fund's consent.
<F3> "Other Expenses" is based on estimated amounts for the current fiscal year and includes estimated administrative fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above. The Fund has a Shareholder Service Plan permitting it to pay shareholder servicing fees to institutions (described below under the heading "Investing with Firstar Funds-
Shareholder Organizations") equal to up to     % of the Fund's average daily net
                                           ---
assets. The Fund does not intend to pay Shareholder Servicing fees for the current fiscal year, and "Other Expenses" does not reflect such fees. The administrator of the Fund has voluntarily agreed that a portion of the administration fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, "Other Expenses" of the Fund are estimated
to be     %.  This waiver is expected to remain in effect for the current fiscal
      ---
year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.
<F4> As a result of the fee waivers set forth in notes 1 and 2, the Total Annual
Fund Operating Expenses of the Fund are estimated to be     %  for the current
                                                        ---
fiscal year. Although the fee waivers are expected to remain in effect for the current fiscal year, these waivers are voluntary and may be terminated at any time at the option of the Adviser or Administrator.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years
                                          ------   -------
     Select Money Market Fund
       Institutional Shares                 $         $

TYPES OF INVESTMENT RISK

The principal risks of investing in the Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Fund. Risks associated with particular types of investments the Fund makes are also described in this section and in the Additional Statement referred to on the back page.

GENERAL RISKS OF INVESTING IN THE FUND

--------------------------------------------------------------------------------
Complete Investment Program
--------------------------------------------------------------------------------
An investment in a single Fund, by itself, does not constitute a complete investment plan.

--------------------------------------------------------------------------------
Credit Risk
--------------------------------------------------------------------------------
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"-- the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which the Fund may enter.

--------------------------------------------------------------------------------
Derivatives Risk
--------------------------------------------------------------------------------
The Fund may invest in certain derivative investments. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from the Fund's investments in structured securities and other derivative instruments, which may be leveraged.

--------------------------------------------------------------------------------
Extension Risk
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates.
These events may lengthen the duration and potentially reduce the value of these securities.

--------------------------------------------------------------------------------
Foreign Risks
--------------------------------------------------------------------------------
When the Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. The Fund, which invests in foreign securities, will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

--------------------------------------------------------------------------------
Interest Rate Risk
--------------------------------------------------------------------------------
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

--------------------------------------------------------------------------------
Liquidity Risk
--------------------------------------------------------------------------------
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Fund may purchase. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. The Fund may invest up to 10% of its net assets in securities that are illiquid at the time of purchase. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

--------------------------------------------------------------------------------
Management Risk
--------------------------------------------------------------------------------
A strategy, which the Adviser uses, may fail to produce the intended results. The particular securities and types of securities the Fund holds may underperform other securities and types of securities. There can be no assurance the Fund will achieve its investment objective. The Adviser may not change certain investment practices of the Fund without shareholder vote. The policies of the Fund which may not be changed without shareholder vote are described in the Additional Statement.

--------------------------------------------------------------------------------
Market Risk
--------------------------------------------------------------------------------
The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

--------------------------------------------------------------------------------
Prepayment Risk
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

--------------------------------------------------------------------------------
Nonprincipal Strategies Risk
--------------------------------------------------------------------------------
This Prospectus describes the Fund's principal investment strategies, and the types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies- and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

--------------------------------------------------------------------------------
Temporary Investment Risk
--------------------------------------------------------------------------------
The Fund may, for temporary defensive purposes, invest a certain percentage of its total assets without limitation in cash or various short-term instruments. This may occur, for example, when the Fund is attempting to respond to adverse market, economic, political or other conditions. When the Fund's assets are invested in these instruments, the Fund may not be achieving its investment objective.

--------------------------------------------------------------------------------
Valuation Risk
--------------------------------------------------------------------------------
This is a risk that the Fund has valued certain securities at a higher or lower price than the Fund can sell them.

ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES

--------------------------------------------------------------------------------
Other Investment Companies
--------------------------------------------------------------------------------
The Fund may invest its cash balances in other investment companies, which invest in high quality, short-term debt securities. A pro rata portion of the other investment companies' expenses will be borne by the Fund's shareholders.

--------------------------------------------------------------------------------
Government Obligations
--------------------------------------------------------------------------------
In addition to U.S. Treasury obligations, the Fund may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

--------------------------------------------------------------------------------
Borrowings, Reverse Repurchase Agreements
--------------------------------------------------------------------------------
The Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Fund declines in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

INVESTING WITH FIRSTAR FUNDS

This section describes for you the procedures for opening an account and how to buy or sell Fund shares.

SHARE CLASS AVAILABLE

The Fund offers one class of shares, without a sales charge, that is available for:

     - Trust, agency or custodial accounts opened through Firstar Bank, N.A.;
     - Employer-sponsored tax qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the SAI;
     - all clients of FIRMCO; and
     - those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Fund, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional Shares.

PURCHASING SHARES
Shares of the Fund are offered and sold on a continuous basis by the distributor for the Fund, Quasar Distributors, LLC (the "Distributor"), which is an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

MINIMUM INVESTMENTS
The minimum initial investment in the Select Money Market Fund is $10,000,000 by an individual or combination of accounts (including a combination of accounts purchased through one fund family having an arrangement to make available the Select Money Market Fund). There is no minimum subsequent investment.

BUYING SHARES
Purchase requests for the Fund received in proper form as specified below before 12:30 p.m. Central time on a business day for the Fund generally are processed at 12:30 p.m. Central time on the same day. In order to be processed at 12:30 p.m. Central time, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests for the Fund accompanied by a check or wire payment which are received at or after 12:30 p.m. Central time on a business day for the Fund will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form, at that day's closing price.

--------------------------------------------------------------------------------
             OPENING AN ACCOUNT          ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Wire    - Call 1-800-677-FUND prior  - Call 1-800-677-FUND prior
             to sending the wire in       to sending the wire in
             order to obtain a            order to obtain a
             confirmation number and      confirmation number and
             to ensure prompt and         to ensure prompt and
             accurate handling of         accurate handling of
             funds.  Ask your bank to     funds. Ask your bank to
             transmit immediately         transmit immediately
             available funds by wire      available funds by wire
             in the amount of your        as described at the left.
             purchase to:                 Please also include your
             Firstar Bank, N.A.           sixteen-digit account number.
             ABA # 0420-00013             The Fund and its transfer
             Firstar Trust Department     agent are not responsible
             Account # 112-952-137        for the consequences of
             for further credit to        delays resulting from the
             [name of Fund]               banking or Federal
             [Name/title on the account]. Reserve Wire system, or
             Reserve Wire system, or      from incomplete wiring
             The Fund and its transfer    instructions.
             agent are not responsible
             for the consequences of
             delays resulting from the
             banking or Federal
             Reserve Wire system, or
             from incomplete wiring
             instructions.
--------------------------------------------------------------------------------

Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.

--------------------------------------------------------------------------------
Additional Information on Buying Shares
--------------------------------------------------------------------------------
- The Fund will not accept payment in cash or third party checks for the purchase of shares.

- Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

- Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.

[The Fund may authorize one or more brokers and other shareholder organizations to accept on its behalf purchase and redemption orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. In these cases, the Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for the Fund.

It is the responsibility of shareholder organizations to transmit orders and payments for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.]

All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Fund should contact their account representatives.

In the case of participants in certain employee benefit plans investing in the Fund, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

REDEEMING SHARES

SELLING SHARES
Telephone redemption requests for the Fund received by the transfer agent by phone before 12:30 p.m. Central time on a business day for the Fund generally are processed at 12:30 p.m. Central time on the same day. Redemption requests for the Fund received at or after 12:30 p.m. Central time on a business day for the Fund will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day, at that day's closing price.

--------------------------------------------------------------------------------
By Phone -  Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption. Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days.)
--------------------------------------------------------------------------------

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

--------------------------------------------------------------------------------
The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above.
--------------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

--------------------------------------------------------------------------------
Telephone Requests
--------------------------------------------------------------------------------
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Fund may request further documentation from corporations, executors, administrators, trustees and guardians.

The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

--------------------------------------------------------------------------------
Certificates
--------------------------------------------------------------------------------
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

--------------------------------------------------------------------------------
Additional Redemption Information
--------------------------------------------------------------------------------
The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUND WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

--------------------------------------------------------------------------------
Accounts Below the Minimum Balance
--------------------------------------------------------------------------------
If your account falls below [$10,000,000], other than due to market fluctuations, the Fund may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. The Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

ADDITIONAL SHAREHOLDER SERVICES

--------------------------------------------------------------------------------
Shareholder Organizations
--------------------------------------------------------------------------------
The Fund has adopted a service plan under which the Fund may pay service fees for shareholder services to shareholders. Under this plan, shareholder organizations may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for shareholder support services. Fees under this plan will not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the shares. The Fund does not intend to pay any shareholder service fees during the current fiscal year.

Shareholder support services may include:
- assisting investors in processing purchase and redemption requests
- processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund shares
- providing sub-accounting

Payments to shareholder organizations, including affiliates of the Adviser, under the plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under this plan, the Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organization's agreement with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

--------------------------------------------------------------------------------
Exchanging Shares
--------------------------------------------------------------------------------
Shares of the Fund may not be exchanged for Shares of any other Fund of Firstar Funds, Inc. ("Firstar Funds").

--------------------------------------------------------------------------------
Shareholder Reports
--------------------------------------------------------------------------------
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed to shareholders monthly, summarizing all transactions. Generally, the Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

--------------------------------------------------------------------------------
Firstar Funds Website (www.firstarfunds.com)
--------------------------------------------------------------------------------
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, shareholders can request purchases and redemptions of Fund shares after an account is opened online via the Internet. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized online transactions when procedures are followed which are designed to confirm that the online transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Fund online. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the Prospectus.

--------------------------------------------------------------------------------
Automated Teleresponse Service
--------------------------------------------------------------------------------

Shareholders using a touch-tonea telephone can access information on the Fund twenty-four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

ADDITIONAL INFORMATION

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends and Capital Gains Distributions
Dividends from net investment income of the Fund (including net realized gains and losses, if any, earned on the investments held by the Fund) are declared on each business day on the shares that are outstanding immediately after 12:30 p.m. Central time on the declaration date.

--------------  A shareholder's dividends and capital gains distributions
Reinvested      will be reinvested automatically in additional shares unless
dividends and   the Fund is notified that the shareholder elects to receive
distributions   distributions in cash.
receive the
same tax        If a shareholder has elected to receive dividends and/or
treatment as    capital gain distributions in cash and the postal
those paid      or other delivery service is unable to deliver checks to the
in cash.        shareholder's address of record, such shareholder's distribution
--------------   option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
The Fund does not expect to realize net long-term capital gains.

--------------------------------------------------------------------------------
Federal Taxes
--------------------------------------------------------------------------------
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions, including amounts attributable to dividends, interest and short-term capital gains of the Fund, will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You will recognize taxable gain or loss on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

--------------------------------------------------------------------------------
State and Local Taxes
--------------------------------------------------------------------------------
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal state, local and/or foreign tax consequences relevant to your specific situation.

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
Advisory Services
--------------------------------------------------------------------------------
Firstar Investment Research & Management Company, LLC ("FIRMCO"), a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $33.4 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of the Fund, the Adviser manages the Fund's portfolio securities and maintains records relating to such purchases and sales.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

The Adviser will receive from the Fund a fee calculated daily and payable monthly, at the annual rate (as a percentage of the Fund's average daily net
assets) of    %.
           ---

--------------------------------------------------------------------------------
Administrative Services
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC serves as the Administrator and receives fees for those services.

--------------------------------------------------------------------------------
Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Fund and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O.

Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Fund and receives fees for these services.

NET ASSET VALUE AND DAYS OF OPERATION

------------    The price of the Fund's shares is based on the Fund's net asset
The Company     value.  The net asset value of the Fund for purposes of pricing
intends to      purchase and redemption orders is determined as of 12:30 p.m.
use its best    Central time and as of the close of regular trading hours on
efforts to      the Exchange, normally, 3:00 p.m. Central time, on each
maintain the    day on which both the Exchange is open for trading and the
net asset       Federal Reserve Bank's Fedline System is open.  Shares of the
value of the    Fund are not priced on days when the Exchange is closed.  For
Fund at         a complete list of days the Exchange is closed, please see the
$1.00 per       Additional Statement.
share,
although        Net asset value per share is calculated by dividing the value
there is no     of all securities and other assets owned by the Fund, less
assurance       the liabilities charged to the Fund, by the number of the
that it will    Fund's outstanding shares.  Net asset value is computed
be able to      using the amortized cost method as permitted by SEC rules.
do so.
-------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S ADDITIONAL STATEMENT INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE
OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FOR MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Fund and its policies is also available in the Fund's Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund's Additional Statement is available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail -   Firstar Funds
            615 East Michigan Street
            P.O. Box 3011
            Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
            ------------------------

On the Internet - Text only version of the Fund's documents are located online and may be downloaded from the SEC: - http://www.sec.gov
                                      ------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address:, publicinfo@sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.

The Fund's Investment Company Act File Number is 811-5380

                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                             DATED           , 2000
                                  ----------
                             SUBJECT TO COMPLETION

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD
NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION
SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.



                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information

                            Select Money Market Fund

                                           , 2000
                               -------- --

                               TABLE OF CONTENTS
                               -----------------
                                                                        Page
                                                                       -----
FIRSTAR FUNDS, INC..........................................................1
DESCRIPTIONS OF THE FUND AND ITS INVESTMENTS AND RISKS......................1
INVESTMENT STRATEGIES AND RISKS.............................................2
NET ASSET VALUE.............................................................8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................9
DESCRIPTION OF SHARES......................................................10
ADDITIONAL INFORMATION CONCERNING TAXES....................................12
MANAGEMENT OF THE COMPANY..................................................13
CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT..18
EXPENSES...................................................................19
INDEPENDENT ACCOUNTANTS....................................................19
COUNSEL....................................................................19
CODE OF ETHICS.............................................................19
YIELD AND OTHER PERFORMANCE INFORMATION....................................20
MISCELLANEOUS..............................................................21
APPENDIX A................................................................A-1

      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with Firstar Funds,
Inc.' s prospectus ("Prospectus") dated          , 2000, for the Select Money
                                        ----- --
Market Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus for the Fund may be obtained by writing Firstar Mutual Fund Services, LLC at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND.

                           FIRSTAR FUNDS, INC.

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective
February 1, 1998.   The Company is authorized to issue separate classes of
shares of Common Stock representing interests in separate investment portfolios. This SAI pertains to one diversified portfolio, the Select Money Market Fund.
The Select Money Market Fund commenced operations on         , 2000. The Company
                                                     ---- --
also offers other investment portfolios that are described in a separate statement of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


         DESCRIPTIONS OF THE FUND AND ITS INVESTMENTS AND RISKS

     The Company is a diversified, open-end management investment company. The following policies supplement the Fund's investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

     Subject to the general supervision of the Board of Directors, Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

     Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

     The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Fund's interests.

     The Fund does not intend to seek profits from short-term trading. Because the Fund will invest only in short-term debt instruments, its annual portfolio turnover rate will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Fund's net investment income. For regulatory purposes, the Fund's annual portfolio turnover rate is expected to be zero.

     The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the

Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Quasar Distributors, LLC (the "Distributor") or an affiliated person of either of them (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


                     INVESTMENT STRATEGIES AND RISKS

     Ratings.  Subsequent to its purchase by the Fund, a rated security may
     -------
cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Directors or the Adviser, pursuant to guidelines adopted by the Board, will, in accordance with Rule 2a-7 under the 1940 Act, consider such an event in determining whether the Fund involved should continue to hold the security.

     The Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors of the Company. First Tier Eligible Securities include, generally, (1) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO), or (b) are issued or guaranteed by persons with such ratings, and (2) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors.
The Appendix to this Statement of Additional Information includes a description of applicable NRSRO ratings. The following descriptions illustrate the types of instruments in which the Fund invests.

     Variable and Floating Rate Instruments. The Fund may purchase variable and
     --------------------------------------
floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit the Fund to demand payment of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes. The absence of a secondary market could make it difficult for the Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable U.S. government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

      U.S. Government Obligations. The Fund may invest in a variety of U.S.
      ---------------------------
Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. and Tennessee Valley Authority.

     Obligations of certain agencies and instrumentalities of the U.S. government, such as those of the Governmental National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported by only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

     Stripped U.S. Government Obligations and Government-Backed Trusts.  The
     -----------------------------------------------------------------
Fund may acquire U.S. government obligations and their unmatured interest coupons which have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRs")
and Certificate of Accrual on Treasury Securities ("CATs").   The stripped
coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and security purposes. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. government securities.

     The Treasury Department has also facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     The Fund may also invest in certificates issued by government-backed trusts (such as TIGRs and CATs). Such certificates represent an undivided fractional interest in the respective government-backed trust's assets. These participations are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. No more than 35% of the value of the Fund's total assets will be invested in stripped securities not purchased through the Federal Reserve's STRIPS program and government-backed trusts.

      Investment Companies. The Fund may invest from time to time in securities
      --------------------
issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with their own operations. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     Funding Agreements.  The Fund may invest in short-term funding agreements.
     -----------------
  A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any such funding agreement purchased by the Fund will be regarded as illiquid.

     Repurchase Agreements.  The Fund may agree to purchase securities from
     ---------------------
financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year.

     The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Restricted Securities.  The Fund may invest up to 10% of net assets in
     ---------------------
securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Fund may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144A Securities. It is possible that unregistered securities purchased by the Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities. These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. The Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board.

     Reverse Repurchase Agreements.  Reverse repurchase agreements are
     -----------------------------
considered to be borrowings under the 1940 Act. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase, and that the securities may not be returned to the Fund.

      Securities Lending.  The Fund may lend its portfolio securities to
      ------------------
unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund, or any combination thereof. Such loans will not be made, if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets (including the value of the collateral for securities loaned). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

      Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, the Fund will maintain such value by the daily marking-to-market of the collateral.

Investment Limitations
----------------------

     The Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

The Select Money Market Fund may not:

1. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

2.   Purchase securities of companies for the purpose of exercising control.

3. Purchase or sell real estate, except that the Fund may purchase securities of issuers that deal in real estate and may purchase securities that are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

7. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, the Fund may not:

10. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities")) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the

Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     In accordance with current SEC regulations, the Fund intends (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than U.S. government securities, certain fully collateralized repurchase agreements, securities with certain guarantees and, under certain circumstances, securities of certain money market funds) to not more than 5% of the Fund's total assets, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Compliance with the diversification requirements of SEC Rule 2a-7 will be deemed to be compliance with the fundamental diversification restriction above.

11. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that: (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. The Fund will monitor liquidity on an ongoing basis to determine whether an adequate level of liquidity is being maintained. If due to market fluctuations or other reasons, the amount of borrowings exceed the limit stated above, the Fund will promptly reduce such amount.

     Although the foregoing investment limitations would permit the Fund to invest in options, futures contracts and options on future contracts, the Fund, during the current fiscal year, does not intend to trade in such instruments. Prior to making any such investments, the Fund would notify its shareholders and add appropriate descriptions concerning the instruments to the Prospectus and this SAI. For purposes of limitation no. 1, "total assets" includes the value of the collateral for the securities loaned.

                             NET ASSET VALUE

     The net asset value per share of the Fund described in this SAI is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative net asset values of all of the Company's investment portfolios at the time of allocation. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

     Net asset value of the Fund for purposes of pricing purchase and redemption orders is determined as of 12:30 p.m. Central time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central time, on each day on which both the Exchange is open for trading and the Federal Reserve Bank's Fedline System is open. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving and Christmas.

     The Company uses the amortized cost method of valuation to value the Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The market value of portfolio securities held by the Fund can be expected to vary inversely with changes in prevailing interest rates.

     The Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, the Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


             ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund described in this SAI are sold without a sales charge imposed by the Company, although Shareholder Organizations may be paid by the Company for advertising, distribution, or shareholder services. Depending on the terms of the particular account, Shareholder Organizations may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     The Company's Articles of Incorporation permit the Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $10,000,000.

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     In addition to the situations described in the Fund's Prospectus under "Redemption of Shares" and in the SAI under "Net Asset Value," the Company may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Exchange Privileges.
--------------------

     Shares of the Fund are not exchangeable for shares of other funds or classes of the Company.

Special Procedures for In-Kind Payments
---------------------------------------

     Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact Firstar Mutual Fund Services, LLC at1-800-677-FUND. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $10,000,000.

                          DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share that shall be divided into thirty classes (each a designated "class" or "fund"). The Fund consists of one series designated as Retail A Shares (the "Series") and consists of shares set forth next to its name in the table below:

Class-Series of       Fund in Which Stock         Number of Authorized
  Common Stock        Represents Interest     Shares in the Initial Series
---------------       -------------------     ----------------------------

25-Retail A           Select Money Market               5 billion

      The Board of Directors has also authorized the issuance of classes 1 through 24 common stock representing interests in twenty-four other separate investment portfolios which are described in separate statements of additional information. The remaining authorized shares have been classified by the Board into five additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributable to the operation of a particular series, shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of the Fund are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights.

     When issued for payment as described in the Fund's Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

     The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                 ADDITIONAL INFORMATION CONCERNING TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholdings by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."


                        MANAGEMENT OF THE COMPANY

      The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

     The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

            The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                       Position(s)
                       held with the    Principal Occupations During Past 5
Name, Address & Age    Company          Years and Other Affiliations
----------------------------------------------------------------------------


James M. Wade          Chairman of the  Vice President and Chief Financial
2802 Wind Bluff        Board            Officer, Johnson Controls, Inc. (a
Circle                                  controls manufacturing company),
Wilmington, NC  28409                   January 1987-May 1991.
Age: 57

Glen R. Bomberger       Director         Executive Vice President, Chief
One Park Plaza                           Financial Officer and Director, A.O.
11270 West Park Place                    Smith Corporation (a diversified

                       Position(s)
                       held with the    Principal Occupations During Past 5
Name, Address & Age    Company          Years and Other Affiliations
----------------------------------------------------------------------------

Milwaukee, WI  53224-                    manufacturing company) since January
3690                                     1987; Director of companies
Age: 63                                  affiliated with A.O. Smith
                                         Corporation; Director, Smith
                                         Investment Company; Director of
                                         companies affiliated with Smith
                                         Investment Company.

Jerry G. Remmel         Director         Vice President, Treasurer and Chief
16650-A Lake Circle                      Financial Officer of Wisconsin
Brookfield, WI  53005                    Energy Corporation 1994-1996;
Age: 69                                  Treasurer of Wisconsin Electric
                                         Power Company 1973-1996; Director of
                                         Wisconsin Electric Power Company
                                         1989-1996; Senior Vice President,
                                         Wisconsin Electric Power Company
                                         1988 - 1994; Chief Financial
                                         Officer, Wisconsin Electric Power
                                         Company 1983-1996; Vice President
                                         and Treasurer, Wisconsin Electric
                                         Power Company, 1983 - 1989.

Richard K. Riederer     Director         President and Chief Executive
400 Three Springs                        Officer of Weirton Steel since 1995;
Drive                                    Director of Weirton Steel since
Weirton, WV  26062-                      1993; Executive Vice President and
4989                                     Chief Financial Officer, Weirton
Age: 56                                  Steel January 1994 - 1995; Vice
                                         President of Finance and Chief
                                         Financial Officer, Weirton Steel
                                         January 1989-1994; Member, Board of
                                         Directors of American Iron and Steel
                                         Institute since 1995; Member, Board
                                         of Directors, National Association
                                         of Manufacturers since 1995; Member,
                                         Board of Directors, WESBANCO since
                                         September 1997; Trustee of Carnegie
                                         Mellon University since 1997.

Charles R. Roy          Director         Vice President - Finance, Chief
14245 Heatherwood                        Financial Officer and Secretary,
Court                                    Rexnord Corporation (an equipment
Elm Grove, WI  53122                     manufacturing company), 1988 - 1992;
Age: 69                                  Vice President - Finance and
                                         Administration, Rexnord Inc., 1982 -
                                         1988; Officer and Director of
                                         several Rexnord subsidiaries until
                                         1992.

Bronson J. Haase<F1>    Director         Employee of Wisconsin Energy since
626 E. Wisconsin                         April, 2000; President and CEO of
Avenue                                   Wisconsin Gas Company, WICOR
Milwaukee, WI 53202                      Energy, FieldTech and Vice
Age: 56                                  President of WICOR, Inc. since
                                         1998; President and CEO of
                                         Ameritech - Wisconsin (formerly
                                         Wisconsin Bell) 1993-1998;
                                         President of Wisconsin Bell
                                         Communications 1988-1993; Board of
                                         Directors, The Marcus Corporation;
                                         Trustee of Roundy Foods; Chairman
                                         of the Wisconsin Utilities
                                         Association.

Bruce Laning<F1>        Director,        President and CEO, FIRMCO since
777 E. Wisconsin        President and    2000; Director, FIRMCO since 2000;
Avenue                  Treasurer        Senior Vice President, FIRMCO since
Suite 800

                       Position(s)
                       held with the    Principal Occupations During Past 5
Name, Address & Age    Company          Years and Other Affiliations
----------------------------------------------------------------------------

Milwaukee, WI 53202                      1999; Vice President, FIRMCO since
Age: 40                                  1994.


W. Bruce McConnell,     Secretary        Partner of the law firm of Drinker
III                                      Biddle & Reath LLP.
One Logan Square
18th & Cherry Streets
Philadelphia, PA
19103
Age: 57

Laura J. Rauman         Vice President   Senior Vice President of
777 E. Wisconsin                         Operations, FIRMCO since 1995; Vice
Avenue,                                  President of Mercantile Mutual
Suite 800                                Funds, Inc. since 2000; Senior
Milwaukee, WI 53202                      Auditor, Price Waterhouse, LLP,
Age: 31                                  prior thereto.

Joseph C. Neuberger     Assistant        Senior Vice President, Firstar
615 E. Michigan Street  Treasurer        Mutual Fund Services, LLC since
Milwaukee, WI 53202                      1994; Manager, Arthur Andersen LLP,
Age: 38                                  prior thereto.

<F1>  Messrs. Haase and Laning are considered by the Company to be "interested perons" of the Company as defined in the 1940 Act.

     The following chart provides certain information about the Director fees for the year ended October 31, 1999 of the Company's Directors.



                                                                  TOTAL
                                                              COMPENSATION
                                    PENSION OR                    FROM
                                    RETIREMENT    ESTIMATED      COMPANY
                     AGGREGATE       BENEFITS       ANNUAL      AND FUND
                    COMPENSATION    ACCRUED AS     BENEFITS    COMPLEX<F1>
    NAME OF           FROM THE     PART OF FUND      UPON        PAID TO
PERSON/POSITION       COMPANY        EXPENSES     RETIREMENT    DIRECTORS
----------------     ----------    -----------    ----------   -----------

 James M. Wade        $18,500           $0            $0         $18,500
Chairman of the
     Board

Glen R. Bomberger   $15,000<F2>         $0            $0         $15,000
   Director

Jerry G. Remmel       $15,000           $0            $0         $15,000
   Director

Richard K. Riederer   $15,000           $0            $0         $15,000
   Director

Charles R. Roy        $15,000           $0            $0         $15,000
   Director

Bronson J. Haase      $15,000           $0            $0         $15,000

   Director

     <F1> The "Fund Complex" includes only the Company.  The Company is comprised of 25 separate portfolios.
     <F2> Includes $15,000 which Mr. Bomberger elected to defer under the
Company's deferred compensation plan.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1999, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Treasurer, Vice President and Assistant Treasurer, respectively, although FIRMCO, of which Mr. Laning and Ms. Rauman are President and Senior Vice President of Operations, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

Advisory Services
-----------------

      FIRMCO is the investment adviser to the Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund.

      In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive additional advisory fees otherwise payable by the Fund.

      Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     Regulatory Matters.  Conflict of interest restrictions may apply to the
     ------------------
receipt of compensation paid pursuant to a Servicing Agreement by the Fund to a financial intermediary in connection with the investment of fiduciary funds in the Fund's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

      Shares of the Fund are not bank deposits, are not insured by the FDIC or any other governmental agency, are not endorsed, insured or guaranteed by Firstar Bank, N.A. or FIRMCO and are not obligations of or otherwise supported by Firstar Bank, N.A. or FIRMCO.

Administration and Distribution Services
----------------------------------------

      Firstar Mutual Fund Services, LLC serves as administrator (the "Administrator") to the Fund. Under the Fund Administration Servicing Agreement, the Administrator has agreed to maintain office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Fund's operations. The following administrative services are also provided by Firstar Mutual Fund Services, LLC: compile data for and prepare, with respect to the Fund, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Fund shareholders and Registration Statements for the Fund; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus and SAI.

     The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.
The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. This waiver may be terminated at any time at the Administrator's discretion.

      Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

              The Distributor, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides distribution services for the Fund as described in the Fund's Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

Shareholder Organizations
--------------------------

      As stated in the Fund's Prospectus, the Fund intends to enter into agreements from time to time with shareholder organizations providing for support services to customers of the shareholder organizations who are the beneficial owners of Fund shares. Under the agreements, the Fund may pay shareholder organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by shareholder organizations under their Service Agreements may include: (i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund.

      The Fund's arrangements with Shareholder Organizations under the agreements are governed by a Service Plan which has been adopted by the Board of Directors. In accordance with the Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements under the Plan and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

      The Fund believes that there is a reasonable likelihood that their arrangements with shareholder organizations have benefited the Fund and its shareholders as a way of allowing shareholders organizations to participate with the Fund in the provision of support services to customers of the shareholder organizations who own Fund shares. Any material amendment to the arrangements with shareholder organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors).

  CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT

      Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian of the Fund's assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

      Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services for the Fund, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $20.00 per shareholder account with an annual minimum of $12,000, and .01% of the Fund's net assets, plus certain other transaction charges and reimbursement for expenses.

      In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of the Fund's assets: --$39,000 on the first $100 million, 0.01% on the next $200 million, and 0.005% on the balance, plus out-of-pocket expenses, including pricing expenses.

                                EXPENSES

      Operating expenses of the Fund include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, Shareholder

Organization fees, charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, membership fees in the Investment Company Institute, costs of shareholder reports and meetings and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of portfolio securities.

                         INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP,100 East Wisconsin Avenue, Suite 1500, Milwaukee, WI 53202 independent accountants, serve as auditors for the Company.

                                 COUNSEL

      Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.

                             CODE OF ETHICS

      The Company, Advisor and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                 YIELD AND OTHER PERFORMANCE INFORMATION

      From time to time the Fund may quote its "yield" and "effective yield" in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "yield" and "effective yield" of the Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for the Fund is computed separately by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for the Fund is computed by compounding the Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Fund.

      The Fund may compute "average annual total return." Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. The Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period.

      Additionally, the total returns and yields of the Fund may be compared in publications to those of other mutual funds with similar investment objectives and to other relevant indices, rankings or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the yields of the Select Money Market Fund may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Fund may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

      Yield data and total return as reported in national financial publications including Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal, Mutual Funds Magazine, Kiplingers Personal Finance and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Fund.

      Since performance fluctuates, performance data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by

Shareholder Organizations directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield and total return.

      The current yield for the Fund may be obtained by calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

                              MISCELLANEOUS

      As used in this SAI and in the Fund's Prospectus, a "majority of the outstanding shares" of the Fund or portfolio means, with respect to the approval of an investment advisory agreement or change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or portfolio.

      As of August 31, 2000, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares:

Fund                                           Percentage Owned
----                                           ----------------
Money Market                                          14%
Institutional Money Market                            83%
Tax-Exempt Money Market                               68%
U.S. Treasury Money Market                            46%
U.S. Government Money Market                          82%
Short-Term Bond Market                                68%
Intermediate Bond Market                              90%
Bond IMMDEXTM                                         75%
Tax-Exempt Intermediate Bond                          84%
Balanced Income                                       83%
Balanced Growth                                       71%
Growth and Income                                     68%
Equity Index                                          76%
Growth                                                84%
Special Growth                                        77%
MidCap Index                                          98%
Emerging Growth                                       94%
MicroCap                                              83%
Core International Equity                            100%
International Equity                                  88%

      At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio in the Company.

                              APPENDIX A

COMMERCIAL PAPER RATINGS
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+"to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

     Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

     "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
     - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.
     -  'NR' indicates the Fitch does not rate the issuer or issue in question.
     - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     - RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB" - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                    PRELIMINARY PROSPECTUS DATED ________, 2000

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

PROSPECTUS

_________, 2000

CONNING MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this fund or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.

                                                                   FIRSTAR FUNDS

                                FIRSTAR FUNDS(R)

                               ____________, 2000

                                            CONTENTS

                                                                            PAGE

CONNING MONEY MARKET FUND.....................................................1

TYPES OF INVESTMENT RISK......................................................3

INVESTING WITH FIRSTAR FUNDS..................................................5
  Purchasing Shares...........................................................5
  Redeeming Shares............................................................8
  Exchanging Shares..........................................................10
  Additional Shareholder Services............................................10

ADDITIONAL INFORMATION.......................................................12
  Dividends, Capital Gains Distributions and Taxes...........................12
  Management of the Funds....................................................13
  Net Asset Value and Days of Operation......................................14

APPENDIX.....................................................................16
  Financial Highlights.......................................................16

---------------------
Learn about each
Fund's Objective,
Principal Investment
Strategies, Principal
Risks, Performance
and Expenses.
---------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF FIRSTAR BANK, N.A. AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

CONNING MONEY MARKET FUND

OBJECTIVE

The investment objective of the Conning Money Market Fund is to seek current income with liquidity and stability of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a broad range of U.S. dollar-denominated money market instruments, including commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits.

The Fund usually invests a substantial portion of its assets in unregistered commercial paper issued by corporations pursuant to Section 4(2) of the Securities Act of 1933. Because this type of commercial paper (which is referred to as Section 4(2) paper) is unregistered, there are restrictions on its resale. The Fund's sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), will determine that a liquid trading market exists for any Section 4(2) paper purchased by the Fund and will continue to monitor the paper's liquidity as long as it is held by the Fund.

The Fund will only buy a money market instrument if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, such as Standard & Poor's or Moody's, or only one such rating if only one organization has rated the instrument. If the money market instrument is not rated, the Sub-Adviser must determine that it is of comparable quality to eligible rated instruments.

     ---------------------------------------------------------------------------
     MONEY MARKET INSTRUMENTS are short-term obligations issued by banks, corporations, the U.S. Government and state and local governments. Money market instruments purchased by the Fund must meet strict requirements as to investment quality, maturity and diversification. The Fund generally does not invest in securities with maturities of more than 397 days and the average maturity of all securities held by the Fund must be 90 days or less. Prior to purchasing a money market instrument for the Fund, the Fund's Sub-Adviser must determine that the instrument carries very little credit risk.
     ---------------------------------------------------------------------------

PRINCIPAL RISKS

The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The yield paid by the Fund will vary with short-term interest rates. The Fund is subject to interest rate risk and credit risk. Interest rate risk is the risk
           ------------------     -----------  ------------------
that, when interest rates increase, fixed income securities will decline in value. Credit risk is the risk that an issuer of fixed income securities may
       -----------
default on its obligation to pay interest and repay principal.

Investment by the Fund in Section 4(2) paper may subject the Fund to liquidity
                                                                     ---------
risk during any period in which eligible investors are no longer interested in
----
purchasing these securities. Liquidity risk is the risk that certain securities
                             --------------
may be difficult or impossible to sell at the time and price that Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser"), would like to sell. The Adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Because the Fund has been in existence for less than one calendar year, no performance information for the Fund is included in this Prospectus. The Fund began operations on February 16, 1999 as a separate portfolio (the "Predecessor Fund") of Mercantile Mutual Funds, Inc. On November __, 2000 the Predecessor Fund was reorganized as a new portfolio of Firstar Funds, Inc. The Fund offers the corresponding class for the Mercantile Conning Money Market Fund's shares.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Conning Money Market Fund.

 ANNUAL FUND OPERATING EXPENSES                                  CONNING MONEY
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                    MARKET FUND
----------------------------------------------                   -------------
Management Fees                                                          0.40%
                                                                 -------------
Distribution and Service (12b-1) Fees<F1>                                0.00%
Other Expenses <F2>                                                      0.97%
Total Annual Fund Operating Expenses                                     1.37%
                                                                 -------------
Fee Waivers and Expense Reimbursements<F3>                             (0.38)%
                                                                 -------------
Net Annual Fund Operating Expenses<F3>                                   0.99%
                                                                 -------------

--------------------------------------------------------------------------------
<F1> The total of all shareholders liaison and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.75% of the Fund's average daily net assets for the shares. The Fund does not intend to pay 12b-1 fees with respect to the shares.

<F2> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal up to 0.25% of the Fund's average daily net assets and the payment of a shareholder liaison fee to institutions equal up to 0.50% of the Fund's average daily net assets.

<F3> The Adviser and Firstar Mutual Fund Services, LLC (the `Administrator")
have contractually agreed to waive fees and reimburse other expenses for Fund Shares until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.99% for the current fiscal year. The Fund's Total Annual Fund Operating Expenses and Net Annual Fund Operating Expenses are estimated based on expenses expected to be incurred in the current fiscal year.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                       ------   -------  -------  --------
      Conning Money Market Fund        $  101   $   396  $   714  $  1,613

TYPES OF INVESTMENT RISK

The principal risks of investing in the Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Fund. Risks associated with particular types of investments the Fund makes are described in this section and in the Additional Statement referred to on the back page.

GENERAL RISKS OF INVESTING IN  THE FUND

--------------------------------------------------------------------------------
Complete Investment Program
--------------------------------------------------------------------------------
An investment in a single fund, by itself, does not constitute a complete investment plan.

--------------------------------------------------------------------------------
Credit Risk
--------------------------------------------------------------------------------
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"-- the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which the Fund may enter.

--------------------------------------------------------------------------------
Derivatives Risk
--------------------------------------------------------------------------------
The Fund may invest in certain derivative investments. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

--------------------------------------------------------------------------------
Interest Rate Risk
--------------------------------------------------------------------------------
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

--------------------------------------------------------------------------------
Liquidity Risk
--------------------------------------------------------------------------------
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Fund may purchase and short-term funding agreements which the Fund may purchase. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. The Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

--------------------------------------------------------------------------------
Management Risk
--------------------------------------------------------------------------------
A strategy which the Adviser (or Sub-Adviser) uses may fail to produce the intended results. The particular securities and types of securities the Fund holds may underperform other securities and types of securities. There can be no assurance the Fund will achieve its investment objective. The Adviser and Sub-Adviser may not change certain investment practices of the Fund without shareholder vote. These policies of the Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

--------------------------------------------------------------------------------
Market Risk
--------------------------------------------------------------------------------
The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. The Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

--------------------------------------------------------------------------------
Nonprincipal Strategy Risks
--------------------------------------------------------------------------------
This Prospectus describes the Fund's principal investment strategies and the types of securities in which the Fund principally invests. The Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

--------------------------------------------------------------------------------
Valuation Risk
--------------------------------------------------------------------------------
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

--------------------------------------------------------------------------------
Extension Risk
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

--------------------------------------------------------------------------------
Prepayment Risk
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

--------------------------------------------------------------------------------
Temporary Investment Risk
--------------------------------------------------------------------------------
The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when the Fund is attempting to respond to adverse market, economic, political or other conditions. When the Fund is investing in cash and these instruments, the Fund may not be achieving its investment objective.

ADDITIONAL RISKS WHICH MAY APPLY TO PARTICULAR TYPES OF SECURITIES

--------------------------------------------------------------------------------
Government Obligations
--------------------------------------------------------------------------------
The Fund may invest in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

--------------------------------------------------------------------------------
Borrowings, Reverse Repurchase Agreements
--------------------------------------------------------------------------------
The Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

--------------------------------------------------------------------------------
Securities Lending
--------------------------------------------------------------------------------
To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a disposition of the securities may be delayed pending court action.

INVESTING WITH FIRSTAR FUNDS

This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

PURCHASING SHARES

Shares of the Fund are offered and sold on a continuous basis by the distributor for the Fund, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53201.

MINIMUM INVESTMENTS

The minimum initial investment for shares in the Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

BUYING SHARES

Purchase requests for the Fund received in proper form before 11:30 a.m. Central time on a business day for the Fund generally are processed at 11:30 a.m. Central time on the same day. In order to be processed at 11:30 a.m. Central time, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests accompanied by a check or wire payment for the Fund which are received at or after 11:30 a.m. Central time will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.

--------------------------------------------------------------------------------
                  OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
Through a
Shareholder    -  Contact your Shareholder        -  Contact your Shareholder
Organization      Organization                       Organization
--------------------------------------------------------------------------------
By Mail        -  Complete an application and     -  Make your check payable to
                  mail it along with a check         Firstar Funds.  Please
                  payable to:                        include your sixteen-digit
                  Firstar Funds                      account number on your
                  P.O. Box 3011                      check and mail it to the
                  Milwaukee, WI  53201-3011.         address at the left.
                  For overnight delivery mail to:
                  615 E. Michigan St.
                  Milwaukee, WI 53202.
--------------------------------------------------------------------------------
Automatically  -  Call 1-800-677-FUND to          -  Complete a Periodic
                  obtain a purchase application,     Investment Plan Application
                  which includes information for     to automatically purchase
                  a Periodic Investment Plan or      more shares.
                  ConvertiFund(R)Account.
                                                  -  Open a ConvertiFund(R)
                                                     account to automatically
                                                     invest proceeds from one
                                                     account to another account
                                                     of the Firstar family of
                                                     funds.
--------------------------------------------------------------------------------
By Wire        -  Call 1-800-677-FUND prior       -  Call 1-800-677-FUND prior
                  to sending the wire in order       to sending the wire in
                  to obtain a confirmation           order to obtain a
                  number and to ensure prompt        confirmation number and to
                  and accurate handling of           ensure prompt and accurate
                  funds.  Ask your bank to           handling of funds. Ask your
                  transmit immediately available     bank to transmit
                  funds by wire in the amount of     immediately available funds
                  your purchase to:                  by wire as described at the
                  Firstar Bank, N.A.                 left.  Please include your
                  ABA # 0750-00022                   sixteen-digit account
                  Firstar Trust Department           number. The Fund and its
                  Account # 112-952-137              transfer agent are not
                  for further credit to [name of     responsible for the
                  Fund] [name /title on the          consequences of delays
                  account].                          resulting from the banking
                  The Fund and its transfer          or Federal Reserve Wire
                  agent are not responsible for      system, or from incomplete
                  the consequences of delays         wiring instructions.
                  resulting from the banking or
                  Federal Reserve Wire system,
                  or from incomplete wiring
                  instructions.
--------------------------------------------------------------------------------
Internet       -  Not available                   -  Use Firstar Funds Direct to
WWW.FIRSTAR                                          exchange from another
FUNDS.COM                                            Firstar Fund account
                                                     with the same registration
                                                     including name, address and
                                                     taxpayer ID number.

                                                  -  Purchase additional shares
                                                     using an electronic funds
                                                     transfer from your banking
                                                     institution for payment.

                                                  -  Call 1-800-677-FUND to
                                                     authorize this service.
--------------------------------------------------------------------------------
By Telephone   -  Call 1-800-677-FUND to exchange -  Call 1-800-677-FUND to
Exchange          from another Firstar Fund          exchange from another
                  account with the same              Firstar Fund account with
                  registration including name,       the same registration
                  address and taxpayer ID number.    including name, address and
                                                     taxpayer ID number.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PLEASE NOTE: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Fund's transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by the Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ON BUYING SHARES

- The Fund will not accept payment in cash or third party checks for the purchase of shares.

- Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Fund reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

- Payment for shares of the Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.

The Fund may authorize one or more brokers and other shareholder organizations to accept on its behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. In these cases, the Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Fund within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for the Fund.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

REDEEMING SHARES

SELLING SHARES

Redemption requests for the Fund received by the transfer agent by phone before 11:30 a.m. Central time on a business day for the Fund generally are processed at 11:30 a.m. Central time on the same day. Redemption requests for the Fund received at or after 11:30 a.m. Central time on a business day for the Fund will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

--------------------------------------------------------------------------------
Through a      -  Contact your Shareholder Organization
Shareholder
Organization
--------------------------------------------------------------------------------
By Phone       -  Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500).
                  Redemption proceeds will only be sent to a shareholder's
                  address or bank account of a commercial bank located within the United States as shown on the transfer agent's records.
                  (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).
--------------------------------------------------------------------------------
By Mail        -  Mail your instructions to the Firstar Funds, P.O. Box 3011,
                  Milwaukee, WI 53201-3011 (via overnight delivery to 615 E.
                  Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit
                  account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account. If the redemption amount exceeds
                  $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.
--------------------------------------------------------------------------------
Internet        - Use Firstar Funds Direct to redeem up to $25,000. Call
www.firstar       1-800-677-FUND to authorize this service.
funds.com
--------------------------------------------------------------------------------
Automatically  -  Call 1-800-677-FUND for a Systematic Withdrawal Plan
                  application ($5,000 account minimum and $50 minimum per
                  transaction).
--------------------------------------------------------------------------------

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

--------------------------------------------------------------------------------
The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
--------------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

--------------------------------------------------------------------------------
Telephone Requests
--------------------------------------------------------------------------------
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Fund may request further documentation from corporations, executors, administrators, trustees and guardians.

The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time upon notice to shareholders.

DURING PERIODS OF SUBSTANTIAL ECONOMIC OR MARKET CHANGE, TELEPHONE REDEMPTIONS MAY BE DIFFICULT TO IMPLEMENT. IF A SHAREHOLDER IS UNABLE TO CONTACT THE TRANSFER AGENT BY TELEPHONE, SHARES MAY ALSO BE REDEEMED BY DELIVERING THE REDEMPTION REQUEST TO THE TRANSFER AGENT.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

--------------------------------------------------------------------------------
Check Redemption
--------------------------------------------------------------------------------
You may request on the purchase application or by written request that the Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any Checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on the Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

--------------------------------------------------------------------------------
Certificates
--------------------------------------------------------------------------------
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

--------------------------------------------------------------------------------
Additional Redemption Information
--------------------------------------------------------------------------------
The Fund will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUND WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

--------------------------------------------------------------------------------
Accounts Below the Minimum Balance
--------------------------------------------------------------------------------
If your account falls below $1,000, other than due to market fluctuations, the Fund may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. The Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

EXCHANGING SHARES

- Shares of the Fund are not exchangeable for shares of other funds or classes of the Company.

ADDITIONAL SHAREHOLDER SERVICES

SHAREHOLDER ORGANIZATIONS

The Fund has adopted a shareholder services plan, under which the Fund may pay for shareholder liaison and/or administrative support services at the annual rates of up to .25% and .50%, respectively, of the Fund's average daily net assets. Fees under this plan will not exceed, in the aggregate, the annual rate of 0.65% of the Fund's average daily net assets for the shares.

Shareholder liaison services means personal service and/or the maintenance of shareholder accounts, such as responding to customers' inquiries and providing information on their investments.

Administrative support services may include:

- assisting investors in processing purchase, exchange and redemption requests
-    processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund shares
-    providing sub-accounting
-    forwarding shareholder communication
-    processing proxies executed by customers

--------------------------------------------------------------------------------
Shareholder Reports
--------------------------------------------------------------------------------
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed to shareholders monthly, summarizing all transactions. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

--------------------------------------------------------------------------------
Firstar Funds Website (www.firstarfunds.com)
--------------------------------------------------------------------------------
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, shareholders can request purchases and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Fund on-line. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the Prospectus.

--------------------------------------------------------------------------------
Automated Teleresponse Service
--------------------------------------------------------------------------------
Shareholders using a touch-tone(R) telephone can access information on the Fund twenty-four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

ADDITIONAL INFORMATION

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------
Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------
Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by the Fund are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time on the declaration date.

---------------
Reinvested
dividends and
distributions
receive the
same tax
treatment as
those paid
in cash.
---------------

      A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

--------------------------------------------------------------------------------
Federal Taxes
--------------------------------------------------------------------------------
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions, including amounts attributable to dividends, interest and short-term capital gains of the Fund, will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You will recognize taxable gain or loss on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

--------------------------------------------------------------------------------
State and Local Taxes
--------------------------------------------------------------------------------
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state.

Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------
Advisory Services
--------------------------------------------------------------------------------
FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to the Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $33.4 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objectives and policies of the Fund, the Adviser is responsible for the Fund's investment program, general investment criteria and policies.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Fund contractual fees calculated daily and payable monthly, at the annual rate (as a percentage of the Fund's average daily net assets) as follows:

     --------------------------------------------------------------------------
                                      Amount Before          Amount After
                                         Waivers               Waivers
     --------------------------------------------------------------------------
     Conning Money Market Fund            0.40%                 0.17%
     --------------------------------------------------------------------------

Prior to March 1, 2000, the Mercantile Conning Money Market Fund was managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

For the fiscal period ended November 30, 1999, the Predecessor Fund paid its former investment adviser, MVA, 0.17%.

The Adviser has retained Conning Asset Management Company as Sub-Adviser for the Fund. The Sub-Adviser is an indirect subsidiary of GenAmerica Corporation, a financial services holding company, which in turn is a wholly-owned subsidiary of Metropolitan Life Insurance Company. The Sub-Adviser has its principal office at 700 Market Street, St. Louis, Missouri 63101, and currently has $30.4 billion in assets under management. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, the Sub-Adviser formulates and implements a continuous investment program for the Fund.

--------------------------------------------------------------------------------
Administrative Services
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC serves as the Administrator and receives fees for those services.

--------------------------------------------------------------------------------
Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Fund and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

NET ASSET VALUE AND DAYS OF OPERATION

The net asset value of the Fund for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central time and as of the close of regular trading hours on the Exchange, normally, 3:00 p.m.

------------------
The Company
intends to use its
best efforts to
maintain the net
asset value of the
Fund at $1.00 per
share, although
there is no
assurance that it
will be able to do
so.
------------------

      Central time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Shares of the Fund are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement. Net asset value per share is calculated by dividing the value of all securities and other assets owned by the Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

      Net asset value is computed using the amortized cost method as permitted by SEC rules.

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by its Distributor in any jurisdiction in which such offering may not lawfully be made.

APPENDIX

FINANCIAL HIGHLIGHTS

The financial highlights table set forth on the following page is based on the Predecessor Mercantile Conning Money Market Portfolio's financial history. The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the period ended November 30, 1999 has been audited by KPMG LLP, independent auditors for the Predecessor Mercantile Portfolio whose report, along with the Fund's financial statements, are included in the Predecessor Mercantile Portfolio's Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ending May 31, 2000 are unaudited and are contained in the Predecessor Mercantile Portfolio's Semi-Annual Report, which is also incorporated by reference into the Additional Statement. Contact Firstar Mutual Fund Services, LLC for a free copy of the Annual and Semi-Annual Reports or Additional Statement.

                             -----------------------

CONNING MONEY MARKET FUND

                                             For the Six Months          February 16, 1999 to
                                             ended May 31, 2000             November 30,
                                                (unaudited)                    1999<F1>
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 1.00                      $ 1.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT ACTIVITIES

  Net investment income                                   0.026                       0.034
                                           --------------------        --------------------
  Total from Investment Activities                        0.026                       0.034
LESS DISTRIBUTIONS

  Net investment income                                 (0.026)                     (0.034)
                                           --------------------        --------------------
  Total Distributions                                   (0.026)                     (0.034)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $1.00                       $1.00
-------------------------------------------------------------------------------------------
TOTAL RETURN                                              2.59%                   3.41%<F2>
RATIOS/SUPPLEMENTARY DATA
  Net Assets at end of period
    (thousands)                                        $195,486                    $230,580
  Ratio of expenses to average net
    assets                                            0.96%<F3>                    0.99%<F3>
  Ratio of net investment income to
    average net assets                                5.15%<F3>                    4.47%<F3>
  Ratio of expenses to average net
    assets*                                           1.43%<F3>                    1.47%<F3>

-----------------
   * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F1> Period from initial public investment.
<F2> Not annualized.
<F3> Annualized.

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Fund's performance and investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Fund and its policies is also available in the Fund's Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund's annual and semiannual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareholder inquiries:


By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail -      Firstar Funds
               615 East Michigan Street
               P.O. Box 3011
               Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
            ------------------------

On the Internet - Text only version of the Fund's documents are located online and may be downloaded from: - http://www.sec.gov
                              ------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov., or by sending your request and a
                   -------------------
duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.

                       The Fund's Investment Company Act File Number is 811-5380

                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                             DATED           , 2000
                                   ------- --
                              SUBJECT TO COMPLETION

            INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR
             AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE
           SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE
         COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO
          BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT
          BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN
        OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN
          ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE
           UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE
                          SECURITIES LAWS OF ANY STATE.

                               FIRSTAR FUNDS, INC.
                       Statement of Additional Information

                            Conning Money Market Fund

                                          , 2000
                                ----------

                                TABLE OF CONTENTS
                                -----------------
                                                                          PAGE
                                                                          ----

FIRSTAR FUNDS, INC...........................................................2
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS........................2
INVESTMENT STRATEGIES AND RISKS..............................................4
NET ASSET VALUE.............................................................12
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................13
DESCRIPTION OF SHARES.......................................................14
ADDITIONAL INFORMATION CONCERNING TAXES.....................................16
MANAGEMENT OF THE COMPANY...................................................16
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT.....................24
EXPENSES....................................................................24
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS............................25
COUNSEL.....................................................................25
CODE OF ETHICS..............................................................25
PERFORMANCE CALCULATIONS....................................................25
MISCELLANEOUS...............................................................27
APPENDIX A.................................................................A-1

      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the prospectus
("Prospectus") dated      1, 2000, for Shares of the Conning Money Market Fund
                     -----
(the "Fund") and is incorporated by reference in its entirety into the Prospectus. The Fund commenced operations as a portfolio (the "Predecessor Fund") of Mercantile Mutual Funds, Inc., as further explained herein. On November 24, 2000, the Predecessor Fund was reorganized into a new portfolio of Firstar Funds, Inc. Copies of the Prospectus for the Fund may be obtained by writing Firstar Mutual Fund Services, LLC at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants' report thereon in this SAI are incorporated by reference from the Annual Report of the Predecessor Fund. The financial statements for the six-month period ended May 31, 2000 are unaudited and are contained in the Predecessor Fund's Semi-Annual Report, which is also incorporated by reference into this SAI. The Annual and Semi-Annual Reports may be obtained by writing the address above or calling the toll-free number above. No other parts of the Annual and Semi-Annual Reports are incorporated herein by reference.

                                    FIRSTAR FUNDS, INC.

      Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios.

      On November 24, 2000, the Conning Money Market Fund was reorganized as an investment portfolio of the Company.

      This SAI pertains to shares of one diversified portfolio, the Conning Money Market Fund (the "Fund"). The Company also offers other investment portfolios that are described in separate statements of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

      The Company is an open-end management investment company. The following policies supplement the Fund's respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

      Subject to the general supervision of the Board of Directors, Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

      Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

      The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Fund's interests.

      The Fund does not intend to seek profits from short-term trading. Because the Fund will invest only in short-term debt instruments, its annual portfolio turnover rate will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Fund's net investment income. For regulatory purposes, the Fund's annual portfolio turnover rate is expected to be zero.

      The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

      Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

      Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Quasar Distributors, LLC (the "Distributor") or an affiliated person of either of them (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

      Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

      For the fiscal period ended November 30, 1999, no brokerage commissions were paid with respect to the Fund.

      Repurchase Agreements. The Fund may agree to purchase securities from
      ---------------------
financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser (and Sub-Adviser ) will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year. Although the Fund does not presently intend to enter into repurchase agreements providing for settlement in more than seven days, the Fund does have authority to do so subject to its limitation on the purchase of illiquid securities.

      The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Investment Companies. The Fund may invest from time to time in securities
     --------------------
issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with their own operations. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

      U.S. Government Obligations. The Fund may invest in obligations issued or
      ---------------------------
guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Fund may, when deemed appropriate by the Sub-Adviser, invest in short-term obligations issued by state and local governmental issuers ("municipal obligations") that meet the quality requirements described in the Prospectus and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

      Bank Obligations. The Fund may purchase obligations of issuers in the
      ----------------
banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Sub-Adviser deems the instrument to present minimal credit risks. (See "Special Risk Considerations -- Risks Associated with Foreign Securities" below.) The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

      Obligations of foreign banks and foreign branches of U.S. banks may include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      Restricted and Illiquid Securities. The Fund will not invest more than 10%
      ----------------------------------
of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, Section 4(2) paper (as discussed in the Prospectus), and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to Rule 144A are subject to the 10% limit (unless the Sub-Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists). Rule 144A Securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. The Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Fund may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired.

      The Sub-Adviser monitors the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Sub-Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

     Reverse Repurchase Agreements. The Fund may borrow money to the extent
     -----------------------------
allowed (as described under "Additional Investment Limitations" below) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

      Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

      When-Issued Purchases and Forward Commitments. The Fund may purchase
      ---------------------------------------------
securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued purchases and forward commitment transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date.

      When-issued and forward commitment transactions are made to secure what is considered to be an advantageous price or yield for the Fund. When the Fund agrees to purchase or sell securities on a when-issued or forward commitment basis, the custodian will maintain in a segregated account cash or liquid portfolio securities having a value (determined daily) at least equal to the amount of the Fund's commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities itself in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

      The Fund does not intend to engage in such transactions for speculative purposes but only the purpose of acquiring portfolio securities. The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

      When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The value of the securities underlying such commitments to purchase or sell securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

      The Fund expects that when-issued and forward commitment transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or forward commitment basis ever exceeded 25% of the value of its total assets.

      Foreign Equities. The Fund may acquire U.S. dollar-denominated securities
      ----------------
of foreign corporations and certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Sub-Adviser deems the investments to present minimal credit risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

      There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States. In the event of a default by the issuer of a foreign security, it may be more difficult to obtain or enforce a judgment against such issuer than it would be against a domestic issuer. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

      Stripped U.S. Government Obligations. The Fund may hold stripped U.S.
      ------------------------------------
Treasury securities, including (1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"), (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES") or (3) other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Fund may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and resold in custodial receipt programs with a number of different names, including "Treasury Income

Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

      The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities law purposes.

      The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

      For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

      Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which principal and interest is returned to investors. The Adviser (or Sub-Adviser) will consider the liquidity needs of the Fund when any investments in zero coupon obligations or other principal-only obligations are made.

      Municipal Obligations. The Fund may invest in municipal obligations.
      ---------------------
Municipal obligations which may be acquired by the Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

      The Fund may also purchase general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other tax exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

      Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund, the Adviser nor the Sub-Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

      Certain of the municipal obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand.

      The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

      Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      Municipal obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

Other Investment Considerations
-------------------------------

      Variable and Floating Rate Instruments. The Fund may purchase variable and
      --------------------------------------
floating rate obligations. The Adviser (or Sub-Adviser) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, for obligations subject to a demand feature, will monitor their financial status to meet payment on demand. The Fund will invest in such instruments only when the Adviser (or Sub-Adviser) believes that any risk of loss due to issuer default is minimal. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or a variable or floating rate instrument scheduled on its face to be paid in 397 days or less, will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable or floating rate notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument.

      Variable or floating rate obligations held by the Fund may have maturities of more than 397 days provided that: (i) the Fund is entitled to payment of principal at any time upon not more than 30 days' notice or at specified intervals not exceeding 397 days (upon not more than 30 days' notice); (ii) the rate of interest on a variable rate instrument is adjusted automatically on set dates not exceeding 397 days, and the instrument, upon adjustment, can reasonably be expected to have a market value that approximates its par value; and (iii) the rate of interest on a floating rate instrument is adjusted automatically whenever a specified interest rate changes and the instrument, at any time, can reasonably be expected to have a market value that approximates its par value.

      Such instruments may include variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rates. Unrated variable and floating rate instruments will be determined by the Sub-Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities as defined in Rule 2a-7. There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.

      Funding Agreements. The Fund may invest in short-term funding agreements.
      ------------------
A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or a variable or floating interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any funding agreement purchased by the Fund will be regarded as illiquid. Funding agreements, together with other illiquid securities, will not constitute more than 10% of the Fund's net assets.

Investment Limitations
----------------------

      The Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

      The  Fund may not:

      1. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend portfolio securities, and enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Fund's permitted investments and that equal at all times at least 100% of the value of the purchase price.

      2. Borrow money or issue senior securities, except that the Fund may borrow from banks and the Fund may enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

      3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Fund may invest more than 25% of its total assets in either government securities, as defined in the 1940 Act, or instruments of domestic banks.

      4. Purchase securities of any one issuer, other than obligations of the U.S. government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

      5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets, or where otherwise permitted by the 1940 Act.

      6. Purchase or sell real estate (the Fund may purchase commercial paper issued by companies which invest in real estate or interests therein).

      7. Purchase securities on margin, make short sales of securities or maintain a short position.

      8. Underwrite the securities of other issuers.

      9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

      10. Write or purchase put or call options.

      In accordance with current regulations of the SEC, the Fund intends to invest no more than 5% of its total assets at the time of purchase in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Eligible Securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days after the purchase thereof, provided, further that the Fund would not make more than one investment in accordance with the foregoing provision at any time. This intention is not, however, a fundamental policy of the Fund and may change in the event Rule 2a-7 is amended in the future.

                                 NET ASSET VALUE

      The net asset value per share of the Fund is calculated for the shares by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to the Fund are borne by each share of the Fund. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

      Net asset value for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central time, on each day the Exchange is open for trading and the Federal Reserve Bank's Fedline System is open. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving and Christmas.

       The Company uses the amortized cost method of valuation to value the Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The market value of portfolio securities held by the Fund can be expected to vary inversely with changes in prevailing interest rates.

      The Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, the Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at

$1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of the Fund described in this SAI are sold without a sales charge imposed by the Company, although shareholder organizations may be paid by the Company for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

      Investors redeeming shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the transfer agent. Because dividends on the Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.

      Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

      The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

      In addition to the situations described in the Fund's Prospectus under "Redemption of Shares," the Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

      Exchange Privilege. Shares of the Fund are not exchangeable for shares of
      ------------------
other funds or classes of the Company.

Special Procedures for In-Kind Payments
---------------------------------------

      Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $10,000,000.

                                   DESCRIPTION OF SHARES

      The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150 full and fractional shares of common stock, $.0001 par value per share, that shall be divided into 30 classes (each, a "class" or "fund"). The Fund consists of one series designated as Retail A Shares (the "Series") and consists of the number of shares set forth next to its name in the table below:

CLASS-SERIES OF        FUND IN WHICH STOCK              NUMBER OF AUTHORIZED
 COMMON STOCK          REPRESENTS INTEREST          SHARES IN THE INITIAL SERIES
---------------        --------------------         ----------------------------
26-Retail A            Conning Money Market                  100 million


      The Board of Directors has also authorized the issuance of classes 1 through 25 common stock representing interests in twenty-five other separate investment portfolios which are described in a separate statement of additional information. The remaining authorized shares are classified into three additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

      In the event of a liquidation or dissolution of the Company or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series, shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

      Shareholders of the Fund are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan ) but not the other series of the Fund, only the affected series will be entitled to vote. Each Retail A or Retail B Share of a Fund represents an equal proportionate interest with other Retail A or Retail B Shares in that Fund, respectively. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights.

      When issued for payment as described in the Fund's Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

      The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                     ADDITIONAL INFORMATION CONCERNING TAXES

      The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

      The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

                            MANAGEMENT OF THE COMPANY

      The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

      The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

DIRECTORS AND OFFICERS

      The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                     POSITION(S) HELD WITH THE
NAME, ADDRESS & AGE                  COMPANY                      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS AND OTHER AFFILIATIONS
------------------------------------ ---------------------------- -----------------------------------------------------------------
James M. Wade                        Chairman of the Board        Vice President and Chief Financial Officer, Johnson Controls,
2802 Wind Bluff Circle                                            Inc. (a controls manufacturing company), January 1987-May 1991.
Wilmington, NC  28409
Age: 57

Glen R. Bomberger                    Director                     Executive Vice President, Chief Financial Officer and Director,
One Park Plaza                                                    A.O. Smith Corporation (a diversified manufacturing company)
11270 West Park Place                                             since January 1987; Director of companies affiliated with A.O.
Milwaukee, WI  53224-3690                                         Smith Corporation; Director, Smith Investment Company; Director
Age: 63                                                           of companies affiliated with Smith Investment Company.

Jerry G. Remmel                      Director                     Vice President, Treasurer and Chief Financial Officer of
16650-A Lake Circle                                               Wisconsin Energy Corporation 1994-1996; Treasurer of Wisconsin
Brookfield, WI  53005                                             Electric Power Company 1973-1996; Director of Wisconsin
Age: 69                                                           Electric Power Company 1989-1996; Senior Vice President,
                                                                  Wisconsin Electric Power Company 1988 - 1994; Chief Financial
                                                                  Officer, Wisconsin Electric Power Company 1983-1996; Vice
                                                                  President and Treasurer, Wisconsin Electric Power Company, 1983
                                                                  - 1989.

                                     POSITION(S) HELD WITH THE
NAME, ADDRESS & AGE                  COMPANY                      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS AND OTHER AFFILIATIONS
------------------------------------ ---------------------------- -----------------------------------------------------------------
Richard K. Riederer                  Director                     President and Chief Executive Officer of Weirton Steel since
400 Three Springs Drive                                           1995; Director of Weirton Steel since 1993; Executive Vice
Weirton, WV  26062-4989                                           President and Chief Financial Officer, Weirton Steel January
Age: 56                                                           1994 - 1995; Vice President of Finance and Chief Financial
                                                                  Officer, Weirton Steel January 1989-1994; Member, Board of
                                                                  Directors of American Iron and Steel Institute since 1995;
                                                                  Member, Board of Directors, National Association of
                                                                  Manufacturers since 1995; Member, Board of Directors, WESBANCO since September 1997; Trustee of Carnegie Mellon University since 1997.

Charles R. Roy                       Director                     Vice President - Finance, Chief Financial Officer and
14245 Heatherwood Court                                           Secretary, Rexnord Corporation (an equipment manufacturing
Elm Grove, WI  53122                                              company), 1988 - 1992; Vice President - Finance and
Age: 69                                                           Administration, Rexnord Inc., 1982 - 1988; Officer and Director
                                                                  of several Rexnord subsidiaries until 1992.

Bronson J. Haase<F1>                 Director                     Employee of Wisconsin Energy since April, 2000; President and
626 E. Wisconsin Avenue                                           CEO of Wisconsin Gas Company, WICOR Energy, FieldTech and Vice
Milwaukee, WI 53202                                               President of WICOR, Inc. since 1998; President and CEO of
Age: 56                                                           Ameritech - Wisconsin (formerly Wisconsin Bell)
                                                                  1993-1998; President of Wisconsin Bell Communications
                                                                  1988-1993; Board of Directors, The Marcus Corporation;
                                                                  Trustee of Roundy Foods; Chairman of the Wisconsin Utilities
                                                                  Association.

Bruce Laning<F1>                     Director, President and      President and CEO, FIRMCO since 2000; Director, FIRMCO since
777 E. Wisconsin Avenue              Treasurer                    2000; Senior Vice President, FIRMCO since 1999; Vice
Suite 800                                                         President, FIRMCO since 1994.
Milwaukee, WI 53202
Age: 40

W. Bruce McConnel, III               Secretary                    Partner of the law firm of Drinker Biddle & Reath LLP.
One Logan Square
18th & Cherry Streets
Philadelphia, PA  19103
Age: 57

Laura J. Rauman                      Vice President               Senior Vice President of Operations, FIRMCO since 1995; Vice
777 E. Wisconsin Avenue,                                          President of Mercantile Mutual Funds, Inc. since 2000;
Suite 800                                                         Senior Auditor, Price Waterhouse, LLP, prior thereto.
Milwaukee, WI 53202
Age: 31

                                     POSITION(S) HELD WITH THE
NAME, ADDRESS & AGE                  COMPANY                      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS AND OTHER AFFILIATIONS
------------------------------------ ---------------------------- -----------------------------------------------------------------
Joseph C. Neuberger                  Assistant Treasurer          Senior Vice President, Firstar Mutual Fund Services, LLC
615 E. Michigan Street                                            since 1994; Manager, Arthur Andersen LLP, prior thereto.
Milwaukee, WI 53202
Age: 38

<F1> Messrs. Haase and Laning are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

      The following chart provides certain information about the Director fees for the year ended October 31, 1999 of the Company's Directors.

                                                                                                            TOTAL COMPENSATION FROM
                                                                                                                    COMPANY
                                                             PENSION OR RETIREMENT     ESTIMATED ANNUAL            AND FUND
                NAME OF            AGGREGATE COMPENSATION     BENEFITS ACCRUED AS       BENEFITS UPON         COMPLEX<F1> PAID TO
            PERSON/POSITION           FROM THE COMPANY       PART OF FUND EXPENSES        RETIREMENT               DIRECTORS
            ---------------        ----------------------    ---------------------     -----------------      -------------------
             James M. Wade
         Chairman of the Board             $18,500                    $0                      $0                    $18,500

           Glen R. Bomberger
                Director                   $15,000<F2>                $0                      $0                    $15,000

            Jerry G. Remmel
                Director                   $15,000                    $0                      $0                    $15,000

          Richard K. Riederer
                Director                   $15,000                    $0                      $0                    $15,000

             Charles R. Roy
                Director                   $15,000                    $0                      $0                    $15,000

            Bronson J. Haase
                Director                   $15,000                    $0                      $0                    $15,000

      <F1>  The "Fund Complex" includes only the Company. The Company is comprised of 25 separate portfolios.

      <F2>  Includes $15,000 which Mr. Bomberger elected to defer under the
            Company's deferred compensation plan.

      Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1999, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Treasurer, Vice President and Assistant Treasurer, respectively, although FIRMCO, of which Mr. Laning and Ms. Rauman are President and Vice President of Operations, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

Advisory Services
-----------------

      FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, became the investment adviser to the Fund as of March 1, 2000.

      FIRMCO is entitled to be paid contractual fees computed daily and paid monthly, at the annual rate (as a percentage of the Conning Money Market Fund's average daily net assets) of 0.40% of the first $1.5 billion of the Fund's average daily net assets, 0.35% of the next $1 billion of net assets and 0.25% of net assets in excess of $2.5 billion. Currently the Adviser receives 0.17% after waivers.

      FIRMCO has contractually agreed to waive fees and reimburse expenses for shares of the Conning Money Market Fund until October 31, 2001.

      Prior to March 1, 2000, investment advisory services for the Predecessor Fund were provided by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

      For the fiscal period ended November 30, 1999, MVA was paid advisory fees, after waivers, as follows:

                                       Net Advisory Fees Paid (Waivers)
                                       --------------------------------

                                                     1999
                                                     ----
     Predecessor Fund                         $151,273 ($210,114)


      FIRMCO is also the investment adviser to the Money Market Fund. Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX TM Fund, Equity Index Fund, Growth Fund, Intermediate Bond Market Fund, Balanced Income Fund, Balanced Growth Fund, National Municipal Bond Fund, Emerging Growth Fund, MicroCap Fund, MidCap Index Fund, International Equity Fund, Core International Equity Fund, Small Cap Aggressive Growth Fund, U.S. Government Securities Fund, Aggregate Bond Fund and National Municipal Bond Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund.

      In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Fund.

      Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

       Under the Investment Advisory Agreement, the Adviser is authorized to delegate its responsibilities to another adviser. The Adviser has appointed Conning Asset Management Company as Sub-Adviser to the Fund. The Sub-Adviser determines the securities to be purchased, retained or sold by the Fund. See "Sub-Adviser" below.

      Sub-Adviser. The Fund receives sub-advisory services from Conning Asset
      -----------
Management Company (the "Sub-Adviser"). For the services provided and expenses assumed pursuant to its sub-advisory agreement with the Adviser, the Sub-Adviser receives from the Adviser a fee, computed daily and payable monthly, at the annual rate of 0.30% of the first $1.5 billion of the Fund's average daily net assets, 0.25% of the next $1.0 billion of net assets and 0.15% of net assets in excess of $2.5 billion. Under the terms of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Sub-Adviser is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment therein. The Sub-Adviser negotiates brokerage commissions and places orders of purchases and sales of the Fund's portfolio securities. During the term of the Sub-Advisory Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under such agreement.

      For the fiscal period ended November 30, 1999, the Sub-Adviser was paid sub-advisory fees of $106,142 after waivers.

      Pursuant to the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the Fund or the Company, or to any shareholder of the Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement.

      Regulatory Matters. Conflict of interest restrictions may apply to the
      ------------------
receipt of compensation paid pursuant to a Servicing Agreement by the Fund to a financial intermediary in connection with the investment of fiduciary funds in the Fund's shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

      Shares of the Fund are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Fund involves risks including possible loss of principal.

Administration Services
-----------------------

      Firstar Mutual Fund Services, LLC is Administrator to the Fund. Under the Administration Agreement, the following administrative services are provided by the Administrator: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; generally assist in the Fund's operations; compile data for and prepare, with respect to the Fund, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Fund shareholders and Registration Statements for the Fund; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus, SAI, By-laws and Articles of Incorporation.

      The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. These waivers may be terminated at any time at the Administrator's discretion.

      Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

      Firstar Trust Company became Co-Administrator to the Company on September 1, 1994, and assigned its rights and obligations to Firstar Mutual Fund Services, LLC on October 1, 1998. From

January 1, 1995 until August 1, 2000, B.C. Ziegler and Company served as co-administrator to the Company (together the "Co-Administrators").

      Prior to January 1, 2000, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") served as administrator to the Predecessor Mercantile Conning Money Market Fund. Effective January 1, 2000, BISYS Ohio and Firstar Mutual Fund Services, LLC served as co-administrators of the Predecessor Mercantile Conning Money Market Fund.

      For the fiscal period ended November 30, 1999 administration fees, after waivers, were paid to Firstar Mutual Fund Services, LLC and BISYS Ohio as follows:

                     Net Administration Fees Paid (Waivers)
                     -------------------------------------

                                                 1999
                                                 ----
          Predecessor Mercantile
          Conning Money Market Fund      $45,174<F1>($135,521)

-----------------------
<F1> For the period from February 16, 1999 (initial public investment) to
November 30, 1999.

Distributor
-----------

      The Distributor provides distribution services for the Fund as described in the Fund's Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

      BISYS Fund Services Limited Partnership ("BISYS") served as the distributor of the Predecessor Mercantile Conning Money Market Fund for the fiscal period ended November 30, 1999. No compensation was payable by the Fund to BISYS for distribution services.

Shareholder Services Plan.
-------------------------

      The Company has adopted a Shareholder Services Plan (the "Plan") with respect to the Fund. Under the Plan, the Fund may pay (a) broker-dealers, financial advisers and other institutions ("Service Organizations") for shareholder liaison services, which means personal services for shareholders and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (b) Service Organizations for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of shares of the Fund; (ii) aggregating and processing purchase and redemption orders;
(iii) providing beneficial owners with statements showing their position in shares of the Fund; (iv) processing dividend payments; (v) providing sub-accounting services for shares of the Fund held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

      Under the Plan, payments by the Company to a Service Organization for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.50%, respectively, of the average daily net assets attributable to the Fund's outstanding shares which are owned of record or beneficially by that Service Organization's customers for whom the Service Organization is the dealer of record or shareholder of record or with whom it has a servicing relationship. For the period

February 16, 1999 (initial public investment) through November 30, 1999, the Fund paid $587,179 in shareholder servicing fees under the Plan, all of which was paid to affiliates of Conning Asset Management Company.

      The servicing agreements adopted under the Shareholder Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include affiliates of the Adviser and Sub-Adviser) to perform certain services, including providing shareholder liaison services and/or administrative support services with respect to the beneficial owners of shares of the Fund, such as those described above.

      Under the Servicing Agreements and upon notice to the Company, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreement with the Company. Such Service Organization shall be as fully responsible to the Company for the acts or omissions of any subcontractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Company.

      The Company understands that Service Organizations providing such services may also charge fees to their customers beneficially owning shares of the Fund. These fees would be in addition to any amounts which may be received by such a Service Organization under its Servicing Agreement with the Company. The Company's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by the Fund and any other compensation payable by its customers in connection with their investment in shares of the Fund. Customers of such a Service Organization receiving servicing fees should read the Fund's Prospectus and this Statement of Additional Information in light of the terms governing their accounts with their Service Organization.

      The Board of Directors has approved the Plan and its respective arrangements with Service Organizations based on information provided by the Company's service contractors that there is a reasonable likelihood that the Plan and arrangements will benefit the Fund and its shareholders. Pursuant to the Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts of servicing fees expended pursuant to the Plan and the purposes for which the expenditures were made. Any material amendment to the Plan or arrangements with Service Organizations must be approved by a majority of the Board of Directors.

             CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

      Firstar Bank, N.A. serves as custodian of all the Fund's assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

      Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the

Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $20.00 per shareholder account with an annual minimum of $12,000 per Fund, plus a 0.01% asset-based fee, and certain other transaction charges and reimbursement for expenses.

      In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of the Fund's assets; $39,000 on the first $100 million, 0.01% on the next $200 million, 0.005% on the balance, plus out-of-pocket expenses, including pricing expenses.

      Effective March 20, 2000, Firstar Mutual Fund Services, LLC, with principal offices at 615 East Michigan Street, Milwaukee, WI 53202, served as the transfer agent and dividend disbursing agent to the Predecessor Mercantile Conning Money Market Fund. Prior to March 20, 2000, BISYS Fund Services Ohio, Inc., ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, served as the Predecessor Mercantile Conning Money Market Fund's transfer agent and dividend disbursing agent.

                                    EXPENSES

      Operating expenses of the Fund include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees , charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

      PricewaterhouseCoopers LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company.

      The Company's Annual Report to Shareholders with respect to the Predecessor Fund for the fiscal period ended November 30, 1999 was audited by KPMG LLP and has been filed with the SEC, and the unaudited Semi-Annual Report for the Predecessor Fund has been filed with the SEC. The financial statements and notes thereto in the Annual Report, and Report of Independent Accountants in such Annual Report are incorporated by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report, as well as the unaudited financial statements included in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.

                                     COUNSEL

      Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, serves as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.

                                 CODE OF ETHICS

      The Company, Adviser, Sub-Adviser and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                            PERFORMANCE CALCULATIONS

      From time to time the Fund may quote its "yield" and "effective yield" in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "yield" and "effective yield" of the Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for the Fund is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for the Fund is computed by compounding the Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Fund.

      The Fund may compute "average annual total return." Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. The Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period.

      Additionally, the total returns and yields of the Fund may be compared in publications to those of other mutual funds with similar investment objectives and to other relevant indices, rankings or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the yields of the Fund may be compared to the Donoghue's Money Fund Average which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Fund may be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

      Yield data and total return as reported in national financial publications including MONEY MAGAZINE, FORBES, BARRON'S, MORNINGSTAR MUTUAL FUNDS, THE WALL STREET JOURNAL, MUTUAL FUNDS MAGAZINE, KIPLINGERS PERSONAL FINANCE and THE NEW YORK TIMES, or in publications of a local or regional nature, may also be used in comparing the yields of the Fund.

      Since performance fluctuates, performance data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield and total return.

      The current yield for the Fund may be obtained by calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND. For the seven-day period ended August 31, 2000, the annualized yield of the Fund was 5.69%. Without fees waived by the Adviser and Administrator during such period, the annualized yield of such Fund would have been 5.31%. For the seven-day period ended August 31, 2000, the effective yield of the Fund was 5.85%. Without fees waived by the Adviser and Administrator during such period, the effective yield of such Fund would have been 5.47%.

                                  MISCELLANEOUS

      As used in this SAI and in the Fund's Prospectus, a "majority of the outstanding shares" of the Fund or portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or portfolio.

      As of August 31, 2000, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolio of the Company because they possessed sole voting or investment power with respect to such shares:

Fund                             Percentage Owned
----                             ----------------
Money Market                            14%
Institutional Money Market              83%
Tax-Exempt Money Market                 68%
U.S. Treasury Money Market              46%
U.S. Government Money Market            82%
Short-Term Bond Market                  68%
Intermediate Bond Market                90%
Bond IMMDEX TM                          75%
Tax-Exempt Intermediate Bond            84%
Balanced Income                         83%
Balanced Growth                         71%
Growth and Income                       68%
Equity Index                            76%
Growth                                  84%
Special Growth                          77%
MidCap Index                            98%
Emerging Growth                         94%
MicroCap                                83%
Core International Equity              100%
International Equity                    88%

      At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS
------------------------

      A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
-----------------------------------------
      Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

      Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates uncertain capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

      Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

      "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

            p - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

            * - Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

            "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

            N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

      "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

      "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

      "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

      'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

      'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

      Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

      "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

      "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

      "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

      "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

      "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

      "D" - This designation indicates that the long-term debt is in default.

      PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

      A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

      "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

      "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

      Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                          PART C.  OTHER INFORMATION

Item 23.       Exhibits.

  (a)   (1)    Articles of Incorporation filed February 19, 1988 is incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 28 to the Registration Statement, filed February 15, 1996 ("Post-
               Effective Amendment No. 28").

        (2) Amendment No. 1 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 28.

        (3) Amendment No. 2 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 28.

        (4) Amendment No. 3 to the Articles of Incorporation filed November 12, 1991 is incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 28.

        (5) Amendment No. 4 to the Articles of Incorporation filed August 18, 1992 is incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 28.

        (6) Amendment No. 5 to the Articles of Incorporation filed October 23, 1992 is incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 28.

        (7) Amendment No. 6 to the Articles of Incorporation filed January 26, 1993 is incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 28.

        (8) Amendment No. 7 to the Articles of Incorporation filed February 10, 1994 is incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 28.

        (9) Amendment No. 8 to the Articles of Incorporation filed December 29, 1994 is incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 28.

        (10) Amendment No. 9 to the Articles of Incorporation filed July 20, 1995 is incorporated by reference to Exhibit (1)(j) to Post-Effective Amendment No. 28.

        (11) Amendment No. 10 to the Articles of Incorporation filed November 10, 1995 is incorporated by reference to Exhibit (1)(k) to Post-Effective Amendment No. 28.

        (12) Amendment No. 11 to Articles of Incorporation filed July 21, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (1)(l) to Post-Effective Amendment No. 32.

        (13) Amendment No. 12 to Articles of Incorporation filed January 12, 1998 with respect to change of name to Firstar Funds, Inc. is incorporated by reference to Exhibit (1)(m) to Post-Effective Amendment No. 34.

        (14) Amendment No. 13 to Articles of Incorporation filed February 17, 1999 with respect to Retail B Shares is incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 36.

        (15) Amendment No. 14 to Articles of Incorporation filed October 15, 1999 with respect to Core International Equity Fund is incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 38.

        (16) Amendment No. 15 to Articles of Incorporation filed October 15, 1999 with respect to MidCap Index Fund is incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 38.

        (17) Amendment No. 16 to Articles of Incorporation filed July 12, 2000 with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 42.

        (18) Amendment No. 17 to Articles of Incorporation filed August 14, 2000 with respect to the Aggregate Bond Fund, National Municipal Bond Fund and U.S. Government Securities Fund is incorporated by reference to Exhibit (a)(18) to Post-Effective Amendment No. 42.

        (19) Amendment No. 18 to Articles of Incorporation filed August 14, 2000 with respect to Y Shares is incorporated by reference to Exhibit (a)(19) to Post-Effective Amendment No. 42.

        (20) Form of Amendment No. 19 to Articles of Incorporation with respect to the Select Money Market Fund is filed herein.

        (21) Form of Amendment No. 20 to Articles of Incorporation with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is filed herein.

  (b)   (1)    Registrant's By-laws dated September 9, 1988 are incorporated by reference to Exhibit (2)(a) to Post-Effective Amendment No. 28.

        (2) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 23, 1990 is incorporated by reference to Exhibit (2)(b) to Post-Effective Amendment No. 28.

        (3) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 15, 1991 is incorporated by reference to Exhibit (2)(c) to Post-Effective Amendment No. 28.

        (4) Amendment to By-Laws as approved by the Registrant's Board of Directors on June 21, 1991 is incorporated by reference to Exhibit (2)(d) to Post-Effective Amendment No. 28.

  (c)   (1)    See Articles V and VII of the Articles of Incorporation which are included as Exhibit (a)(14) and incorporated by reference to Exhibits (1)(a) and (1)(i) to Post-Effective Amendment No. 28 and
               Article II, Sections 1, 9 and 10 of Article III, Sections 1, 2 and 3 of Article V and Section II of Article VII of the By-laws which are incorporated by reference to Exhibits 2(a)-2(d) of Post-Effective Amendment No. 28.

  (d)   (1)    Investment Advisory Agreement between Registrant and First
               Wisconsin Trust Company dated August 29, 1991 with respect to the
               Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt
               Money Market Fund, Income and Growth Fund, Short-Intermediate
               Fixed Income Fund, Special Growth Fund, Bond IMMDEXO Fund, Equity
               Index Fund, Institutional Money Market Fund and U.S. Federal
               Money Market Fund is incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 28.

        (2) Assumption and Guarantee Agreement between First Wisconsin Trust Company and First Wisconsin Asset Management dated February 3, 1992 is incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 28.

        (3) Investment Advisory Agreement between Registrant and First Wisconsin Asset Management dated March 27, 1992 with respect to the Balanced Fund is incorporated by reference to Exhibit (5)(c) to Post-Effective Amendment No. 28.

        (4) Addendum No. 1 dated December 27, 1992 to Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Growth Fund (formerly the MidCore Growth Fund) and Intermediate Bond Market Fund is incorporated by reference to Exhibit (5)(d) to Post-Effective Amendment No. 28.

        (5) Addendum No. 2 dated February 5, 1993, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (5)(e) to Post-Effective Amendment No. 28.

        (6) Assumption and Guarantee Agreement between Firstar Trust Company and Firstar Investment Research and Management Company dated June 17, 1993 with respect to the Income and Growth Fund is incorporated by reference to Exhibit (5)(f) to Post-Effective Amendment No. 28.

        (7) Addendum No. 3 dated September 2, 1997, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the International Equity Fund is incorporated by reference to Exhibit
               (5)(g) to Post-Effective Amendment No. 32.

        (8) Amended and Restated Sub-Advisory Agreement among Firstar Investment Research and Management Company, the Registrant and Hansberger Global Investors, Inc. dated June 15, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(h) to Post-Effective Amendment No. 32.

        (9) Addendum No. 4 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MicroCap Fund is incorporated by reference to Exhibit (5)(i) to Post-Effective Amendment No. 28.

        (10) Addendum No. 6 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated December 1, 1997 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (5)(j) to Post-Effective Amendment No. 34.

        (11) Addendum No. 5 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated as of August 15, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (5)(k) to Post-Effective Amendment No. 32.

        (12) Investment Sub-Advisory Agreement among the Registrant, Firstar Investment Research & Management Company, LLC and The Glenmede Trust Company dated November 1, 1999 with respect to the Core International Equity Fund is incorporated by reference to Exhibit
               (d)(12) to Post-Effective Amendment No. 38.

        (13) Investment Sub-Advisory Agreement dated September 1, 2000 among the Registrant, Firstar Investment Research & Management Company, LLC and Glenmede Advisers Inc. with respect to the Core International Equity Fund is filed herein.

        (14) Addendum No. 7 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC dated November 1, 1999 with respect to the Core International Equity Fund is incorporated by reference to Exhibit
               (d)(13) to Post-Effective Amendment No. 38.

        (15) Addendum No. 8 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company, LLC dated November 1, 1999 with respect to the MidCap Index Fund is incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 38.

        (16) Form of Addendum No. 9 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company, LLC, with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (d)(15) to Post-Effective Amendment No. 39.

        (17) Form of Addendum No. 11 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 40.

        (18) Form of Investment Sub-Advisory Agreement among the Registrant, Firstar Investment Research & Management Company, LLC and Conning Asset Management Company. with respect to the Conning Money Market Fund is filed herein.

        (19) Form of Addendum No. 10 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company, LLC, with respect to the Select Money Market Fund is filed herein.

        (20) Form of Addendum No. 12 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Compant, LLC, with respect to the Conning Money Market Fund is filed herein.

  (e)   (1)    Distribution Agreement between Registrant, Firstar Investment
               Research & Management Company, LLC, and Quasar Distributors, LLC with respect to the Institutional Money Market Fund, Money Market
               Fund, U.S. Treasury Money Market Fund, U.S. Government Fund, Tax-
               Exempt Money Market Fund, Short-Term Bond Market Fund,
               Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Tax-Exempt
               Intermediate Bond Fund, Balanced Income Fund, Balanced Growth
               Fund, Growth and Income Fund, Equity Index Fund, Growth Fund,
               MidCap Index Fund, Special Growth Fund, Emerging Growth Fund,
               MicroCap Fund, Small Cap Aggressive Growth Fund, Core
               International Equity Fund and International Equity Fund is incorporated by reference to Exhibit (e)(1) to Post-Effective
               Amendment No. 42.

        (2) Form of Addendum No. 1 to the Distribution Agreement with respect to the Select Money Market Fund, Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is filed herein.

  (f) Deferred Compensation Plan dated September 16, 1994 and Deferred Compensation Agreement between Registrant and its Directors is incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 28.

  (g)   (1)    Custodian Agreement between Registrant and First Wisconsin Trust
               Company dated July 29, 1988 is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 28.

        (2) Letter dated December 28, 1989 with respect to the Custodian Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 28.

        (3) Revised Mutual Fund Custodial Agent Service Annual Fee Schedule dated March 1, 1997 to the Custodian Agreement with respect to the Money Market Fund, U.S. Government Money Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Growth and Income Fund, MidCore Growth Fund, MicroCap Fund, Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Balanced Fund, Equity Index Fund, Special Growth Fund and International Equity Fund is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 34.

        (4) Amendment dated May 1, 1990 to the Custodian Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 28.

        (5) Letter dated April 19, 1991 with respect to the Custodian Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 28.

        (6) Letter dated March 27, 1992 with respect to the Custodian Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 28.

        (7) Letter dated December 27, 1992 with respect to the Custodian Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit (8)(g) to Post-Effective Amendment No. 28.

        (8) Letter dated February 5, 1993 with respect to the Custodian Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (8)(h) to Post-Effective Amendment No. 28.

        (9) Letter Agreement with respect to the Custodian Agreement dated as of September 2, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit No. (8)(i) to Post-Effective Amendment No. 32.

        (10) Letter Agreement dated August 1, 1995 with respect to the Custodian Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit No. (8)(j) to Post-Effective Amendment No. 28.

        (11) Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund dated December 1, 1997 is incorporated by reference to Exhibit (8)(k) to Post-Effective Amendment No. 34.

        (12) Letter Agreement with respect to the Custodian Agreement with respect to the Emerging Growth Fund dated as of March 1, 1997 is incorporated by reference to Exhibit (8)(l) to Post-Effective Amendment No. 34.

        (13) Foreign Custodian Monitoring Agreement between Registrant and Firstar Investment Research and Management Company, LLC, dated June 13, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit 8(m) to Post-Effective Amendment No. 32.

        (14) Assignment dated October 1, 1998 of Custodian Agreement between Registrant and Firstar Trust Company, dated as of July 29, 1988 to Firstar Bank Milwaukee, N.A. is incorporated by reference to Exhibit (g)(14) to Post-Effective Amendment No. 36.

        (15) Letter Agreement dated November 1, 1999 with respect to the Custodian Agreement between the Registrant and Firstar Bank Milwaukee, N. A. with respect to the Core International Equity Fund is incorporated by reference to Exhibit (g)(15) to Post-Effective Amendment No. 38.

        (14) Letter Agreement dated November 1, 1999 with respect to the Custodian Agreement between the Registrant and Firstar Bank Milwaukee, N.A. with respect to the MidCap Index Fund is incorporated by reference to Exhibit (g)(16) to Post-Effective Amendment No. 38.

        (15) Global Custody Agreement dated November 3, 1999 between Registrant and Chase Manhattan Bank with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit
               (g)(17) to Post-Effective Amendment No. 39.

        (16) Form of Letter Agreement with respect to the Custodian Agreement between the Registrant and Firstar Bank, N.A., (formerly Firstar Bank Milwaukee, N.A.), with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (g)(18) to Post-Effective Amendment No. 39.

        (17)   Intentionally left blank.

        (18)   Intentionally left blank.

        (19) Form of Letter Agreement with respect to the Custodian Agreement between Registrant and Firstar Bank, N.A. (formerly Firstar Bank Milwaukee, N.A.) with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (g)(19) to Post-Effective Amendment No. 40.

        (20) Form of Letter Agreement with respect to the Custodian Agreement between the Registrant and Firstar Bank, N.A., (formerly Firstar Bank Milwaukee, N.A.), with respect to the Select Money Market Fund is filed herewith.

  (h)   (1)    Fund Administration Servicing Agreement between Registrant and
               Firstar Mutual Fund Services, LLC with respect to  the
               Institutional Money Market Fund, Money Market Fund, U.S. Treasury
               Money Market Fund, U.S. Government Fund, Tax-Exempt Money Market
               Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund,
               Bond IMMDEX/TM Fund, Tax-Exempt Intermediate Bond Fund, Balanced
               Income Fund, Balanced Growth Fund, Growth and Income Fund, Equity
               Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund,
               Emerging Growth Fund, MicroCap Fund, Small Cap Aggressive Growth
               Fund, Core International Equity Fund and International Equity
               Fund is incorporated by reference to Exhibit (h)(1) to Post-
               Effective Amendment No. 42.

        (2) Fund Accounting Servicing Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(d) to Post-Effective Amendment No. 28.

        (3) Letter dated July 29, 1988 with respect to the Fund Accounting Servicing Agreement is incorporated by reference to Exhibit
               (9)(e) to Post-Effective Amendment No. 28.

        (4) Letter dated December 28, 1989 with respect to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(f) to Post-Effective Amendment No. 28.

        (5) Letter dated April 19, 1991 with respect to the Fund Accounting Servicing Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 28.

        (6) Letter dated March 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (9)(h) to Post-Effective Amendment No. 28.

        (7) Letter dated December 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth
               Fund) is incorporated by reference to Exhibit (9)(i) to Post-Effective Amendment No. 28.

        (8) Letter dated February 5, 1993 with respect to the Fund Accounting Servicing Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(j) to Post-Effective Amendment No. 29.

        (9)    Revised Fund Valuation and Accounting Fee Schedule dated
               January 1, 2000 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEXTM Fund, Tax-Exempt Intermediate Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund is incorporated by reference to Exhibit
               (h)(11) to Post-Effective Amendment No. 38.

        (10) Form of Addendum No. 1 to the Administration Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Select Money Market Fund, Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is filed herein.

        (11)   Intentionally left blank.

        (12) Letter Agreement dated August 1, 1995 with respect to the Fund Accounting Servicing Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(n) to Post-Effective Amendment No. 28.

        (13) Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Income Fund dated December 1, 1990 is incorporated by reference to Exhibit (9)(o) to Post-Effective Amendment No. 34.

        (14) Shareholder Servicing Agent Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(p) to Post-Effective Amendment No. 28.

        (15) Letter dated July 29, 1988 with respect to Shareholder Servicing Agent Agreement is incorporated by reference to Exhibit (9)(q) to Post-Effective Amendment No. 28.

        (16) Letter dated December 28, 1989 with respect to the Shareholder Servicing Agent Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(r) to Post-Effective Amendment No. 28.

        (17) Letter dated April 23, 1991 with respect to the Shareholder Servicing Agent Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (9)(s) to Post-Effective Amendment No. 28.

        (18) Letter dated March 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (9)(t) to Post-Effective Amendment No. 28.

        (19) Letter dated December 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit (9)(u) to Post-Effective Amendment No. 28.

        (20) Letter dated February 5, 1993 with respect to the Shareholder Servicing Agent Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit
               (9)(v) to Post-Effective Amendment No. 29.

        (21) Letter dated April 26, 1994 with respect to the Shareholder Servicing Agent Agreement with respect to the International Equity Fund is incorporated by reference to Exhibit (9)(w) to Post-Effective Amendment No. 28.

        (22) Amendment dated May 1, 1990 to the Shareholder Servicing Agent Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(x) to Post-Effective Amendment No. 28.

        (23) Letter Agreement dated August 1, 1995 with respect to the Shareholder Servicing Agent Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(y) to Post-Effective Amendment No. 28.

        (24) Letter with respect to Shareholder Servicing Agent Agreement with respect to the Balanced Income Fund dated December 1, 1997 is incorporated by reference to Exhibit (9)(z) to Post-Effective Amendment No. 34.

        (25)   Plan of Reorganization is incorporated by reference to Exhibit
               (9)(aa) to Post-Effective Amendment No. 28.

        (26) Purchase and Assumption Agreement dated February 22, 1988 is incorporated by reference to Exhibit (9)(ab) to Post-Effective Amendment No. 28.

        (27) Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (9)(ad) to Post-Effective Amendment No. 32.

        (28) Letter Agreement with respect to Shareholder Servicing Agent Agreement with respect to the Emerging Growth Fund dated August 15, 1997 is incorporated by reference to Exhibit (9)(ae) to Post-Effective Amendment No. 34.

        (29)   Intentionally left blank.

        (30) License Agreement between Registrant and Firstar Corporation for use of Firstar name is incorporated by reference to Exhibit
               (9)(ag) to Post-Effective Amendment No. 34.

        (31) Revised Shareholder Servicing Agent Agreement Fee Schedule dated January 1, 2000 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEXTM Fund, Tax-Exempt Intermediate Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund is incorporated by reference to Exhibit
               (h)(34) to Post-Effective Amendment No. 38.

        (32) Internet Access Agreement with Firstar Trust Company, dated April 1998 is incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No. 35.

        (33) Order Processing Agreement with M and I Trust Company, dated April 1, 1998 is incorporated by reference to Exhibit (h)(36) to Post-Effective Amendment No. 35.
 .
        (34) Service Agreement with Jack White and Company, dated May 12, 1998 is incorporated by reference to Exhibit (h)(37) to Post-Effective Amendment No. 35.
 .
        (35) Service Agreement with National Investors Services Corporation, dated June 1998 is incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 35.

        (36) Order Processing Agreement with Northern Trust Retirement Consulting, L.L.C., dated February 1, 1998 is incorporated by reference to Exhibit (h)(39) to Post-Effective Amendment No. 36.

        (37) 403(b) Comprehensive Agreement with Universal Pensions, Inc., dated May 4, 1998 is incorporated by reference to Exhibit (h)
               (40) to Post-Effective Amendment No. 36.

        (38) Assignment dated October 1, 1998 of Fund Accounting Servicing Agreement between Registrant and Firstar Trust Company, dated March 23, 1988, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 36.

        (39) Assignment dated October 1, 1998 of the Shareholder Servicing Agent Agreement between Registrant and Firstar Trust Company, dated March 23, 1988, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 36.

        (40) Confidentiality Agreement dated June 17, 1999 between Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company, LLC is incorporated by reference to Exhibit (h)(44) to Post-Effective Amendment No. 37.

        (41) Operating Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company LLC is incorporated by reference to Exhibit (h)(45) to Post-Effective Amendment No. 37.

        (42) Retirement Plan Order Processing Amendment to the Operating Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc., the Charles Schwab Trust Company and Firstar Investment Research and Management Company, LLC is incorporated by reference to Exhibit (h)(46) to Post-Effective Amendment No. 37.

        (43) Services Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company, LLC is incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 37.

        (44) Letter Agreement dated November 1, 1999 regarding Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Core International Equity Fund is incorporated by reference to Exhibit (h)(50) to Post-Effective Amendment No. 38.

        (45) Letter Agreement dated November 1, 1999 regarding Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the MidCap Index Fund is incorporated by reference to Exhibit (h)(51) to Post-Effective Amendment No. 38.

        (46) Letter Agreement dated November 1, 1999 to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Core International Equity Fund is incorporated by reference to Exhibit (h)(52) to Post- Effective Amendment No. 38.

        (47) Letter Agreement dated November 1, 1999 to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the MidCap Index Fund is incorporated by reference to Exhibit (h)(53) to Post-Effective Amendment No. 38.

        (48) Credit Agreement dated December 29, 1999 for Firstar Funds, Inc. and Mercantile Mutual Funds, Inc. with Chase Manhattan Bank is incorporated by reference to Exhibit (h)(54) to Post-Effective Amendment No. 38.

        (49) Exchange Agreement dated November 2, 1999 between Registrant and Firstar Corporation Pension Trust with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit
               (h)(55) to Post-Effective Amendment No. 39.

        (50) Form of Letter Agreement to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(57) to Post-Effective Amendment No. 39.

        (51) Form of Letter Agreement to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(58) to Post-Effective Amendment No. 39.

        (52) Form of Amendment to Shareholder Servicing Agent Agreement dated March 23, 1988 and assigned as of October 1, 1998 with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(59) to Post-Effective Amendment No. 39.

        (53) Form of Letter Agreement with respect to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (h)(60) to Post-Effective Amendment No. 40.

        (54) Form of Letter Agreement with respect to the Shareholder Servicing Agent Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is incorporated by reference to Exhibit (h)(61) to Post-Effective Amendment No. 40.

        (55) Form of Letter Agreement to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Select Money Market Fund is filed herewith.

        (56) Form of Letter Agreement to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Select Money Market Fund is filed herewith.

  (i)   None.

  (j)   (1)    Consent of Drinker Biddle & Reath LLP is filed herein.

  (j)   (2)    Consent of KPMG LLP  is filed herein.

  (j)   (3)    Consent of Arthur Andersen LLP is filed herein.

  (j)   (4)    Consent of McCurdy & Associates, CPAs, is filed herein.

  (k)   None.

  (l)   (1)    Purchase Agreement between Registrant and ALPS Securities, Inc.
               is incorporated by reference to Exhibit (13)(a) to Post-Effective
               Amendment No. 29.

        (2) Purchase Agreement between ALPS Securities, Inc. and Sunstone Financial Group, Inc. is incorporated by reference to Exhibit
               (13)(b) to Post-Effective Amendment No. 29.

        (3) Purchase Agreement between Firstar Trust (Wisconsin) and the Registrant relating to startup of Balanced Income Fund is incorporated by reference to Exhibit (13)(c) to Post-Effective Amendment No. 34.

        (4) Purchase Agreement dated February 26, 1999 between Registrant and B.C. Ziegler & Company with respect to the Series B Shares is incorporated by reference to Exhibit (l)(4) to Post-Effective Amendment No. 38.

        (5) Purchase Agreement dated November 3, 1999 between Registrant and B.C. Ziegler & Company with respect to the Core International Equity Fund is incorporated by reference to Exhibit (l)(5) to Post-Effective Amendment No. 38.

        (6) Purchase Agreement dated November 3, 1999 between Registrant and B.C. Ziegler & Company with respect to the MidCap Index Fund is incorporated by reference to Exhibit (l)(6) to Post-Effective Amendment No. 38.

        (7) Form of Purchase Agreement between Registrant and B.C. Ziegler and Company with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (l)(7) to Post-Effective Amendment No. 39.

        (8) Form of Purchase Agreement between Registrant and B.C. Ziegler & Company with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund, and Global Equity Fund is incorporated by reference to Exhibit (l)(8) to Post-Effective Amendment No. 40.

        (9) Form of Purchase Agreement with respect to Y Shares of the Aggregate Bond Fund, National Municipal Bond Fund and U.S. Government Securities Fund is incorporated by reference to Exhibit (l)(9) to Post-Effective Amendment No. 40.

        (10) Form of Purchase Agreement between Registrant and Quasar Distributors, LLC with respect to the Select Money Market Fund is filed herewith.

  (m)   (1)    Amended and Restated Distribution and Service Plan and Form of
               Distribution and Servicing Agreement is incorporated by reference to Exhibit (14)(a) to Post-Effective Amendment No. 30.

        (2) Distribution and Services Plan for the Retail B Shares is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 36.

        (3) Services Plan for the Retail B Shares is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 36.

        (4) Form of Amended and Restated 12b-1 Distribution and Service Plan with respect to the Retail B Shares is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 40.

        (5) Form of Amended and Restated Non-12b-1 Service Plan with respect to the Retail B Shares is incorporated by reference to Exhibit
               (m)(5) to Post-Effective Amendment No. 40.

        (6) Form of Services Plan with respect to the Y Shares is incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 40.

        (7) Form of Shareholder Services Plan with respect to Shares of the Conning Money Market Fund is filed herewith.

        (8) Form of Services Plan with respect to the Institutional Shares of the Ohio Tax-Exempt Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, and U.S. Government Money Market Funds is filed herewith.

  (n)   (1)    Intentionally left blank.

        (2) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorporated by reference to Exhibit
               (n)(2) to Post-Effective Amendment No. 38.

        (3) Form of Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 39.

        (4) Form of Amended and Restated 18f-3 Plan Pursuant to Rule 18f-3 for operation of a Multi-Series System is incorporated by reference to Exhibit (n)(4) to Post-Effective Amendment No. 40.

  (o)   None.

  (p)   (1)    Code of Ethics of Firstar Investment Research and Management
               Company, LLC, as Adviser with respect to each Fund of the Company is incorporated by reference to Exhibit (p)(1) to Post-Effective
               Amendment No. 39.

        (2) Code of Ethics of Hansberger Global Investors, Inc. as Sub-Adviser to the International Equity Fund is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39.

        (3) Code of Ethics of Glenmede Advisers Inc. as Sub-Adviser to the Core International Equity Fund is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 44.

        (4) Code of Ethics of the Registrant is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 39.

        (5) Code of Ethics of Quasar Distributors, LLC as affiliated Distributor is incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 43.

Item 24.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is controlled by its Board of Directors.

Item 25.  Indemnification
          ---------------

          Article IX of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (a)(1) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permitted by the Wisconsin Business Corporation Law and the Investment Company Act of 1940.

          Article VII of the By-laws of the Registrant, incorporated by reference as Exhibit (b)(1) hereto, provides that officers and directors of the Registrant shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) incurred in connection with a legal action, suit or proceeding to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940.

          In no event will Registrant indemnify any of its directors or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Indemnification of the Registrant, its affiliates, their respective assigns and their respective officers, directors, employees, agents and servants against certain losses is provided for in Section 7.2 of the Internet Access Agreement with Firstar Trust Company incorporated herein by reference as Exhibit
(h)(32).

          Indemnification of the Registrant, its transfer agent, its administrator and their respective affiliates, directors, trustees, officers, employees and agents, and each person who controls them within the meaning of the Securities Act of 1933, against certain losses is provided for in Section 12(a) of the Order Processing Agreement with Marshall & Ilsley Trust Company incorporated herein by reference as Exhibit (h)(33) and Section 9(a) of the Order Processing Agreement with Northern Trust Retirement Consulting, L.L.C. incorporated herein by reference to Exhibit (h)(36).

          Indemnification of the Registrant, its investment adviser and their affiliates, directors, managers, employees and shareholders against certain losses is provided for in Section 9 of the Service Agreement with Jack White & Company incorporated herein by reference to Exhibit (h)(34).

          Indemnification of the Registrant, its investment adviser and their directors, managers, officers, employees and agents against certain losses is provided for in Section 6(a) of the Service Agreement with National Investors Services Corp. incorporated herein by reference as Exhibit (h)(35).

          Indemnification of the Registrant and its directors, officers, employees and agents against certain losses is provided for in Section 13 of the Retirement Plan Order Processing Amendment to the Operating Agreement with Charles Schwab & Co., Inc. and The Charles Schwab Trust Company incorporated herein by reference to Exhibit (h)(42).

          Indemnification of the Registrant, its investment adviser and their directors, officers, employees and agents against certain losses is provided for in Section 4(a) of the Services Agreement with Charles Schwab and Co., Inc. incorporated herein by reference as Exhibit (h)(43).

          Indemnification of Registrant's principal underwriter, custodians and transfer agents against certain losses is provided for, respectively, in Section 6 (a) of the Distribution Agreement, incorporated by reference as Exhibit (e)(1) hereto, Section 11 of the Custodian Agreement, incorporated by reference as Exhibit (g)(1) hereto, and Section 6(c) of the Shareholder Servicing Agent Agreement incorporated by reference as Exhibit (h)(14) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.


Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Firstar Investment Research and Management Company, LLC, investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Fund (formerly the Short-Term Bond Market Fund), Growth and Income Fund, MidCap Core Equity Fund (formerly the Special Growth Fund), Bond IMMDEXO Fund, Equity Index Fund, Balanced Growth Fund (formerly the Balanced Fund), Intermediate Bond Fund (formerly the Intermediate Bond Market
Fund), Large-Cap Core Equity Fund (formerly the Growth Fund), Tax-Exempt Intermediate Bond Fund, International Value Fund (formerly the International Equity Fund), Small Cap Core Equity Fund (formerly the Emerging Growth Fund), MicroCap Fund, Balanced Income Fund, International Growth Fund (formerly the Core International Equity Fund), MidCap Index Fund, Small Cap Aggressive Growth Fund, Aggregate Bond Fund, U.S. Government Securities Fund and National Municipal Bond Fund is a registered investment adviser under the Investment Advisers Act of 1940.

          To Registrant's knowledge, none of the directors or senior executive officers of Firstar Investment Research and Management Company LLC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Firstar Investment Research and Management Company LLC also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Firstar Investment Research and Management Company LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


              FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY

                     Position with
                     Firstar Investment
                     Research and          Other Business          Type of
Name                 Management Company    Connections             Business
----                 -------------------   --------------          --------
Robert L. Webster    Director              Executive               Bank
                                           Vice President,
                                           Firstar Bank,
                                           Milwaukee, N.A.
                                           777 E. Wisconsin
                                           Avenue, Milwaukee, WI
                                           53202

Todd Krieg           Director

Bruce Laning         Director

Marian Zentmyer      Director,
                     Chief Equity
                     Investment Officer

                     Hansberger Global Investors, Inc., a wholly-owned subsidiary of Hansberger, Inc., serves as sub-investment adviser to the International Equity Fund.

                     To Registrant's knowledge, none of the directors or senior executive officers of Hansberger Global Investors, Inc. except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Hansberger Global Investors, Inc. also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Hansberger Global Investors, Inc. who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


                       HANSBERGER GLOBAL INVESTORS, INC.
----------------------------------------------------------------------------------------
                        Position with        Other Business
Name and Principal      Hansberger Global    Connections and
Business Address        Investors, Inc.      Address<F1>               Type of Business
--------------------    -------------------  -----------------------   -----------------
----------------------------------------------------------------------------------------
Thomas L. Hansberger    Chairman, CEO,       Director,                 Mutual Fund
                        President, Director  Schroder Korea Fund PLC
                        and Treasurer        33 Gutter Lane
                                             London,
                                             EC2B-A124 8AS
----------------------------------------------------------------------------------------
                                             Director,                 Mutual Fund
                                             The Bangkok Fund
                                             Bangkok, Thailand
----------------------------------------------------------------------------------------
                                             Advisory Board Member,    Mutual Fund
                                             The India Fund
                                             India
----------------------------------------------------------------------------------------
Kimberly Ann Scott      Director,            None
                        Senior Vice
                        President, Chief
                        Administrative
                        Officer, Chief
                        Compliance Officer
                        and Secretary
----------------------------------------------------------------------------------------
J. Christopher Jackson  Director,            None
                        Senior Vice
                        President, General
                        Counsel and
                        Assistant Secretary
----------------------------------------------------------------------------------------
James Everett Chaney    Chief Investment     None
                        Officer
----------------------------------------------------------------------------------------
Lauretta Ann Reeves     Director of          None
                        Research
----------------------------------------------------------------------------------------
Francisco Jose Alzuru   Managing Director    None
----------------------------------------------------------------------------------------
Erik Erwin Bieck        Managing Director    None
----------------------------------------------------------------------------------------
Wesley Edmond Freeman   Managing Director    None
----------------------------------------------------------------------------------------
Mark Poon               Managing Director    None
----------------------------------------------------------------------------------------
Vladimir Tyurenkov      Managing Director    None
----------------------------------------------------------------------------------------
Ajit Dayal              Managing Director    None
----------------------------------------------------------------------------------------
Aureole Foong           Managing Director    None
----------------------------------------------------------------------------------------
Thomas A. Christenson   Managing Director    None
----------------------------------------------------------------------------------------


<F1> Address of all individuals: 515 East Las Olas Blvd., Suite 1300, Fort
     Lauderdale, FL 33301.

     Glenmede Advisers Inc. serves as sub-investment adviser to the Core International Equity Fund.

     Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since July 31, 1996, as well as the capacity in which such person was connected.


                              GLENMEDE ADVISERS INC.
--------------------------------------------------------------------------------
        DIRECTOR                 ORGANIZATION                AFFILIATION
--------------------------------------------------------------------------------
SUSAN W. CATHERWOOD        The Glenmede Corporation   Director
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
--------------------------------------------------------------------------------
                           PECO Energy                Director
--------------------------------------------------------------------------------
                           University of              Vice Chairman, Board of
                           Pennsylvania               Trustees
--------------------------------------------------------------------------------
                           The World Affairs Council  Member, Board
                           of Philadelphia
--------------------------------------------------------------------------------
                           Monell Chemical Senses     Director
                           Center
--------------------------------------------------------------------------------
                           The Christopher Ludwick    Member, Board of
                           Foundation                 Managers, Vice Chairman
--------------------------------------------------------------------------------
                           Executive Service Corps    Vice Chairman, Board of
                           of the Delaware Valley     Directors
--------------------------------------------------------------------------------
                           Montessori Genesis II      Member, Advisory Board
--------------------------------------------------------------------------------
                           United Way of              Director
                           Southeastern Pennsylvania
--------------------------------------------------------------------------------
                           Thomas Harrison Skelton    Board Member
                           Foundation
--------------------------------------------------------------------------------
                           The Catherwood Foundation  Board Member
--------------------------------------------------------------------------------
JAMES L. KERMES            The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director, Chairman of the
                           Company, N.A               Board
--------------------------------------------------------------------------------
                           Rittenhouse Square         Board Member and Officer
                           Indemnity Ltd.
--------------------------------------------------------------------------------
                           Assoc. for Investment      Committee Member-
                           Mgm't & Research (AIMR)    Performance Presentation
                                                      Standards
--------------------------------------------------------------------------------
                           Elwyn, Inc.                Board Member
--------------------------------------------------------------------------------
THOMAS W. LANGFITT, M.D.   The Glenmede Corporation   Director
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           General Motors Medical     Chairman
                           Committee on Automotive
                           Safety
--------------------------------------------------------------------------------
                           University of              Board of Trustees
                           Pennsylvania Medical
                           Center
--------------------------------------------------------------------------------
                           Greater Philadelphia       Member
                           Urban Affairs Coalition
--------------------------------------------------------------------------------
                           The Philadelphia Public    Member
                           School/Business
                           Partnership for Reform
                           Governing Board
--------------------------------------------------------------------------------
                           Secretary's Advisory       Member
                           Committee on Infant
                           Mortality Department of
                           Health and Human Services
--------------------------------------------------------------------------------
                           Institute of Medicine      Member
--------------------------------------------------------------------------------
                           American Philosophical     Member
                           Society
--------------------------------------------------------------------------------
                           Community College of       Director
                           Philadelphia
--------------------------------------------------------------------------------
                           Nat'l Museum of American   Trustee
                           History Smithsonian
                           Institution
--------------------------------------------------------------------------------
ARTHUR E. PEW, III         The Glenmede Corporation   Director
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           Manitou Island             Member, Board of
                           Association (White Bear    Directors
                           Lake, MN)
--------------------------------------------------------------------------------
                           Minnesota Transportation   Member, Board of Trustees
                           Museum, Inc. (Mpls, MN)
                           Museum of Transport.
--------------------------------------------------------------------------------
                           Development Corp.(St.      Directors
                           Paul, MN)
--------------------------------------------------------------------------------
                           Osceola & St. Croix        Member, Board of
                           Valley Railway (Osceola,   Directors
                           WI)
--------------------------------------------------------------------------------
G. THOMPSON PEW, JR.       The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           The Glenmede Fund, Inc.    Director/Trustee
--------------------------------------------------------------------------------
                           The Glenmede Portfolios    Director/Trustee
--------------------------------------------------------------------------------
                           The Glenmede Equity Fund   Advisory Board Member
--------------------------------------------------------------------------------
                           Opera Company of           Vice President and Board
                           Philadelphia               Member, Executive
                                                      Committee
--------------------------------------------------------------------------------
                           Philadelphia Charity       Board Member, Past
                           Ball, Inc.                 President
--------------------------------------------------------------------------------
                           Philadelphia Zoo           Committee Member
                           "Zoobilee"
--------------------------------------------------------------------------------
                           Academy of Music           AOM Committee, Board
                           Philadelphia, Inc.         Member
--------------------------------------------------------------------------------
                           (SEA) Sea Education        Board Member
                           Association
--------------------------------------------------------------------------------
                           Corinthian Historical      President, Board Member
                           Foundation
--------------------------------------------------------------------------------
                           Devon Horse Show           Trophy Committee Member
--------------------------------------------------------------------------------
                           Corinthian Yacht Club      Committee Member
--------------------------------------------------------------------------------
                           American Health Care       Director
                           (China)
--------------------------------------------------------------------------------
                           Benchmark School           Chairperson, Annual
                                                      Giving
--------------------------------------------------------------------------------
                           Special Opportunities      Board Member
                           Group (Guilder Assoc.)
--------------------------------------------------------------------------------
J. HOWARD PEW, II          The Glenmede Corporation   Director
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
J. N. PEW, III             The Glenmede Corporation   Director
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
J. N. PEW, IV, M.D.        The Glenmede Corporation   Director
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
--------------------------------------------------------------------------------
                           Joseph N. Pew, IV, M.D.,   President
                           PC
--------------------------------------------------------------------------------
                           Flying Hills Self          President
                           Storage, Inc.
--------------------------------------------------------------------------------
                           American Red Cross, Berks  Director
                           County
--------------------------------------------------------------------------------
                           French & Pickering Creek   Director
                           Conservation Trust, Inc.
--------------------------------------------------------------------------------
R. ANDERSON PEW            The Glenmede Corporation   Director, Chairman of the
                                                      Board
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company, N.A.
--------------------------------------------------------------------------------
                           Sun Company, Inc.          Director
--------------------------------------------------------------------------------
                           Academy of Music           Member, AOM Committee
                           Philadelphia, Inc.
--------------------------------------------------------------------------------
                           Aircraft Owners and        Chairman of the Board
                           Pilots Association
--------------------------------------------------------------------------------
                           AOPA Air Safety            Chairman, Board of
                           Foundation                 Trustees
--------------------------------------------------------------------------------
                           Bryn Mawr College          Vice Chairman, Board of
                                                      Trustees
--------------------------------------------------------------------------------
                           The Children's Hospital    Vice Chairman, Board of
                           of Philadelphia            Trustees
--------------------------------------------------------------------------------
                           The Curtis Institute of    Member, Board of Trustees
                           Music
--------------------------------------------------------------------------------
                           The Jackson Laboratory     Member, Corporation Board
                                                      of Trustees
--------------------------------------------------------------------------------
RICHARD F. PEW             The Glenmede Corporation   Director
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           Yellowstone Center for     Director
                           Mountain Environments
--------------------------------------------------------------------------------
                           Mountain Research Center,  Director
                           Montana State University
--------------------------------------------------------------------------------
                           Teton Science School;      Director
                           Kelly, Wyoming
--------------------------------------------------------------------------------
REBECCA W. RIMEL           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           Deutsche Banc Alex. Brown  Director
                           Flag Investors Funds
--------------------------------------------------------------------------------
                           - Deutsche Banc Alex Brown
                             Cash Reserve Fund
--------------------------------------------------------------------------------
                           - Communications Income
                             Fund Inc.
--------------------------------------------------------------------------------
                           - Real Estate Securities
                             Fund Inc.
--------------------------------------------------------------------------------
                           - Equity Partners Fund
                             Inc.
--------------------------------------------------------------------------------
                           - Emerging Growth Fund
                             Inc.
--------------------------------------------------------------------------------
                           - Short-Intermediate
                             Income Fund Inc.
--------------------------------------------------------------------------------
                           - Value Builder Fund Inc.
--------------------------------------------------------------------------------
                           University of Virginia     Campaign Executive
                                                      Committee, UVA Alumni
                                                      Association Board of
                                                      Managers
--------------------------------------------------------------------------------
                           Thomas Jefferson Memorial  Board of Directors
                           Foundation (Monticello)
--------------------------------------------------------------------------------
                           Gilder Lehrman Institute   Advisory Board
                           of American History
--------------------------------------------------------------------------------
                           Council on Foundations     Board of Directors,
                                                      Robert W. Scrivner Award
                                                      Selection Committee
--------------------------------------------------------------------------------
ROBERT G. WILLIAMS         The Glenmede Trust         Director, Chairman of the
                           Company                    Board
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
--------------------------------------------------------------------------------
                           Coriell Institute for      Trustee, Chairman
                           Medical Research           Investment Committee
--------------------------------------------------------------------------------
                           Elizabeth Haddon Housing   President / Director
                           Corp (affordable housing)
--------------------------------------------------------------------------------
                           Estaugh Corporation (aka   President / Trustee
                           Medford Leas)
                           Upland Corp.               President
--------------------------------------------------------------------------------
ETHEL BENSON WISTER        The Glenmede Corporation   Director
--------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
--------------------------------------------------------------------------------
                           Academy of Music           Committee Member
                           Philadelphia, Inc.
--------------------------------------------------------------------------------
                           Concerto Soloists          Arts Award 1997 Recipient
                           Orchestra
--------------------------------------------------------------------------------
                           Scheie Eye Institute -     Recipient, Guest of Honor
                           Department of              Award 1998 - Scheie
                           Ophthalmology University   Odyssey Ball
                           of Pennsylvania
--------------------------------------------------------------------------------
                           Philadelphia Television    Board Member
                           Network, Inc.
--------------------------------------------------------------------------------

Item 27.  Principal Underwriter
          ---------------------

          (a) Quasar Distributors, LLC, the Registrant's principal underwriter, also acts as principal underwriter for the following open-end investment companies: Firstar Stellar Funds
                      Cullen Funds Trust
                      The Arbitrage Funds
                      Country Growth Fund, Inc.
                      Country Asset Allocation Fund, Inc.
                      Country Tax Exempt Bond Fund, Inc.
                      Country Taxable Fixed Income Series Fund, Inc. Country Money Market Fund
                      Country Long-Term Bond Fund
                      Country Short-Term Government Bond Fund

          (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:


----------------------------------------------------------------------------
Name and Principal    Position and Offices with        Positions and Offices
Business Address      Quasar Distributors, LLC         with Registrant
----------------------------------------------------------------------------
James R. Schoenike    President, Board Member          None
----------------------------------------------------------------------------
Donna J. Berth        Treasurer                        None
----------------------------------------------------------------------------
James J. Barresi      Secretary                        None
----------------------------------------------------------------------------
Joe Redwine           Board Member                     None
----------------------------------------------------------------------------
Bob Kern              Board Member                     None
----------------------------------------------------------------------------
Paul Rock             Board Member                     None
----------------------------------------------------------------------------
Jennie Carlson        Board Member                     None
----------------------------------------------------------------------------
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
----------------------------------------------------------------------------

          (c) None.

Item 28.  Location of Accounts and Records
          --------------------------------

  (1) Firstar Mutual Fund Services LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (records relating to its function as custodian, transfer agent, fund accounting servicing agent, shareholder servicing agent and administrator).

  (2) Firstar Investment Research and Management Company, LLC, Firstar Center, 777 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202 (records relating to its function as investment adviser).

  (3) Hansberger Global Investors, Inc., 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, FL 33301 (records relating to its function as sub-investment adviser for the International Equity Fund).

  (4) Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its functions as distributor).

  (5) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-laws and Minute Books).

  (6) The Chase Manhattan Bank, 4 Chase Metro Tech Center, Brooklyn, NY 11245, ATTN: Global Investor Services, Investment Management Group (records relating to its function as foreign subcustodian).

  (7) Glenmede Advisers Inc., One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103 (records relating to its function as sub-investment adviser for the Core International Equity Fund).

Item 29.  Management Services
          -------------------

          None.

Item 30   Undertakings
          ------------

          None.

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 45 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on the 20th day of September, 2000.

                         FIRSTAR FUNDS, INC.
                         Registrant

                         By:  /s/ Bruce R. Laning
                              -------------------------------
                              Bruce R. Laning
                              Director, President & Treasurer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 45 to the Registration Statement of the Registrant has been signed by the following persons in the capacities and on the dates indicated:

Signature                     Title                    Date
---------                     -----                    ----

<F1>James M. Wade             Chairman and Director    September 20, 2000
-------------------
    (James M. Wade)

/s/ Bruce R. Laning           Director,
-------------------           President, Treasurer     September 20, 2000
    Bruce R. Laning

<F1>Richard Riederer          Director                 September 20, 2000
----------------------
    (Richard Riederer)

<F1>Jerry Remmel              Director                 September 20, 2000
------------------
    (Jerry Remmel)

<F1>Glen R. Bomberger         Director                 September 20, 2000
-----------------------
    (Glen R. Bomberger)

<F1>Charles R. Roy            Director                 September 20, 2000
--------------------
    (Charles R. Roy)

<F1>Bronson J. Haase          Director                 September 20, 2000
----------------------
    (Bronson J. Haase)

<F1>By: /s/ Bruce R. Laning                            September 20, 2000
---------------------------
        Bruce R. Laning
        Attorney-in-fact



                              POWER OF ATTORNEY
                              -----------------

          Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000                 /s/Glen R. Bomberger
                                           -----------------
                                           Glen R. Bomberger



                              POWER OF ATTORNEY
                              -----------------

          James M. Wade, whose signature appears below, does hereby constitute and appoint Bruce R. Laning and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000            /s/James M. Wade
                                      -------------
                                      James M. Wade



                              POWER OF ATTORNEY
                              -----------------

          Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000            /s/Richard K. Riederer
                                      -------------------
                                      Richard K. Riederer



                              POWER OF ATTORNEY
                              -----------------

          Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000            /s/Jerry Remmel
                                      ------------
                                      Jerry Remmel



                              POWER OF ATTORNEY
                              -----------------

          Bruce R. Laning, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000                 /s/Bruce R. Laning
                                           ---------------
                                           Bruce R. Laning



                              POWER OF ATTORNEY
                              -----------------

          Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     June 16, 2000            /s/Charles R. Roy
                                      --------------
                                      Charles R. Roy



                              POWER OF ATTORNEY
                              -----------------

          Bronson J. Haase, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any one of them, shall do or cause to be done by virtue hereof.



Date:  June 16, 2000               /s/Bronson J. Haase
                                      ----------------
                                      Bronson J. Haase


                              FIRSTAR FUNDS, INC.

                            CERTIFICATE OF SECRETARY


     The following resolution was duly adopted by the Board of Directors of Firstar Funds, Inc. on June 16, 2000 and remains in effect on the date hereof:


     FURTHER RESOLVED, that the directors and officers of the Company who may be required to execute any amendments to the Registration Statement of the Company be, and each of them hereby is, authorized to execute a Power of Attorney appointing James M. Wade, Bruce R. Laning and W. Bruce McConnel, and each and any of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as director or officer, or both, of the Company any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each and any of said attorneys shall have the power to act thereunder with or without the other said attorney and shall have full power of substitution and resubstitution; and each and any of said attorneys shall have full power and authority to do in the name and on behalf of said directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, or each and any of them, being hereby ratified and approved.



                                        FIRSTAR FUNDS, INC.




                                        By:  /s/ W. Bruce McConnel
                                             ---------------------
                                             W. Bruce McConnel
                                             Secretary


Dated: September 20, 2000


                                 EXHIBIT INDEX



EXHIBIT NO.    ITEM
-----------    ----

(a)(20) Form of Amendment No. 19 to Articles of Incorporation with respect to the Select Money Market Fund.

(a)(21) Form of Amendment No. 20 to Articles of Incorporation with respect to the Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Missouri Tax-Exempt Bond Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund.

(d)(13) Investment Sub-Advisory Agreement among the Registrant, FIRMCO and Glenmede Advisers Inc. with respect to the Core International Equity Fund.

(d)(18) Form of Investment Sub-Advisory Agreement among the Registrant, Firstar Investment Research & Management Company, LLC and Conning Asset Management Company. with respect to the Conning Money Market Fund.

(d) (19) Form of Addendum No. 10 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company, LLC, with respect to the Select Money Market Fund.

(d)(20) Form of Addendum No. 12 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Compant, LLC, with respect to the Conning Money Market Fund is filed herein.

(e)(2) Form of Addendum No. 1 to the Distribution Agreement with respect to the Select Money Market Fund, Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is filed herein.

(g)(20) Form of Letter Agreement with respect to the Custodian Agreement between the Registrant and Firstar Bank, N.A., (formerly Firstar Bank Milwaukee, N.A.), with respect to the Select Money Market Fund.

(h)(10) Form of Addendum No. 1 to the Administration Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Select Money Market Fund, Conning Money Market Fund, Ohio Tax-Exempt Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Securities Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small Cap Index Fund and Global Equity Fund is filed herein.

(h)(55) Form of Letter Agreement to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Select Money Market Fund.

(h)(56) Form of Letter Agreement to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Select Money Market Fund.

(j)(1)         Consent of Drinker Biddle & Reath LLP.

(j)(2)         Consent of KPMG LLP.

(j)(3)         Consent of Arthur Andersen LLP.

(j)(4)         Consent of McCurdy & Associates, CPAs.

(l)(10) Form of Purchase Agreement between Registrant and Quasar Distributors, LLC with respect to the Select Money Market Fund.

(m)(7) Form of Shareholder Services Plan with respect to Shares of the Conning Money Market Fund.

(m)(8) Form of Services Plan with respect to the Institutional Shares of the Ohio Tax-Exempt Money Market, U.S. Treasury Money Market, Tax-Exempt Money Market, and U.S. Government Money Market Funds.